Russell Investment Company: Classes A, C, M, R6, S and Y
RUSSELL INVESTMENT COMPANY
Supplement dated June 3, 2026, to
PROSPECTUS DATED MARCH 1, 2026
I. SUSTAINABLE EQUITY FUND: The Sustainable Equity Fund is moved from the “U.S. Equity Funds” category to the “International and Global Equity Funds” category on the front cover page and in the Table of Contents in the Prospectus listed above.
II. STRATEGIC BOND FUND RISK/RETURN SUMMARY:

(i)
The following is added before the second to the last sentence of the fourth paragraph in the sub‑section entitled “Principal Investment Strategies of the Fund” in the Risk/Return Summary section for the Strategic Bond Fund in the Prospectus listed above:

The Fund may invest in pooled investment vehicles, including other investment companies such as exchange traded funds. Pooled investment vehicles in which the Fund may invest include affiliated investment companies.

(ii)
The following is added before the last sentence of the fourth paragraph in the sub‑section entitled “Principal Investment Strategies of the Fund” in the Risk/Return Summary section for the Strategic Bond Fund in the Prospectus listed above:

In addition, the Fund may invest a portion of its cash in an affiliated exchange traded fund that provides active management exposures consistent with the Fund’s preferred positioning.

(iii)	The following risks are added to the sub‑section entitled “Principal Risks of Investing in the Fund” in the Risk/Return Summary section for the Strategic Bond Fund in the Prospectus listed above:
Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
Affiliated ETFs Risk. The Fund may invest in ETFs managed by RIM (“affiliated ETFs”). To the extent the Fund holds a large portion of the outstanding shares of an affiliated ETF and/or represents a large percentage of the trading volume of an affiliated ETF, this could prevent the Fund from selling shares of the affiliated ETF on the exchange at such times or price or in such amounts as it may otherwise desire. In addition, RIM may have an incentive to consider the effect on an affiliated ETF in which the Fund invests in determining whether, and under what circumstances, the Fund purchases and sells shares of that affiliated ETF. Although RIM takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
III. GLOBAL REAL ESTATE SECURITIES FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub‑section entitled “Management” in the Risk/Return Summary section for the Global Real Estate Securities Fund in the Prospectus listed above:

•	Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited
•	Resolution Capital Limited and Resolution Capital (US) Limited
•	RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited, operating under the brand name DWS

IV. STRATEGIC BOND FUND INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES:

(i)
The following is added as the twenty-second paragraph in the sub‑section entitled “Principal Investment Strategies” in the Investment Objective and Investment Strategies section for the Strategic Bond Fund in the Prospectus listed above:

The Fund may invest in pooled investment vehicles, including other investment companies such as exchange-traded funds. Pooled investment vehicles in which the Fund may invest include affiliated investment companies.

(ii)
The following is added after the third sentence in the penultimate paragraph in the sub‑section entitled “Principal Investment Strategies” in the Investment Objective and Investment Strategies for the Strategic Bond Fund in the Prospectus listed above:

In addition, the Fund may invest a portion of its cash in an affiliated exchange traded fund that provides active management exposures consistent with the Fund’s preferred positioning.
V. RISKS:

(i)	“Securities of Other Investment Companies” and “Affiliated ETFs Risk” are added to the Strategic Bond Fund Principal Risks Table in the “Risks” section in the Prospectus listed above.

(ii)	The “Securities of Other Investment Companies” risk in the “Risks” section in the Prospectus listed above is restated as follows:
Securities of Other Investment Companies
If a Fund invests in other investment companies, including exchange traded funds (“ETFs”), shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of a Fund but also to the portfolio investments of the underlying investment companies. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares can trade at either a premium or discount to net asset value. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value. In addition, ETFs are subject to other risks including: (i) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) ETF shares may be subject to trading halts or delisting; or (iv) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s ETF shares could also be substantially and adversely affected.

(iii)	The following sub‑risk is added to the “Securities of Other Investment Companies” risk in the “Risks” section in the Prospectus listed above:
Affiliated ETFs Risk
Certain Funds may invest in ETFs managed by RIM (“affiliated ETFs”). To the extent a Fund holds a large portion of the outstanding shares of an affiliated ETF and/or represents a large percentage of the trading volume of an affiliated ETF, this could prevent the Fund from selling shares of the affiliated ETF on the exchange at such times or price or in such amounts as it may otherwise desire. In addition, RIM may have an incentive to consider the effect on an affiliated ETF in which a Fund invests in determining whether, and under what circumstances, the Fund purchases and sells shares of that affiliated ETF. Although RIM takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.

VI. MONEY MANAGER CHANGES: The following replaces the information in the “Money Manager Information” section for the Global Real Estate Securities Fund in the Prospectus listed above:
Global Real Estate Securities Fund
Cohen & Steers Capital Management, Inc., 1166 Avenue of the Americas, 30th Floor, New York, NY 10036, Cohen & Steers UK Limited, 3 Dering Street, 2nd Floor, London W1S 1AA, United Kingdom and Cohen & Steers Asia Limited, Unit 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central Hong Kong.
Resolution Capital Limited, Level 3, 20 Bond Street, Sydney, NSW, 2000 and Resolution Capital (US) Limited, 800 Westchester Avenue, Suite 641 North, Rye Brook, NY 10573.
RREEF America L.L.C. 222 S. Riverside Plaza, Chicago, IL 60606, DWS Investments Australia Limited, Deutsche Bank Place, Level 16, Corner of Hunter and Phillip Streets, Sydney, NSW 2000, Australia and DWS Alternatives Global Limited, 45 Cannon Street, 1st Floor, London EC4M 5SB, United Kingdom, operating under the brand name DWS.

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LifePoints® Funds Target Portfolio Series: Classes A, C, M, R1, R5 and S
RUSSELL INVESTMENT COMPANY
Supplement dated June 3, 2026, to
PROSPECTUS DATED MARCH 1, 2026
I.  CONSERVATIVE STRATEGY FUND, MODERATE STRATEGY FUND, BALANCED STRATEGY FUND, AGGRESSIVE STRATEGY FUND AND EQUITY AGGRESSIVE STRATEGY FUND RISK/RETURN SUMMARY:

(i)
The following risk associated with investing in the Underlying Funds is added to the sub‑section entitled “Principal Risks of Investing in the Fund” in the Risk/Return Summary section for each Fund in the Prospectus listed above:

Affiliated ETFs Risk. Certain Underlying Funds may invest in ETFs managed by RIM (“affiliated ETFs”). To the extent the Underlying Fund holds a large portion of the outstanding shares of an affiliated ETF and/or represents a large percentage of the trading volume of an affiliated ETF, this could prevent the Underlying Fund from selling shares of the affiliated ETF on the exchange at such times or price or in such amounts as it may otherwise desire. In addition, RIM may have an incentive to consider the effect on an affiliated ETF in which the Underlying Fund invests in determining whether, and under what circumstances, the Underlying Fund purchases and sells shares of that affiliated ETF. Although RIM takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Underlying Fund.

(ii)
The references to September 25, 2025 in the second paragraph in the sub‑section entitled “Performance” in the “Investments, Risks and Performance” section of each Fund’s Risk/Return Summary in the Prospectus listed above are changed to September 26, 2025.

II. INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS:

(i)
The following is added before the second to the last sentence of the fourth paragraph in the sub‑section entitled “Principal Investment Strategies” for the Strategic Bond Fund in the Investment Objective and Investment Strategies of the Underlying Funds section in the Prospectus listed above:

The Fund may invest in pooled investment vehicles, including other investment companies such as exchange traded funds. Pooled investment vehicles in which the Fund may invest include affiliated investment companies.

(ii)
The following is added before the last sentence of the fourth paragraph in the sub‑section entitled “Principal Investment Strategies” for the Strategic Bond Fund in the Investment Objective and Investment Strategies of the Underlying Funds section in the Prospectus listed above:

In addition, the Fund may invest a portion of its cash in an affiliated exchange traded fund that provides active management exposures consistent with the Fund’s preferred positioning.
III. RISKS:

(i)	The “Securities of Other Investment Companies” risk in the “Risks” section in the Prospectus listed above is restated as follows:
Securities of Other Investment Companies
If an Underlying Fund invests in other investment companies, including exchange traded funds (“ETFs”), shareholders will bear not only their proportionate share of the Underlying Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of an Underlying Fund but also to the portfolio investments of the underlying investment companies. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares can trade at either a premium or discount to net asset value. If an ETF held by an Underlying Fund trades at a discount to net asset value, the Underlying Fund could lose money even if the securities in which the ETF invests go up in value. In addition, ETFs are subject to other risks including: (i) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) ETF shares may be subject to trading halts or delisting; or (iv) a limited number of institutions may act as authorized participants to create or redeem block‑sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of an Underlying Fund’s ETF shares could also be substantially and adversely affected.

(ii)	The following sub‑risk is added to the “Securities of Other Investment Companies” risk in the “Risks” section in the Prospectus listed above:
Affiliated ETFs Risk
Certain Underlying Funds may invest in ETFs managed by RIM (“affiliated ETFs”). To the extent an Underlying Fund holds a large portion of the outstanding shares of an affiliated ETF and/or represents a large percentage of the trading volume of an affiliated ETF, this could prevent the Underlying Fund from selling shares of the affiliated ETF on the exchange at such times or price or in such amounts as it may otherwise desire. In addition, RIM may have an incentive to consider the effect on an affiliated ETF in which an Underlying Fund invests in determining whether, and under what circumstances, the Underlying Fund purchases and sells shares of that affiliated ETF. Although RIM takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Underlying Fund.
IV. CONSERVATIVE STRATEGY FUND PERFORMANCE NOTES: The first paragraph in the sub‑section entitled “Conservative Strategy Fund” in the Performance Notes section in the Prospectus listed above is replaced with the following:
The Conservative Strategy Linked Composite Index represents the returns of a composite index comprised of 25% Russell Global Index (net of tax on dividends from foreign holdings) and 75% Bloomberg U.S. Aggregate Bond Index from January 1, 2016 through July 13, 2016, the returns of a composite index comprised of 13% Russell 3000® Index, 5% Russell Global Large Cap ex‑U.S. Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 12% ICE BofA Global High Yield Hedged (USD) Index and 68% Bloomberg U.S. Aggregate Bond Index from July 14, 2016 through December 31, 2017, the returns of a composite index comprised of 13% Russell 3000® Index, 5% MSCI World ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 12% ICE BofA Global High Yield Hedged (USD) Index and 68% Bloomberg U.S. Aggregate Bond Index from January 1, 2018 through April 15, 2021, the returns of a composite index comprised of 15% Russell 3000® Index, 6% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 75% Bloomberg U.S. Universal Index and 2% ICE BofA 3 Month Treasury Bill Index from April 16, 2021 through March 11, 2025, the returns of a composite index comprised of 13% Russell 3000® Index, 5% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 1% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 65% Bloomberg U.S. Aggregate Bond Index and 16% ICE BofA US High Yield Index from March 12, 2025 through September 25, 2025, and the returns of a composite index comprised of 12% Russell 3000® Index, 6% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 1% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 65% Bloomberg U.S. Aggregate Bond Index and 16% ICE BofA US High Yield Index thereafter.

V. MODERATE STRATEGY FUND PERFORMANCE NOTES: The first paragraph in the sub‑section entitled “Moderate Strategy Fund” in the Performance Notes section in the Prospectus listed above is replaced with the following:
The Moderate Strategy Linked Composite Index represents the returns of a composite index comprised of 40% Russell Global Index (net of tax on dividends from foreign holdings) and 60% Bloomberg U.S. Aggregate Bond Index from January 1, 2016 through July 13, 2016, the returns of a composite index comprised of 26% Russell 3000® Index, 11% Russell Global Large Cap ex‑U.S. Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 9% ICE BofA Global High Yield Hedged (USD) Index and 51% Bloomberg U.S. Aggregate Bond Index from July 14, 2016 through December 31, 2017, the returns of a composite index comprised of 26% Russell 3000® Index, 11% MSCI World ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 9% ICE BofA Global High Yield Hedged (USD) Index and 51% Bloomberg U.S. Aggregate Bond Index from January 1, 2018 through April 15, 2021, the returns of a composite index comprised of 28% Russell 3000® Index, 12% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 55% Bloomberg U.S. Universal Index and 2% ICE BofA 3 Month Treasury Bill Index from April 16, 2021 through March 11, 2025, the returns of a composite index comprised of 27% Russell 3000® Index, 11% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 48% Bloomberg U.S. Aggregate Bond Index and 12% ICE BofA US High Yield Index from March 12, 2025 through September 25, 2025, and the returns of a composite index comprised of 25% Russell 3000® Index, 13% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 48% Bloomberg U.S. Aggregate Bond Index and 12% ICE BofA US High Yield Index thereafter.
VI. BALANCED STRATEGY FUND PERFORMANCE NOTES: The first paragraph in the sub‑section entitled “Balanced Strategy Fund” in the Performance Notes section in the Prospectus listed above is replaced with the following:
The Balanced Strategy Linked Composite Index represents the returns of a composite index comprised of 65% Russell Global Index (net of tax on dividends from foreign holdings) and 35% Bloomberg U.S. Aggregate Bond Index from January 1, 2016 through July 13, 2016, the returns of a composite index comprised of 39% Russell 3000® Index, 17% Russell Global Large Cap ex‑U.S. Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 6% ICE BofA Global High Yield Hedged (USD) Index and 34% Bloomberg U.S. Aggregate Bond Index from July 14, 2016 through December 31, 2017, the returns of a composite index comprised of 39% Russell 3000® Index, 17% MSCI World ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 6% ICE BofA Global High Yield Hedged (USD) Index and 34% Bloomberg U.S. Aggregate Bond Index from January 1, 2018 through April 15, 2021, the returns of a composite index comprised of 40% Russell 3000® Index, 19% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 35% Bloomberg U.S. Universal Index and 2% ICE BofA 3 Month Treasury Bill Index from April 16, 2021 through March 11, 2025, the returns of a composite index comprised of 41% Russell 3000® Index, 17% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 31% Bloomberg U.S. Aggregate Bond Index and 8% ICE BofA US High Yield Index from March 12, 2025 through September 25, 2025, and the returns of a composite index comprised of 38% Russell 3000® Index, 20% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 31% Bloomberg U.S. Aggregate Bond Index and 8% ICE BofA US High Yield Index thereafter.

VII. AGGRESSIVE STRATEGY FUND PERFORMANCE NOTES: The first paragraph in the sub‑section entitled “Aggressive Strategy Fund” in the Performance Notes section in the Prospectus listed above is replaced with the following:
The Aggressive Strategy Linked Composite Index represents the returns of a composite index comprised of 80% Russell Global Index (net of tax on dividends from foreign holdings) and 20% Bloomberg U.S. Aggregate Bond Index from January 1, 2016 through July 13, 2016, the returns of a composite index comprised of 50% Russell 3000® Index, 25% Russell Global Large Cap ex‑U.S. Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 3% ICE BofA Global High Yield Hedged (USD) Index and 17% Bloomberg U.S. Aggregate Bond Index from July 14, 2016 through December 31, 2017, the returns of a composite index comprised of 50% Russell 3000® Index, 25% MSCI World ex USA Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 3% ICE BofA Global High Yield Hedged (USD) Index and 17% Bloomberg U.S. Aggregate Bond Index from January 1, 2018 through April 15, 2021, the returns of a composite index comprised of 52% Russell 3000® Index, 25% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 16% Bloomberg U.S. Universal Index and 2% ICE BofA 3 Month Treasury Bill Index from April 16, 2021 through March 11, 2025, the returns of a composite index comprised of 54% Russell 3000® Index, 23% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 15% Bloomberg U.S. Aggregate Bond Index and 4% ICE BofA US High Yield Index from March 12, 2025 through September 25, 2025, and the returns of a composite index comprised of 50% Russell 3000® Index, 27% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 15% Bloomberg U.S. Aggregate Bond Index and 4% ICE BofA US High Yield Index thereafter.
VIII. EQUITY AGGRESSIVE STRATEGY FUND PERFORMANCE NOTES: The first paragraph in the sub‑section entitled “Equity Aggressive Strategy Fund” in the Performance Notes section in the Prospectus listed above is replaced with the following:
The Equity Aggressive Strategy Linked Composite Index represents the returns of a composite index comprised of 90% Russell Global Index (net of tax on dividends from foreign holdings) and 10% Bloomberg U.S. Aggregate Bond Index from January 1, 2016 through July 13, 2016, the returns of a composite index comprised of 59% Russell 3000® Index, 35% Russell Global Large Cap ex‑U.S. Index (net of tax on dividends from foreign holdings) and 6% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings) from July 14, 2016 through December 31, 2017, the returns of a composite index comprised of 59% Russell 3000® Index, 35% MSCI World ex USA Index (net of tax on dividends from foreign holdings) and 6% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings) from January 1, 2018 through April 15, 2021, the returns of a composite index comprised of 57% Russell 3000® Index, 29% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 6% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 6% Bloomberg U.S. Universal Index and 2% ICE BofA 3 Month Treasury Bill Index from April 16, 2021 through March 11, 2025, the returns of a composite index comprised of 60% Russell 3000® Index, 26% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 7% Bloomberg U.S. Aggregate Bond Index and 2% ICE BofA US High Yield Index from March 12, 2025 through September 25, 2025, and the returns of a composite index comprised of 56% Russell 3000® Index, 30% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 7% Bloomberg U.S. Aggregate Bond Index and 2% ICE BofA US High Yield Index thereafter.

RUSSELL INVESTMENT COMPANY
401 Union Street, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Non-Funds of Funds
March 1, 2026, as supplemented through June 3, 2026
Russell Investment Company (“RIC” or the “Trust”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus dated March 1, 2026 and any supplements thereto. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds' Annual Report to Shareholders for the year ended October 31, 2025. Due to file size limitations on EDGAR submissions, the Annual Report was filed as an initial submission, first companion submission and second companion submission.
A copy of the Funds' Prospectus, any Prospectus Supplements and Annual Report are available free of charge on the Funds' website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354 to request a copy.
As of the date of this SAI, RIC is comprised of 29 Funds. This SAI relates to 24 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. This SAI relates to all classes of Shares of the Funds.
Ticker Symbol By Class
Fund	A	C	M	R6	S	Y
Multifactor U.S. Equity Fund	RTDAX	RTDCX	RTDTX	RTDRX	RTDSX	RTDYX
Equity Income Fund	RSQAX	REQSX	RAAUX	RUCRX	RLISX	REAYX
U.S. Strategic Equity Fund	RSEAX	RSECX	RUSTX	RESRX	RSESX	RUSPX
U.S. Small Cap Equity Fund	RLACX	RLECX	RUNTX	RSCRX	RLESX	REBYX
Multifactor International Equity Fund	RTIAX	RTICX	RTITX	RTIRX	RTISX	RTIYX
International Developed Markets Fund	RLNAX	RLNCX	RNTTX	RIDRX	RINTX	RINYX
Global Equity Fund	RGEAX	RGECX	RGDTX	RGLRX	RGESX	RLGYX
Sustainable Equity Fund(1)	REQAX	REQCX	RDFUX	RUDRX	REQTX	REUYX
Emerging Markets Fund	REMAX	REMCX	RMMTX	REGRX	REMSX	REMYX
Tax-Managed U.S. Large Cap Fund	RTLAX	RTLCX	RTMTX	—	RETSX	—
Tax-Managed U.S. Mid & Small Cap Fund	RTSAX	RTSCX	RTOUX	—	RTSSX	—
Tax-Managed International Equity Fund	RTNAX	RTNCX	RTIUX	—	RTNSX	—
Tax-Managed Real Assets Fund	RTXAX	RTXCX	RTXMX	—	RTXSX	—
Opportunistic Credit Fund	RGCAX	RGCCX	RGOTX	RGCRX	RGCSX	RGCYX
Long Duration Bond Fund(2)	RMHAX	RMHCX	RMHTX	RMHRX	RMHSX	RMHYX
Strategic Bond Fund	RFDAX	RFCCX	RSYTX	RSBRX	RFCTX	RFCYX
Investment Grade Bond Fund	RFAAX	RFACX	RIWTX	RIGRX	RFATX	RFAYX
Short Duration Bond Fund	RSBTX	RSBCX	RSDTX	RDBRX	RFBSX	RSBYX
Tax-Exempt High Yield Bond Fund	RTHAX	RTHCX	RHYTX	—	RTHSX	—
Tax-Exempt Bond Fund	RTEAX	RTECX	RBCUX	—	RLVSX	—
Global Infrastructure Fund	RGIAX	RGCIX	RGFTX	RGIRX	RGISX	RGIYX
Global Real Estate Securities Fund	RREAX	RRSCX	RETTX	RRSRX	RRESX	RREYX
Multi-Strategy Income Fund	RMYAX	RMYCX	RGYTX	RMIRX	RMYSX	RMYYX
Multi-Asset Strategy Fund(3)	RAZAX	RAZCX	RMATX	RMGRX	RMGSX	RMGYX
(1)
Prior to March 1, 2025, the Fund’s name was Sustainable Equity Fund. From March 1, 2025 to March 24, 2026, the Fund’s name was Sustainable Aware Equity Fund.
(2)
Prior to September 13, 2023, the Fund’s name was Multifactor Bond Fund.
(3)
Prior to March 1, 2025, the Fund’s name was Multi-Asset Growth Strategy Fund.

TABLE OF CONTENTS

Structure And Governance	1
ORGANIZATION AND BUSINESS HISTORY.	1
SHAREHOLDER MEETINGS.	2
CONTROLLING SHAREHOLDERS.	2
TRUSTEES AND OFFICERS.	2
Operation Of RIC	12
SERVICE PROVIDERS.	12
ADVISER.	12
ADMINISTRATOR.	20
PORTFOLIO MANAGERS.	21
MONEY MANAGERS.	26
CUSTODIAN AND PORTFOLIO ACCOUNTANT.	27
DISTRIBUTOR.	27
TRANSFER AND DIVIDEND DISBURSING AGENT.	28
ORDER PLACEMENT DESIGNEES.	29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	29
CODES OF ETHICS.	29
PLAN PURSUANT TO RULE 18f-3.	29
DISTRIBUTION PLANS.	30
SHAREHOLDER SERVICES PLAN.	32
FUND EXPENSES.	33
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.	33
VALUATION OF FUND SHARES.	37
VALUATION OF PORTFOLIO SECURITIES.	38
PORTFOLIO TURNOVER RATES OF THE FUNDS.	39
DISCLOSURE OF PORTFOLIO HOLDINGS.	39
PROXY VOTING POLICIES AND PROCEDURES.	41
FORUM FOR ADJUDICATION OF DISPUTES.	42
BROKERAGE ALLOCATIONS.	42
BROKERAGE COMMISSIONS.	43
FOREIGN CURRENCY FEES.	53
Investment Restrictions, Policies And CERTAIN INVESTMENTS	54
INVESTMENT RESTRICTIONS.	54
INVESTMENT POLICIES.	56
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.	56
Taxes	101
Tax Information for All Funds.	101
Additional Tax Information With Respect to the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds.	103
Money Manager Information	106
credit Rating definitions	112
Financial Statements	117
Appendix A	118
Appendix B	143

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Fourth Amended and Restated Master Trust Agreement dated December 7, 2020 (as amended, the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting Shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected shareholders. RIC is a registered open-end management investment company. Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) a front-end sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. The Class M, Class R6, Class S and Class Y Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds’ investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds. The Funds, other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds, divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. The Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds are managed directly by RIM and, thus, all references to money managers do not apply to these Funds.

RIM on behalf of the Emerging Markets and the Global Infrastructure Funds, has claimed temporary exemptions from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to each of these Funds. If the Emerging Markets and the Global Infrastructure Funds’ transactions require RIM to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator with respect to the Funds in the future, the Funds may incur additional expense.
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the CEA, RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the remaining Funds. In order to maintain the exclusion, RIM on behalf of each such Fund must annually affirm to the National Futures Association that RIM and the Fund have met and will continue to meet the conditions necessary to qualify for the exclusion. If a Fund’s transactions require registration as a commodity pool operator and the Fund subsequently operates subject to CFTC regulation, it may incur additional expenses.
SHAREHOLDER MEETINGS.
The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the Trust’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any class of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to Appendix A at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Trust and does not manage operations on a day-to-day basis. The officers of the Trust, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with the Trust’s management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of the Trust’s management, monitoring or evaluating the performance of the Funds’ service providers, including RIM, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with the Trust’s independent auditors, Fund counsel and independent counsel to the independent trustees (“Independent Trustees”). The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ advisory contract with RIM and RIM's sub-advisory contracts with the money managers.
The Trustees and the Trust’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of the Trust’s Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, at least two-thirds of the Trustees have been elected by shareholders.

The Trustees and officers of the Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of certain of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of nine Trustees, one of whom, Vernon Barback, is an Interested Trustee. Mr. Barback serves as Vice Chairman of an affiliate of RIM, the Funds’ adviser, and is thus classified as an Interested Trustee. There are eight Independent Trustees, including Julie Dien Ledoux and Michelle L. Cahoon, who serve as the Chairman and Vice Chairman of the Board, respectively. Ms. Ledoux and Ms. Cahoon have served as Chairman and Vice Chairman of the Board, respectively, since 2026.
The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Regulatory and Investment Compliance Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs.
The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including the Funds’ CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds’ senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman and Vice Chairman (as applicable) of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds it oversees, the Funds' share classes, the Funds’ distribution arrangements and the Funds’ manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) the Trust’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Trust’s independent registered public accounting firm; (2) to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Trust. It is management’s responsibility to prepare, or oversee the preparation of, the Funds’ financial statements and to maintain appropriate systems for accounting and internal controls and the auditor’s responsibility to plan and carry out a proper audit and to express an opinion on the Funds’ financial statements. Currently, the Audit Committee members are Messrs. Jeremy May and Jack R. Thompson and Mses. Michelle L. Cahoon and Ellen M. Needham, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2025, the Audit Committee held 5 meetings.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance and risk matters regarding the operation of the Funds, separately and as a whole; (2) shall review with RIM and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with RIM and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Funds as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Trust, or officer or other representative of RIM, any money manager to a Fund or other service provider to the Trust. Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback, Michael Day and Raymond P. Tennison, Jr. and Mses. Julie Dien Ledoux and Jeannie Shanahan. For the fiscal year ended October 31, 2025, the Regulatory and Investment Compliance Committee held 4 meetings.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trust for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board the Trust, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In identifying and evaluating Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Michelle L. Cahoon and Julie Dien Ledoux, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2025, the Nominating and Governance Committee held 1 meeting.
Independent Trustees are paid an annual retainer. Meeting attendance fees are paid for special meetings of the Nominating and Governance Committee and for special Board meetings related to consideration or approval of new investment advisory agreements required as a result of any future change of control of RIM.  Chairperson and vice-chairperson fees are paid at the Board and Committee levels.  In addition, Independent Trustees are reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Trust's officers are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information for each officer and Trustee of the Funds. The Russell Investments Fund Complex consists of the Trust, Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds, Russell Investments Exchange Traded Funds (“RIETF”), a registered investment company which has seven exchange traded funds, the Russell Investments Strategic Credit Fund (“RISCF”), a registered closed-end investment company operating as an

“interval fund,” and the Russell Investments New Economy Infrastructure Fund (“RINEIF”), a registered closed-end investment company operating as an “interval fund.” Each of the Trustees is a trustee of the Trust, RIF, RIETF, RISCF and RINEIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the officers.
Each Trustee possesses the following specific attributes: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Ms. Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of RIM, Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Vernon Barback# Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2022 ●Trustee since 2021	●Until successor is chosen and qualified by Trustees ●Until successor is duly elected and qualified	●President and CEO, RIC and RIF ●Vice Chairman, Russell Investments ●From 2022 to 2024, Chief Operating Officer, Russell Investments ●From 2021 to 2022, Chief Administrative Officer, Russell Investments ●From 2019 to 2021, Vice Chairman, Russell Investments	47	None
*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
#
Mr. Barback is Vice Chairman of an affiliate of RIM and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michelle L. Cahoon Born 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Vice Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired ●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	47	●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)

Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michael Day Born 1957 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021	●Until successor is duly elected and qualified	●From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	47
●From 2016 to
2023, Director,
Topa Insurance
Group (insurance
company)
●From 2020 to
2022, Director,
Puppet, Inc.
(information
technology
company)
●Director, Somos,
Inc. (information
technology
company)

Julie Dien Ledoux Born 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2019 ●Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired	47	None
Jeremy May Born 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Chairman of the Nominating and Governance Committee since 2025	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) ●Until 2024, Director, TFIN.AI LLC (financial services company) ●Until March 2021, Chief Operating Officer of Magnifi LLC (information technology company)	47
●Trustee, New Age
Alpha Funds
Trust and New
Age Alpha
Variable Funds
Trust (investment
companies)
●Trustee, Bow
River Capital
Evergreen Fund
(investment
company)
●Until 2024,
Director, TFIN.AI
LLC (financial
services
company)
●Until 2022,
Trustee, New Age
Alpha Trust
(investment
company)
●Until 2021,
Trustee, Reaves
Utility Income
Fund (investment
company)
●Until 2021,
Trustee, ALPS
Series Trust
(investment
company)

Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Ellen M. Needham Born 1967 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Chairman of the Audit Committee since 2026	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Retired ●Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc., and Director, State Street Global Advisors, Funds Distributors, LLC (financial services companies)	47
●Trustee,
GoldenTree
Opportunistic
Credit Fund
(investment
company)
●Trustee, The
2023 ETF Series
Trust (investment
company)
●Until 2025,
Trustee, The
2023 ETF Series
Trust II
(investment
company)
●Until 2023,
Trustee, State
Street Navigator
Securities
Lending Trust,
State Street
Institutional
Investment Trust,
State Street
Institutional
Funds, State
Street Master
Funds, SSGA
Funds, Elfun
Government
Money Market
Fund, Elfun
Tax-Exempt
Income Fund,
Elfun Income
Fund, Elfun
Diversified Fund,
Elfun
International
Equity Fund and
Elfun Trusts
(investment
companies)
●Until 2023,
Director, State
Street Variable
Insurance Series
Funds, Inc.
(investment
company)

Jeannie Shanahan Born 1964 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Chairman of the Regulatory and Investment Compliance Committee since 2023	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Until 2021, President of Twin Star Consulting, LLC (consulting company)	47	None
Raymond P. Tennison, Jr. Born 1955 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2000	●Until successor is duly elected and qualified	●Retired	47	None
Jack R. Thompson Born 1949 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2005	●Until successor is duly elected and qualified	●Retired	47	None

*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
Name, Age, Address	Position(s) Held With Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Vernon Barback Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2022	●Until successor is chosen and qualified by Trustees
●President and CEO, RIC, RIF, RIETF, RISCF and RINEIF
●Vice Chairman, Russell Investments
●From 2022 to 2024, Chief Operating Officer, Russell
Investments
●From 2021 to 2022, Chief Administrative Officer, Russell
Investments
●From 2019 to 2021, Vice Chairman, Russell Investments

Cheryl Wichers Born 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Compliance Officer since 2005	●Until removed by Independent Trustees	●Chief Compliance Officer, RIC, RIF, RIETF, RISCF and RINEIF ●Chief Compliance Officer, Russell Investments Fund Services, LLC (“RIFUS”) ●Chief Compliance Officer, Venerable Variable Insurance Trust
Ross Erickson Born 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	●Until successor is chosen and qualified by Trustees
●Director, Head of North American Fund Operations, Russell
Investments
●Treasurer, Chief Accounting Officer and Chief Financial
Officer, RIC, RIF, RIETF, RISCF and RINEIF
●Treasurer, Venerable Variable Insurance Trust
●Principal Executive Officer, Russell Investments Trust
Company
●President, Russell Investments Fund Management, LLC
●Director, Russell Investments Financial Services, LLC
(“RIFIS”) and RIFUS
●Until June 2025, Assistant Treasurer, RIC, RIF, RIETF,
RISCF and RINEIF
●Until March 2022, Director, Fund Administration

Kate El-Hillow Born 1974 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Investment Officer since 2021	●Until removed by Trustees
●Chief Investment Officer and President, Russell
Investments
●Chief Investment Officer, RIC, RIF, RIETF, RISCF and
RINEIF
●President, RIM
●Until 2021, Deputy Chief Investment Officer, Senior
Portfolio Manager, Head of Strategy Selection and Head of
Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Secretary and Chief Legal Officer since 2010	●Until successor is chosen and qualified by Trustees	●Associate General Counsel, Russell Investments ●Secretary, RIM, RIFUS and RIFIS ●Secretary and Chief Legal Officer, RIC, RIF, RIETF, RISCF and RINEIF ●Secretary, U.S. One, LLC

Trustee Compensation Table
For The Fiscal Year Ended October 31, 2025
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Vernon Barback	N/A	N/A	N/A	N/A
INDEPENDENT TRUSTEES
Michelle L. Cahoon	$252,219	$0	$0	$274,500
Michael Day	$238,437	$0	$0	$259,500
Julie Dien Ledoux	$278,409	$0	$0	$303,000
Jeremy May	$250,844	$0	$0	$273,000
Ellen M. Needham	$238,437	$0	$0	$259,500
Jeannie Shanahan	$252,219	$0	$0	$274,500
Raymond P. Tennison, Jr.	$333,535	$0	$0	$363,000
Jack R. Thompson	$243,497	$0	$0	$265,000

Equity Securities Beneficially Owned By Trustees
AS OF The Calendar Year Ended December 31, 2025
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEE
Vernon Barback	Multifactor U.S. Equity Fund	$1-$10,000	Over $100,000
	Equity Income Fund	$1-$10,000
	U.S. Strategic Equity Fund	$1-$10,000
	U.S. Small Cap Equity Fund	$1-$10,000
	Multifactor International Equity Fund	$1-$10,000
	International Developed Markets Fund	$1-$10,000
	Global Equity Fund	$1-$10,000
	Sustainable Equity Fund	$1-$10,000
	Emerging Markets Fund	$1-$10,000
	Tax-Managed U.S. Large Cap Fund	$10,001-$50,000
	Tax-Managed U.S. Mid & Small Cap Fund	$10,001-$50,000
	Tax-Managed International Equity Fund	$10,001-$50,000
	Tax-Managed Real Assets Fund	$1-$10,000
	Opportunistic Credit Fund	$1-$10,000
	Strategic Bond Fund	$1-$10,000
	Investment Grade Bond Fund	$1-$10,000
	Short Duration Bond Fund	$1-$10,000
	Tax-Exempt High Yield Bond Fund	$1-$10,000
	Tax-Exempt Bond Fund	$1-$10,000
	Global Infrastructure Fund	$1-$10,000
	Global Real Estate Securities Fund	$1-$10,000
	Multi-Strategy Income Fund	$1-$10,000
	Multi-Asset Strategy Fund	$1-$10,000
INDEPENDENT TRUSTEES
Michelle L. Cahoon	Global Equity Fund	$10,001-$50,000	Over $100,000
	Tax-Managed U.S. Mid & Small Cap Fund	$10,001-$50,000
	Tax-Managed U.S. Large Cap Fund	$50,001-$100,000
	Tax-Exempt High Yield Bond Fund	$50,001-$100,000
Michael Day	Multifactor U.S. Equity Fund	$50,001-$100,000	Over $100,000
	Tax-Managed U.S. Large Cap Fund	Over $100,000
Julie Dien Ledoux	U.S. Strategic Equity Fund	Over $100,000	Over $100,000
	U.S. Tax-Managed Large Cap Fund	Over $100,000
Jeremy May	U.S. Small Cap Equity Fund	$50,001-$100,000	Over $100,000
	Global Equity Fund	Over $100,000
	Strategic Bond Fund	$10,001-$50,000
	Short Duration Bond Fund	$10,001-$50,000
Ellen M. Needham	Tax-Managed U.S. Mid & Small Cap Fund	$10,001-$50,000	$50,001-$100,000
	Tax-Managed U.S. Large Cap Fund	$10,001-$50,000
	Tax-Managed International Equity Fund	$10,001-$50,000
	Tax-Managed Real Assets Fund	$10,001-$50,000
	Tax-Exempt High Yield Bond Fund	$1-$10,000
	Tax-Exempt Bond Fund	$1-$10,000
Jeannie Shanahan	Multifactor U.S. Equity Fund	Over $100,000	Over $100,000
	Opportunistic Credit Fund	$10,001-$50,000

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
Raymond P. Tennison, Jr.	Sustainable Equity Fund	Over $100,000	Over $100,000
	Tax-Exempt Bond Fund	$50,001-$100,000
	Global Real Estate Securities Fund	$50,001-$100,000
Jack R. Thompson	Tax-Exempt High Yield Bond Fund	Over $100,000	Over $100,000

Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management, LLC (“RIM”)
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC (“RIFUS”)
Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor and Principal Underwriter	Russell Investments Financial Services, LLC (“RIFIS”)
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds’ investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RIM provides or oversees the provision of all investment advisory and portfolio management services and makes the day-to-day investment decisions for the Funds. In rendering investment advisory services to certain Funds, RIM may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of RIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Certain of Russell Investments’ employees, which may include an officer of the Trust, and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd.
For all Funds other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds, subject to the approval of the Funds’ Board, RIM selects, oversees and evaluates the performance results of the Funds’ money managers and allocates a portion of Fund assets among multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment.  RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which a Fund's non-discretionary money managers provide model portfolios to RIM and each Fund’s cash balances. RIM may also manage portions of a Fund during transitions between money managers. RIM, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
Each Fund pays the following annual advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each Fund:
Fund	Asset Level	Fee
Multifactor U.S. Equity Fund	All assets	0.30%
Equity Income Fund	All assets	0.55%
U.S. Strategic Equity Fund	First $1.0 billion	0.58%
	Next $2.0 billion	0.54%
	Next $3.0 billion	0.51%
	In excess of $6.0 billion	0.49%
U.S. Small Cap Equity Fund	All assets	0.70%
Multifactor International Equity Fund	All assets	0.45%
International Developed Markets Fund	All assets	0.70%
Global Equity Fund	First $1.0 billion	0.73%
	Next $2.0 billion	0.69%
	Next $3.0 billion	0.66%
	In excess of $6.0 billion	0.64%
Sustainable Equity Fund	All assets	0.55%
Emerging Markets Fund	First $1.0 billion	0.93%
	Next $2.0 billion	0.89%
	Next $3.0 billion	0.86%
	In excess of $6.0 billion	0.84%
Tax-Managed U.S. Large Cap Fund	First $1.0 billion	0.70%
	Next $2.0 billion	0.66%
	Next $3.0 billion	0.63%
	Next $2.0 billion	0.61%
	Next $2.0 billion	0.59%
	Next $2.0 billion	0.57%
	In excess of $12.0 billion	0.55%
Tax-Managed U.S. Mid & Small Cap Fund	First $1.0 billion	0.98%
	Next $2.0 billion	0.94%
	Next $3.0 billion	0.91%
	In excess of $6.0 billion	0.89%
Tax-Managed International Equity Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	Next $2.0 billion	0.76%
	In excess of $8.0 billion	0.74%
Tax-Managed Real Assets Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	In excess of $6.0 billion	0.76%
Opportunistic Credit Fund	First $1.0 billion	0.58%
	Next $2.0 billion	0.54%
	Next $3.0 billion	0.51%
	In excess of $6.0 billion	0.49%

Fund	Asset Level	Fee
Long Duration Bond Fund	All assets	0.15%
Strategic Bond Fund	First $1.0 billion	0.40%
	Next $2.0 billion	0.36%
	Next $3.0 billion	0.33%
	In excess of $6.0 billion	0.31%
Investment Grade Bond Fund	All assets	0.25%
Short Duration Bond Fund	First $1.0 billion	0.35%
	Next $2.0 billion	0.31%
	Next $3.0 billion	0.28%
	In excess of $6.0 billion	0.26%
Tax-Exempt High Yield Bond Fund	All assets	0.47%
Tax-Exempt Bond Fund	All assets	0.30%
Global Infrastructure Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	In excess of $6.0 billion	0.76%
Global Real Estate Securities Fund	First $1.0 billion	0.80%
	Next $2.0 billion	0.76%
	Next $3.0 billion	0.73%
	In excess of $6.0 billion	0.71%
Multi-Strategy Income Fund	First $1.0 billion	0.53%
	Next $2.0 billion	0.49%
	Next $3.0 billion	0.46%
	In excess of $6.0 billion	0.44%
Multi-Asset Strategy Fund	First $1.0 billion	0.72%
	Next $2.0 billion	0.68%
	Next $3.0 billion	0.65%
	In excess of $6.0 billion	0.63%
Each Fund, with the exception of the Tax-Exempt Bond Fund, invests its cash reserves in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
The Funds paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2025, 2024 and 2023, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Multifactor U.S. Equity Fund	$1,127,328	$1,498,691	$1,672,647	0.30%	0.30%	0.30%
Equity Income Fund	924,080	1,043,537	1,126,130	0.55%	0.55%	0.55%
U.S. Strategic Equity Fund	17,594,204	19,190,052	22,122,462	0.55%	0.60%	0.72%
U.S. Small Cap Equity Fund	4,693,509	6,030,166	6,137,153	0.70%	0.70%	0.70%
Multifactor International Equity Fund	610,653	904,196	1,152,759	0.45%	0.45%	0.45%
International Developed Markets Fund	7,471,408	7,400,899	9,202,327	0.70%	0.70%	0.70%
Global Equity Fund	13,742,638	14,348,252	14,189,911	0.71%	0.78%	0.94%
Sustainable Equity Fund	916,215	1,011,201	1,053,543	0.55%	0.55%	0.55%
Emerging Markets Fund	7,027,879	7,581,800	9,363,371	0.93%	1.00%	1.15%
Tax-Managed U.S. Large Cap Fund	63,087,339	54,370,176	42,824,021	0.63%	0.64%	0.65%
Tax-Managed U.S. Mid & Small Cap Fund	16,003,130	15,218,893	13,395,218	0.96%	0.97%	0.97%
Tax-Managed International Equity Fund	36,085,296	29,781,894	25,773,294	0.81%	0.82%	0.82%
Tax-Managed Real Assets Fund	9,201,124	8,051,935	7,202,508	0.85%	0.85%	0.85%
Opportunistic Credit Fund	2,759,565	3,131,474	5,538,495	0.58%	0.72%	1.00%
Long Duration Bond Fund	595,404	395,617	78,956	0.15%	0.15%	0.15%

	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Strategic Bond Fund	7,547,151	9,082,430	11,649,216	0.38%	0.41%	0.48%
Investment Grade Bond Fund	2,484,189	2,746,668	2,622,972	0.25%	0.25%	0.25%
Short Duration Bond Fund	1,498,431	1,546,537	1,728,480	0.35%	0.38%	0.45%
Tax-Exempt High Yield Bond Fund	10,257,579	9,182,814	8,376,249	0.47%	0.48%	0.50%
Tax-Exempt Bond Fund	17,674,237	16,065,320	13,807,118	0.30%	0.30%	0.30%
Global Infrastructure Fund	2,940,754	3,090,005	2,529,811	0.85%	0.97%	1.25%
Global Real Estate Securities Fund	3,033,609	3,203,841	3,482,926	0.80%	0.80%	0.80%
Multi-Strategy Income Fund	1,545,782	1,925,467	2,816,548	0.53%	0.60%	0.75%
Multi-Asset Strategy Fund	4,140,860	4,468,397	5,304,885	0.72%	0.76%	0.85%
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years. With respect to such waivers, direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, contingency fees paid to vendors for foreign tax reclaims and for certain securities litigation recoveries, infrequent and/or unusual expenses (including litigation expenses), or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.  In addition, each waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Current Waivers:
For the Equity Income Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis.
For the U.S. Strategic Equity Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.47%.
For the Multifactor International Equity Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.64% of the average daily net assets of the Fund on an annual basis.
For the International Developed Markets Fund, RIM has contractually agreed, until February 28, 2027, to waive 0.02% of its advisory fee for the Fund.
For the Global Equity Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.68%.
For the Sustainable Equity Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.70% of the average daily net assets of the Fund on an annual basis.
For the Emerging Markets Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.83%.
For the Tax-Managed U.S. Large Cap Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.65%.
For the Tax-Managed U.S. Mid & Small Cap Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.96%.
For the Tax-Managed International Equity Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.74%.
For the Tax-Managed Real Assets Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.76%.
For the Opportunistic Credit Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.456%.

For the Strategic Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.32%.
For the Investment Grade Bond Fund, RIM has contractually agreed, until February 28, 2027, to waive 0.01% of its advisory fee for the Fund.
For the Short Duration Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.292%.
For the Tax-Exempt High Yield Bond Fund, RIM has contractually agreed, until February 28, 2027, to waive 0.12% of its advisory fee for the Fund.
For the Global Infrastructure Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.83% of the average daily net assets of the Fund on an annual basis.
For the Global Real Estate Securities Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.72%.
For the Multi-Strategy Income Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.36%.
For the Multi-Asset Strategy Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.54%.
Past Waivers:
For the Multifactor U.S. Equity Fund, RIM contractually agreed, from March 1, 2019 until February 29, 2024, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.35% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023 and 2024 was $372,344 and $111,539, respectively. There were no reimbursements for the periods ended October 31, 2023 and 2024. As a result of the waiver, the Fund paid advisory fees of $1,300,303 and $1,387,152 for the fiscal years ended October 31, 2023 and 2024, respectively.
For the Equity Income Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. From June 1, 2018 to February 29, 2024, RIM contractually agreed to waive 0.05% of its advisory fee for the Fund. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $61,335, $128,946 and $123,340, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $1,064,795, $914,591 and $800,740 for the fiscal years ended October 31, 2023, 2024, and 2025, respectively.
For the U.S. Strategic Equity Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.47%. From September 1, 2017 to until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.56% of the daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $7,488,568, $4,093,815 and $2,573,738, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $14,633,894, $15,096,237 and $15,020,466 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Multifactor International Equity Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.64% of the average daily net assets of the Fund on an annual basis. From March 1, 2019 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $516,422, $278,113 and $110,670, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waivers, the Fund paid advisory fees of $636,337, $626,083 and $499,983 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.

For the International Developed Markets Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive 0.02% of its advisory fee for the Fund. From September 1, 2017 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $481,889, $244,259 and $213,469, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $8,720,438, $7,156,640 and $7,257,939 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Global Equity Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.68%. From March 1, 2021 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.79% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $3,768,143, $1,794,588 and $593,372, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $10,421,768, $12,533,664 and $13,149,266 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Sustainable Equity Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. From March 1, 2020 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.66% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the period ended October 31, 2023, 2024 and 2025 was $171,106, $170,594 and $131,815, respectively. There were no reimbursements for the period ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $882,437, $840,607 and $784,400 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Emerging Markets Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.83%. From March 1, 2021 until February 29, 2024, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.831%. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $2,597,318, $1,290,012 and $755,686, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $6,766,053, $6,291,788 and $6,272,193 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Managed U.S. Large Cap Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.65%. From June 1, 2018 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $315,926, $0 and $0, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $42,508,095, $54,370,176 and $63,087,339 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Managed U.S. Mid & Small Cap Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.96%. From June 1, 2018 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.05% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $157,901, $77,073 and $68,019, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $13,237,317, $15,141,820 and $15,935,111 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Managed International Equity Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.74%. From June 1, 2018 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.84% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $2,691,898, $2,849,948, and $3,083,861, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $23,081,396, $26,931,946 and $33,001,435 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Managed Real Assets Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.76%. From June 10, 2019 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such expenses exceed 0.88% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $778,755, $854,150 and $942,912, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $6,423,753, $7,197,785 and $8,258,212 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Opportunistic Credit Fund, RIM entered into a contractual fee waiver agreement, from June 1, 2025 until February 28, 2026, that results in an effective advisory fee not to exceed 0.476%. From March 1, 2024 until May 31, 2025, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.493%. From June 1, 2023 until February 29, 2024, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.511%. From June 1, 2022 until May 31, 2023, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.531%. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $2,642,677, $949,545 and $447,905, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $2,895,818, $2,181,929 and $2,311,660 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Long Duration Bond Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.34% of the average daily net assets of the Fund on an annual basis. From November 14, 2019 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.26% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $267,682, $140,949 and $0, respectively. The total amount of reimbursement for the periods ended October 31, 2023, 2024, 2025 was $188,726, $254,668 and $0, respectively. As a result of the waiver, the Fund paid advisory fees of $0, $0 and $595,404 for the fiscal years ended October 31, 2023, 2024 and 2025.
For the Strategic Bond Fund, RIM entered into a contractual fee waiver agreement, from December 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.32%. From June 1, 2024 until November 30, 2024, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.33%. From March 1, 2024 until May 31, 2024, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.34%. From December 1, 2022 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.43% of the average daily net assets of the Fund on an annual basis. From June 1, 2022 until November 30, 2022, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.435% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $3,394,583, $1,607,198 and $1,177,071, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $8,254,633, $7,475,232 and $6,370,080 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Investment Grade Bond Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive 0.01% of its advisory fee for the Fund. From September 1, 2017 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.32% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $454,730, $266,986 and $99,368, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $2,168,242, $2,479,682 and $2,384,821 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Short Duration Bond Fund, RIM entered into a contractual fee waiver agreement, from June 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.292%. From March 1, 2024 until May 31, 2024, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.31%. From June 1,

2020 until February 29, 2024, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.306%. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $553,114, $328,868 and $248,311, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $1,175,366, $1,217,669 and $1,250,120 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Exempt High Yield Bond Fund, RIM contractually agreed, March 1, 2024 until February 28, 2026, to waive 0.12% of its advisory fee for the Fund. From June 2, 2015 to February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $2,582,181, $2,492,324 and $2,618,956, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $5,794,068, $6,690,490 and $7,638,623 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Global Infrastructure Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.83% of the average daily net assets of the Fund on an annual basis. From March 1, 2021 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.85% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $1,327,101, $1,027,089 and $665,287, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $1,202,710, $2,062,916 and $2,275,467 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Global Real Estate Securities Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.72%. From June 1, 2020 until February 29, 2024, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.75%. The total amount of the waiver for the periods ended October 31, 2023, 2024, and 2025 was $217,683, $281,116 and $303,361, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024, and 2025. As a result of the waiver, the Fund paid advisory fees of $3,265,243, $2,922,725 and $2,730,248 for the fiscal years ended October 31, 2023, 2024, and 2025, respectively.
For the Multi-Strategy Income Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.36%. From September 1, 2017 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.57% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $1,480,849, $740,228 and $495,817, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $1,335,699, $1,185,239 and $1,049,965 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Multi-Asset Strategy Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.54%. From September 1, 2017 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such expenses exceed 0.73% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $1,843,196, $1,190,449 and $1,035,215, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $3,461,689, $3,277,948 and $3,105,645 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.

From its advisory fees, RIM, as agent for the Trust, pays all fees to the money managers of the Funds for their investment advisory services. The table in the section entitled “Money Managers” sets forth the fees paid to money managers of the Funds. The following table sets forth the advisory fees retained by RIM with respect to the Funds, net of fees paid to the money managers of the Funds, for the fiscal years ended October 31, 2023, 2024 and 2025, respectively, but does not reflect RIM advisory fee waivers and expense reimbursements. Because the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds are managed directly by RIM, they are not included in the following table.
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Equity Income Fund	$801,961	$907,025	$978,328	0.48%	0.48%	0.48%
U.S. Strategic Equity Fund	14,772,562	16,250,879	19,236,186	0.46%	0.51%	0.63%
U.S. Small Cap Equity Fund	2,974,321	3,875,920	3,893,487	0.44%	0.45%	0.44%
International Developed Markets Fund	6,195,758	6,088,463	7,570,424	0.58%	0.58%	0.58%
Global Equity Fund	11,199,465	11,877,041	12,057,978	0.58%	0.65%	0.80%
Sustainable Equity Fund	720,120	774,836	787,686	0.43%	0.42%	0.41%
Emerging Markets Fund	5,267,182	5,696,488	7,303,482	0.70%	0.75%	0.90%
Tax-Managed U.S. Large Cap Fund	55,656,356	48,021,854	37,737,605	0.56%	0.56%	0.57%
Tax-Managed U.S. Mid & Small Cap Fund	13,329,224	12,751,597	11,172,949	0.80%	0.81%	0.81%
Tax-Managed International Equity Fund	30,335,839	25,063,015	21,553,340	0.68%	0.69%	0.69%
Tax-Managed Real Assets Fund	7,153,350	6,285,980	5,507,193	0.66%	0.66%	0.65%
Opportunistic Credit Fund	1,917,105	2,301,002	4,607,331	0.40%	0.53%	0.83%
Strategic Bond Fund	6,539,475	8,001,413	10,550,343	0.33%	0.36%	0.43%
Investment Grade Bond Fund	2,133,799	2,365,975	2,315,461	0.21%	0.22%	0.22%
Short Duration Bond Fund	1,380,038	1,427,370	1,615,180	0.32%	0.35%	0.42%
Tax-Exempt High Yield Bond Fund	6,612,346	5,782,236	5,322,745	0.30%	0.30%	0.32%
Tax-Exempt Bond Fund	13,010,815	11,590,177	9,877,934	0.22%	0.22%	0.21%
Global Infrastructure Fund	2,233,516	2,431,890	2,077,425	0.65%	0.77%	1.03%
Global Real Estate Securities Fund	2,477,502	2,616,098	2,830,661	0.65%	0.65%	0.65%
Multi-Strategy Income Fund	919,245	1,177,024	1,943,522	0.32%	0.37%	0.52%
Multi-Asset Strategy Fund	2,777,389	3,033,788	3,726,280	0.48%	0.52%	0.60%
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like RIFIS (the Funds’ distributor), is a wholly-owned subsidiary of RIM (the Funds’ adviser).
Each Fund pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
Each Fund, with the exception of the Tax-Exempt Bond Fund, invests its cash reserves in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.

The Funds paid RIFUS the following administrative fees for the fiscal years ended October 31, 2025, 2024 and 2023, respectively.
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Multifactor U.S. Equity Fund	$179,482	$240,230	$269,794	0.05%	0.05%	0.05%
Equity Income Fund	80,238	91,203	99,084	0.05%	0.05%	0.05%
U.S. Strategic Equity Fund	1,526,092	1,524,986	1,482,069	0.05%	0.05%	0.05%
U.S. Small Cap Equity Fund	320,219	414,095	424,254	0.05%	0.05%	0.05%
Multifactor International Equity Fund	64,786	96,652	123,958	0.05%	0.05%	0.05%
International Developed Markets Fund	509,698	508,227	636,128	0.05%	0.05%	0.05%
Global Equity Fund	923,501	884,168	733,232	0.05%	0.05%	0.05%
Sustainable Equity Fund	79,555	88,378	92,694	0.05%	0.05%	0.05%
Emerging Markets Fund	360,860	364,244	394,006	0.05%	0.05%	0.05%
Tax-Managed U.S. Large Cap Fund	4,773,786	4,096,520	3,198,775	0.05%	0.05%	0.05%
Tax-Managed U.S. Mid & Small Cap Fund	792,591	757,676	668,941	0.05%	0.05%	0.05%
Tax-Managed International Equity Fund	2,129,368	1,754,936	1,518,667	0.05%	0.05%	0.05%
Tax-Managed Real Assets Fund	518,857	455,501	410,022	0.05%	0.05%	0.05%
Opportunistic Credit Fund	227,230	210,263	268,008	0.05%	0.05%	0.05%
Long Duration Bond Fund	189,554	126,764	25,487	0.05%	0.05%	0.05%
Strategic Bond Fund	948,199	1,060,139	1,183,406	0.05%	0.05%	0.05%
Investment Grade Bond Fund	474,524	528,186	507,668	0.05%	0.05%	0.05%
Short Duration Bond Fund	204,470	194,541	185,888	0.05%	0.05%	0.05%
Tax-Exempt High Yield Bond Fund	1,042,246	920,960	810,626	0.05%	0.05%	0.05%
Tax-Exempt Bond Fund	2,813,507	2,573,933	2,226,936	0.05%	0.05%	0.05%
Global Infrastructure Fund	165,226	152,383	97,914	0.05%	0.05%	0.05%
Global Real Estate Securities Fund	181,089	192,504	210,685	0.05%	0.05%	0.05%
Multi-Strategy Income Fund	139,286	153,608	181,723	0.05%	0.05%	0.05%
Multi-Asset Strategy Fund	274,651	281,848	302,003	0.05%	0.05%	0.05%
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the Funds, oversee the Funds' asset allocations and have primary responsibility for the management of the Funds) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in Fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
Annual incentive awards for the RIM Managers of the Funds are assessed by senior management based on the following:
●
Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
●
Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to the Fund's primary or secondary benchmarks and relative to senior management approved peer groups, as indicated below. The score is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a Fund that does not have 3-years of performance history. A 5-year horizon may be used for a Fund with longer absolute return assessment components.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund.  The RIM Manager does not choose the peer group. For most Funds, the peer group assigned by senior management matches the assigned Morningstar peer group for the Fund.

Each Fund (other than those set forth below)	Performance is generally assessed 50% relative to the Fund’s primary or secondary benchmark index and 50% relative to the Fund’s relevant peer group.
Sustainable Equity Fund, Tax-Managed U.S. Large Cap Fund and Tax-Managed U.S. Mid & Small Cap Fund	Performance is generally assessed 75% relative to the Fund’s primary or secondary benchmark index and 25% relative to the Fund’s relevant peer group.
Opportunistic Credit Fund, Long Duration Bond Fund, Strategic Bond Fund, Investment Grade Bond Fund, Short Duration Bond Fund, Tax-Exempt High Yield Bond Fund and Tax-Exempt Bond Fund	Performance is generally assessed 25% relative to the Fund’s primary or secondary benchmark index and 75% relative to the Fund’s relevant peer group.
Tax-Managed Real Assets Fund, Global Infrastructure Fund and Global Real Estate Securities Fund	Performance is generally assessed relative to the Fund’s primary or secondary benchmark index.
Multi-Strategy Income Fund and Multi-Asset Strategy Fund	Performance is generally assessed relative to the Fund’s custom composite index.
RIM Managers may be responsible for one or more funds. In determining annual incentive awards, fund weightings for RIM Managers who are responsible for more than one fund are determined at the beginning of each yearly assessment period and signed off by the Co-Heads of Portfolio Management (“Co-Heads of PM”). These funds and the assessment weighting for each fund are recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the Co-Heads of PM at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
As of March 1, 2026, the market indexes and peer group averages used for the RIM Managers’ quantitative performance assessment for the Funds are as follows:
Multifactor U.S. Equity Fund	Russell 1000® Index
Morningstar Large Blend
Equity Income Fund	Russell 1000® Value Index
Morningstar Large Value
U.S. Strategic Equity Fund	Russell 1000® Index
Morningstar Large Blend
U.S. Small Cap Equity Fund	Russell 2000® Index
Morningstar Small Blend
Multifactor International Equity Fund	MSCI World ex USA Index (net of tax on dividends from foreign holdings)
Morningstar Foreign Large Blend
International Developed Markets Fund	MSCI World ex USA Index (net of tax on dividends from foreign holdings)
Morningstar Foreign Large Blend
Global Equity Fund	MSCI World Index (net of tax on dividends from foreign holdings)
Morningstar Global Large Stock Blend
Sustainable Equity Fund	MSCI ACWI Index (net of tax on dividends from foreign holdings)[1]
Morningstar Global Large Stock Blend[2]
Emerging Markets Fund	MSCI Emerging Markets Index (net of tax on dividends from foreign holdings)
Morningstar Diversified Emerging Markets

Tax-Managed U.S. Large Cap Fund	S&P 500® Index
Morningstar Large Blend
Tax-Managed U.S. Mid & Small Cap Fund	Russell 2500® Index
Morningstar Small Blend
Tax-Managed International Equity Fund	MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings)
Blend of Morningstar Foreign Large Blend and Diversified Emerging Markets
Tax-Managed Real Assets Fund	Tax-Managed Real Assets Blended Benchmark[3]
Opportunistic Credit Fund	Opportunistic Credit Composite Index[4]
Morningstar Multisector Bond
Long Duration Bond Fund	Long Duration Bond Linked Benchmark[5]
Morningstar Long Government
Strategic Bond Fund	Bloomberg U.S. Aggregate Bond Index
Morningstar Intermediate Core-Plus Bond
Investment Grade Bond Fund	Bloomberg U.S. Aggregate Bond Index
Morningstar Intermediate Core Bond
Short Duration Bond Fund	ICE BofA 1-3 Year US Treasury Index
Morningstar Short-Term Bond
Tax-Exempt High Yield Bond Fund	60% Bloomberg Municipal High Yield Index/40% Bloomberg Municipal Bond Index
Morningstar High Yield Municipal Bond
Tax-Exempt Bond Fund	Bloomberg Municipal 1-15 Yr Blend (1-17) Index
Morningstar Muni National Intermediate
Global Infrastructure Fund	S&P Global Infrastructure Index (net of tax on dividends from foreign holdings)
Global Real Estate Securities Fund	FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings)
Multi-Strategy Income Fund	Multi-Strategy Income Composite Index[6]
Multi-Asset Strategy Fund	Multi-Asset Strategy Composite Index[7]
1
Effective March 25, 2026. Prior to March 25, 2026, Russell 1000® Index.
2
Effective March 25, 2026. Prior to March 25, 2026, Morningstar Large Blend.
3
The Tax-Managed Real Assets Blended Benchmark consists of 40% FTSE Nareit Equity REIT Index, 30% S&P Global Infrastructure Index (net of tax on dividends from foreign holdings) and 30% S&P Global Natural Resources Index (net of tax on dividends from foreign holdings).
4
The Opportunistic Credit Composite Index consists of 50% ICE BofA Developed Markets High Yield Constrained Index Hedged (USD hedged), 20% JP Morgan EMBI Global Diversified Index, 20% Bloomberg U.S. 1-3 Month Treasury Bill Index and 10% Bloomberg U.S. Corporate Index.
5
The Long Duration Bond Linked Benchmark represents the returns of the Bloomberg Global Aggregate Bond Index through September 30, 2023 and the returns of the ICE BofA 10-15 Year US Treasury Index thereafter.
6
The Multi-Strategy Income Composite Index consists of 30% Bloomberg U.S. Aggregate Bond Index, 18% ICE BofA Global High Yield Index, 12% J.P. Morgan EMBI Global Diversified Index, 7% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings) and 33% MSCI ACWI High Dividend Yield Index (net of tax on dividends from foreign holdings).
7
The Multi-Asset Strategy Composite Index consists of 20% Bloomberg U.S. Aggregate Bond Index, 20% ICE BofA Global High Yield Index, 55% MSCI ACWI Index (net of tax on dividends from foreign holdings) and 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings).
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of PM. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of PM’s recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.
RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.

Equity Securities Beneficially Owned By Rim Managers In The Funds
They Manage AS OF The Fiscal Year Ended October 31, 2025
RIM Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIM Manager
Rob Balkema	$10,001-$50,000	Multi-Strategy Income Fund
	$10,001-$50,000	Multi-Asset Strategy Fund
Keith Brakebill	None	Opportunistic Credit Fund
	None	Strategic Bond Fund
Jon Eggins	$100,001-$500,000	Global Equity Fund
	None	International Developed Markets Fund
	$100,001-$500,000	Tax-Managed International Equity Fund
Adrianna Giesey	None	Global Real Estate Securities Fund
Nick Haupt	None	Multifactor U.S. Equity Fund
	None	Equity Income Fund
	None	U.S. Strategic Equity Fund
	None	U.S. Small Cap Equity Fund
	None	Tax-Managed U.S. Large Cap Fund
	None	Tax-Managed U.S. Mid & Small Cap Fund
Andreas Koester[1]	None	Sustainable Equity Fund
Jordan McCall	None	Multifactor International Equity Fund
	$50,001-$100,000	Global Equity Fund
	None	International Developed Markets Fund
	$1-$10,000	Tax-Managed International Equity Fund
Kris Tomasovic Nelson[2]	None	Sustainable Equity Fund
Patrick Nikodem	None	Tax-Managed Real Assets Fund
	None	Global Infrastructure Fund
	$1-$10,000	Global Real Estate Securities Fund
Brian Pringle	None	Opportunistic Credit Fund
	None	Long Duration Bond Fund
	None	Strategic Bond Fund
	None	Investment Grade Bond Fund
	None	Tax-Exempt High Yield Bond Fund
	None	Tax-Exempt Bond Fund
Megan Roach	None	Equity Income Fund
	None	U.S. Strategic Equity Fund
	$1-$10,000	U.S. Small Cap Equity Fund
	$100,001-$500,000	Tax-Managed U.S. Large Cap Fund
	$1-$10,000	Tax-Managed U.S. Mid & Small Cap Fund
Riti Samanta	None	Opportunistic Credit Fund
	None	Long Duration Bond Fund
	None	Strategic Bond Fund
	None	Investment Grade Bond Fund
	None	Short Duration Bond Fund
	None	Tax-Exempt High Yield Bond Fund
	None	Tax-Exempt Bond Fund
Soeren Soerensen	None	Emerging Markets Fund
Andrew Zenonos	None	Multifactor U.S. Equity Fund
	None	Multifactor International Equity Fund
Nick Zylkowski	$10,001-$50,000	Multifactor U.S. Equity Fund
	$10,001-$50,000	Multifactor International Equity Fund

1 Mr. Koester became a portfolio manager for the Sustainable Equity Fund effective March 25, 2026.
2 Ms. Nelson became a portfolio manager for the Sustainable Equity Fund effective March 25, 2026.

RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, exchange-traded funds, interval funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs. Specifically, RIM Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
 At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers.  This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the Co-Heads of PM.
Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the Co-Heads of PM and the ISC must review and ratify the recommendations.
Other Accounts Managed By Rim Managers
And Assets Under Management In The Accounts
As Of October 31, 2025
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Rob Balkema	8	$6,441.8	17	$1,617.6	29	$10,960.9	$19,020.3
Keith Brakebill	1	$878.5	5	$1,674.3	3	$1,348.2	$3,901.0
Jon Eggins	1	$389.1	-	-	-	-	$389.1
Adrianna Giesey	1	$976.5	6	$733.6	-	-	$1,710.1
Nick Haupt	4	$1,572.4	9	$1,419.5	2	$3,434.3	$6,426.2
Andreas Koester	-	-	1	$2,333.3	3	$2,866.3	$5,199.6
Jordan McCall	4	$1,880.6	19	$1,801.9	2	$1,234.1	$4,916.6
Kris Nelson	-	-	-	-	-	-	-
Patrick Nikodem	2	$997.8	12	$2,690.3	-	-	$3,688.1
	-	-	1[1]	$234.0	-	-	$234.0
Brian Pringle	1	$878.5	12	$7,868.1	9	$951.8	$9,698.4
Megan Roach	4	$1,572.4	15	$2,910.7	9	$4,374.9	$8,858.0
Riti Samanta	1	$878.5	8	$4,083.3	4	$1,390.8	$6,352.6
Soeren Soerensen	2	$1,050.1	9	$2,836.7	-	-	$3,886.8
Andrew Zenonos	-	-	13	$5,741.1	7	$947.1	$6,688.2
Nick Zylkowski	1	$4,840.6	4	$4,612.2	6	$3,095.3	$12,548.1
1 These accounts, which are a subset of the preceding row, are those for which the advisory fee is based on the performance of the account.
MONEY MANAGERS.
The Funds’ money managers are discretionary or non-discretionary managers for a portion of a Fund's portfolio. The money managers are not affiliates of RIC or RIM. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for RIETF, RIF, Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, consulting clients of RIM, offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.

From its advisory fees received from the Funds, RIM, as agent for RIC, pays all fees to the money managers for their investment advisory services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale that may be achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, which is typically based on the average for the quarter of all the assets with respect to which the money manager provides its services. For the Funds' fiscal years ended October 31, 2025, 2024 and 2023, fees paid to the money managers of the Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Equity Income Fund	$122,119	$136,512	$147,802	0.07%	0.07%	0.07%
U.S. Strategic Equity Fund	2,821,643	2,939,173	2,886,276	0.09%	0.09%	0.09%
U.S. Small Cap Equity Fund	1,719,188	2,154,246	2,243,666	0.26%	0.26%	0.26%
International Developed Markets Fund	1,275,650	1,312,436	1,631,903	0.12%	0.12%	0.12%
Global Equity Fund	2,543,173	2,471,211	2,131,933	0.13%	0.14%	0.14%
Sustainable Equity Fund	196,095	236,365	265,857	0.12%	0.14%	0.14%
Emerging Markets Fund	1,760,697	1,885,312	2,059,889	0.23%	0.25%	0.25%
Tax-Managed U.S. Large Cap Fund	7,430,983	6,348,322	5,086,416	0.07%	0.08%	0.08%
Tax-Managed U.S. Mid & Small Cap Fund	2,673,906	2,467,296	2,222,269	0.16%	0.16%	0.16%
Tax-Managed International Equity Fund	5,749,457	4,718,879	4,219,954	0.13%	0.13%	0.13%
Tax-Managed Real Assets Fund	2,047,774	1,765,955	1,695,315	0.19%	0.20%	0.20%
Opportunistic Credit Fund	842,460	830,472	931,164	0.18%	0.17%	0.17%
Strategic Bond Fund	1,007,676	1,081,017	1,098,873	0.05%	0.04%	0.04%
Investment Grade Bond Fund	350,390	380,693	307,511	0.04%	0.03%	0.03%
Short Duration Bond Fund	118,393	119,167	113,300	0.03%	0.03%	0.03%
Tax-Exempt High Yield Bond Fund	3,645,233	3,400,578	3,053,504	0.17%	0.18%	0.18%
Tax-Exempt Bond Fund	4,663,422	4,475,143	3,929,184	0.08%	0.09%	0.09%
Global Infrastructure Fund	707,238	658,115	452,386	0.20%	0.22%	0.22%
Global Real Estate Securities Fund	556,107	587,743	652,265	0.15%	0.15%	0.15%
Multi-Strategy Income Fund	626,537	748,443	873,026	0.21%	0.23%	0.23%
Multi-Asset Strategy Fund	1,363,471	1,434,609	1,578,605	0.24%	0.25%	0.25%
Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor” or “RIFIS”) serves as the distributor of RIC Shares. Certain Share classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively.  As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain Share classes of RIC Funds. The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds.  Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC.  The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund Shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as the transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.
RIFUS has contractually agreed to waive, through February 28, 2027, a portion of its transfer agency fees for certain classes of certain Funds as set forth below.
Fund and Class	Amount Waived
Multifactor U.S. Equity Fund - Class M	0.15%
Multifactor U.S. Equity Fund - Class R6	0.02%
Equity Income Fund – Class M	0.10%
Equity Income Fund – Class R6	0.02%
Equity Income Fund – Class S	0.04%
U.S. Strategic Equity Fund – Class A, C, R6 & S	0.02%
U.S. Strategic Equity Fund – Class M	0.12%
U.S. Small Cap Equity Fund – Class M	0.14%
U.S. Small Cap Equity Fund – Class R6	0.02%
U.S. Small Cap Equity Fund – Class S	0.04%
Multifactor International Equity Fund - Class M	0.15%
Multifactor International Equity Fund - Class R6	0.02%
International Developed Markets Fund - Class M	0.14%
International Developed Markets Fund - Class R6	0.02%
International Developed Markets Fund - Class S	0.04%
Global Equity Fund - Class M	0.10%
Global Equity Fund - Class R6	0.02%
Sustainable Equity Fund – Class M	0.10%
Sustainable Equity Fund – Class R6	0.02%
Sustainable Equity Fund – Class S	0.04%
Emerging Markets Fund - Class A, C, R6 & S	0.02%
Emerging Markets Fund - Class M	0.12%
Tax-Managed U.S. Large Cap Fund – Class M	0.10%
Tax-Managed U.S. Mid & Small Cap Fund – Class A	0.02%
Tax-Managed U.S. Mid & Small Cap Fund – Class C & S	0.05%
Tax-Managed U.S. Mid & Small Cap Fund – Class M	0.15%
Tax-Managed International Equity Fund – Class M	0.10%
Tax-Managed Real Assets Fund - Class M	0.10%
Opportunistic Credit Fund – Class A, C & S	0.12%
Opportunistic Credit Fund – Class M	0.17%
Opportunistic Credit Fund – Class R6	0.02%
Long Duration Bond Fund – Class M	0.15%
Long Duration Bond Fund – Class R6	0.02%
Strategic Bond Fund – Class A & C	0.04%
Strategic Bond Fund – Class M	0.16%
Strategic Bond Fund – Class R6	0.02%
Strategic Bond Fund – Class S	0.06%
Investment Grade Bond Fund – Class M	0.14%
Investment Grade Bond Fund – Class R6	0.02%

Fund and Class	Amount Waived
Investment Grade Bond Fund – Class S	0.04%
Short Duration Bond Fund – Class A, C & S	0.12%
Short Duration Bond Fund – Class M	0.17%
Short Duration Bond Fund – Class R6	0.02%
Tax-Exempt High Yield Bond Fund - Class M	0.10%
Tax-Exempt High Yield Bond Fund - Class S	0.03%
Tax-Exempt Bond Fund – Class A	0.02%
Tax-Exempt Bond Fund – Class C & S	0.06%
Tax-Exempt Bond Fund – Class M	0.16%
Global Infrastructure Fund – Class A, C, R6 & S	0.02%
Global Infrastructure Fund – Class M	0.12%
Global Real Estate Securities Fund – Class M	0.10%
Global Real Estate Securities Fund – Class R6	0.02%
Multi-Strategy Income Fund – Class M	0.10%
Multi-Strategy Income Fund – Class R6	0.02%
Multi-Asset Strategy Fund - Class M	0.10%
Multi-Asset Strategy Fund - Class R6	0.02%
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
The Trust, RIM, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of the Trust, RIM, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with the Trust or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for Multiple Class Funds
In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Independent Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.
For each Multiple Class Fund offering Class A or Class C Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing sales support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each Multiple Class Fund offering Class A or Class C Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is

in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements for Multiple Class Funds
Under the Distribution Plans, the Distributor may enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
Under the Distribution Plan, the following Multiple Class Funds’ Class C Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2025, 2024 and 2023:
	2025	2024	2023
Multifactor U.S. Equity Fund	$32,929	$29,603	$24,262
Equity Income Fund	122,311	132,059	142,114
U.S. Strategic Equity Fund	48,354	45,491	39,872
U.S. Small Cap Equity Fund	43,875	51,590	57,169
Multifactor International Equity Fund*	N/A	N/A	N/A
International Developed Markets Fund	46,641	48,570	51,803
Global Equity Fund	21,349	21,565	21,872
Sustainable Equity Fund	145,049	158,261	158,217
Emerging Markets Fund	21,374	23,970	27,242
Tax-Managed U.S. Large Cap Fund	356,475	338,298	290,422
Tax-Managed U.S. Mid & Small Cap Fund	100,899	107,360	100,717
Tax-Managed International Equity Fund	61,656	64,718	65,930
Tax-Managed Real Assets Fund	8,259	8,409	7,382
Opportunistic Credit Fund	11,350	11,405	12,764
Long Duration Bond Fund*	N/A	N/A	N/A
Strategic Bond Fund	54,244	62,344	75,058
Investment Grade Bond Fund	21,612	24,360	30,549
Short Duration Bond Fund	45,138	55,610	82,261
Tax-Exempt High Yield Bond Fund	48,825	45,691	44,228
Tax-Exempt Bond Fund	143,359	142,874	148,077
Global Infrastructure Fund	11,434	11,889	14,824
Global Real Estate Securities Fund	39,126	46,074	50,911
Multi-Strategy Income Fund	22,923	24,291	25,273
Multi-Asset Strategy Fund	4,062	3,705	3,432
* As of October 31, 2025, there were no outstanding Class C Shares of the Multifactor International Equity and Long Duration Bond Funds.
Under the Distribution Plan, the following Multiple Class Funds' Class A Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2025, 2024 and 2023:
Fund	2025	2024	2023
Multifactor U.S. Equity Fund	$24,960	$22,943	$21,184
Equity Income Fund	42,486	42,259	46,877
U.S. Strategic Equity Fund	65,622	48,073	30,138
U.S. Small Cap Equity Fund	35,546	36,016	35,498
Multifactor International Equity Fund*	N/A	N/A	N/A
International Developed Markets Fund	50,326	46,206	44,295
Global Equity Fund	34,997	26,578	18,851
Sustainable Equity Fund	46,366	45,877	43,973
Emerging Markets Fund	22,906	20,511	19,892
Tax-Managed U.S. Large Cap Fund	402,829	332,836	240,716
Tax-Managed U.S. Mid & Small Cap Fund	80,986	75,047	64,924
Tax-Managed International Equity Fund	121,101	93,636	73,008

Fund	2025	2024	2023
Tax-Managed Real Assets Fund	25,677	21,161	16,854
Opportunistic Credit Fund	10,950	8,012	7,273
Long Duration Bond Fund*	N/A	N/A	N/A
Strategic Bond Fund	46,326	44,505	47,783
Investment Grade Bond Fund	29,875	29,088	28,445
Short Duration Bond Fund	21,991	21,928	22,876
Tax-Exempt High Yield Bond Fund	35,426	29,314	29,098
Tax-Exempt Bond Fund	108,071	102,096	79,274
Global Infrastructure Fund	19,449	10,372	9,837
Global Real Estate Securities Fund	24,073	24,703	25,989
Multi-Strategy Income Fund	7,079	7,811	8,624
Multi-Asset Strategy Fund	7,662	6,020	3,952
* As of October 31, 2025, there were no outstanding Class A Shares of the Multifactor International Equity and Long Duration Bond Funds.
SHAREHOLDER SERVICES PLAN.
A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”
Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to service agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in accordance with the requirements of the 1940 Act and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.
Under the Service Plan, the following Multiple Class Funds’ Class C Shares accrued expenses in the following amounts payable to the Servicing Agents by the Distributor, for the fiscal year ended October 31, 2025:
Fund	Class C
Multifactor U.S. Equity Fund	$10,976
Equity Income Fund	40,770
U.S. Strategic Equity Fund	16,118
U.S. Small Cap Equity Fund	14,625
Multifactor International Equity Fund*	N/A
International Developed Markets Fund	15,547
Global Equity Fund	7,116
Sustainable Equity Fund	48,350
Emerging Markets Fund	7,125
Tax-Managed U.S. Large Cap Fund	118,825
Tax-Managed U.S. Mid & Small Cap Fund	33,633
Tax-Managed International Equity Fund	20,552
Tax-Managed Real Assets Fund	2,753
Opportunistic Credit Fund	3,783
Long Duration Bond Fund*	N/A

Fund	Class C
Strategic Bond Fund	18,081
Investment Grade Bond Fund	7,204
Short Duration Bond Fund	15,046
Tax-Exempt High Yield Bond Fund	16,275
Tax-Exempt Bond Fund	47,786
Global Infrastructure Fund	3,811
Global Real Estate Securities Fund	13,042
Multi-Strategy Income Fund	7,641
Multi-Asset Strategy Fund	1,354
* As of October 31, 2025, there were no outstanding Class C Shares of the Multifactor International Equity and Long Duration Bond Funds.
FUND EXPENSES.
The Funds pay all their expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Funds' other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; index licensing fees; and such infrequent and/or unusual expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund or class of Shares, the expense is charged to that Fund or class of Shares. Common expenses are allocated among the RIC Funds based primarily upon their relative net assets.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.
Each class of Shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of Shares, net income per share, dividends per share and net asset value per share will vary for each class of Shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.
Class A Shares
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. You pay a lower front-end sales charge as the size of your investment increases to certain levels. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the Financial Intermediary commission shown in the tables below. You may also be eligible for a waiver of the front-end sales charge as set forth in Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts of the Funds’ Prospectus.
The Short Duration Bond Fund, fixed income Funds and the other Funds have different front-end sales charges.

Short Duration Bond Fund:
Short Duration Bond Fund Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Financial Intermediary commission as a % of offering price
Less than $500,000	2.50%	2.56%	2.00%
$500,000 or more	--0--	--0--	up to 0.75%
Fixed Income Funds (except for Short Duration Bond Fund):
The fixed income Funds include the Opportunistic Credit, Long Duration Bond, Strategic Bond, Investment Grade Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds.
Fixed Income Funds Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Financial Intermediary commission as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	--0--	--0--	up to 1.00%
Other Funds:
The other Funds include the Multifactor U.S. Equity, Equity Income, U.S. Strategic Equity, U.S. Small Cap Equity, Multifactor International Equity, International Developed Markets, Global Equity, Sustainable Equity, Emerging Markets, Tax-Managed U.S. Large Cap, Tax-Managed U.S. Mid & Small Cap, Tax-Managed International Equity, Tax-Managed Real Assets, Global Infrastructure, Global Real Estate Securities, Multi-Strategy Income and Multi-Asset Strategy Funds.
Other Funds Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Financial Intermediary commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more (Class A Shares, except for Short Duration Bond Fund). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
Commissions are paid to Financial Intermediaries on Class A Share purchases of $1 million or more by a single shareholder which are not subject to a front-end sales charge, at the following rates (except for Short Duration Bond Fund): 1.00% on purchases of $1 million or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.

Investments of $500,000 or more of Short Duration Bond Fund (Class A Shares). With respect to Short Duration Bond Fund Class A Shares, you do not pay a front-end sales charge when you buy $500,000 or more Shares of the Fund. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 0.75%.
Commissions are paid to Financial Intermediaries on Short Duration Bond Fund Class A Share purchases of $500,000 or more by a single shareholder which are not subject to a front-end sales charge, at the following rates: 0.75% on purchases of $500,000 or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class C Shares
Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds’ Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.
Class M, R6, S and Y Shares
Financial Intermediaries will receive no shareholder services or distribution fees for these classes of shares.
Class S Shares
Class S Shares of each Fund may only be purchased by:
(1)
clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)
employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP-IRAs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)
clients of Financial Intermediaries who are members of Russell Investments;
(4)
individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)
current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class S Shares of the Long Duration Bond Fund may only be purchased by the foregoing individuals and entities if they invest in the Long Duration Bond Fund pursuant to model asset allocations provided or consulted on by Russell Investments.
Class S Shares may also be available on brokerage platforms of firms that have agreements with the Funds’ Distributor to offer such Shares when acting as an agent for the investor for the purchase or sale of such Shares.  If you transact in Class S Shares through one of these brokerage programs, you may be required to pay a commission and/or other forms of compensation to the broker, which are not reflected in the tables under the Choosing A Class of Shares To Buy or Front-End Sales Charges sections of the Funds’ Prospectus.  The Funds’ Distributor does not receive any portion of the commission or compensation.
Class M Shares
Class M Shares of each Fund may only be purchased by:
(1)
clients of certain Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class M Shares are held; or
(2)
clients of certain Financial Intermediaries where the Financial Intermediary would typically charge a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or

(3)
current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class M Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class M Shares of the Long Duration Bond Fund may only be purchased by the foregoing individuals and entities if they invest in the Long Duration Bond Fund pursuant to model asset allocations provided or consulted on by Russell Investments.
In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms in which the shareholder directly or indirectly pays a portion of the costs to service their accounts, which may include transaction fees or account service fees, or other similar financial arrangements. Financial Intermediaries must have an agreement with the Funds’ Distributor to offer Class M Shares.
Class R6 Shares
Class R6 Shares are available only to employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level accounts on behalf of participants. Class R6 Shares are not available for any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts.
Class Y Shares
Class Y Shares of the Long Duration Bond Fund may only be purchased by a Russell Investment Company or Russell Investment Funds fund of funds.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
The Funds’ Distributor reserves the right to move a shareholder from a Share Class of a Fund that pays 12b-1 fees to a Share Class of the same Fund that does not pay 12b-1 fees if such shareholder no longer has a relationship with a Financial Intermediary and holds Fund Shares directly with the Funds’ Transfer Agent. For cost basis reporting to the Internal Revenue Service (the “IRS”), the Funds’ Transfer Agent will treat the exchange as a non-taxable event and will carry any cost basis the Transfer Agent is tracking for the shareholder to the new Share Class.
Converting from Class M or Class S to Class A Shares
Depending upon the policies and operational capabilities of your Financial Intermediary, you may convert Class M or Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) to Class A Shares without the incurrence of a front-end sales charge if you are leaving or have left the fee-based program.  Depending upon the policies and operational capabilities of your Financial Intermediary, if you have already redeemed your Class M or Class S Shares, the foregoing requirements apply and you must purchase Class A Shares within 90 days after redeeming your Class M or Class S Shares to receive the Class A Shares without paying a front-end sales charge. Any investments of Class A Shares that are not part of the Class M or Class S Share redemption proceeds are subject to a front-end sales charge.  RIFUS believes that a conversion between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Sales Charge Waivers and Reductions
Please see the Funds' Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
Minimum Initial Investment Requirements
If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.

Generally, for purposes of the minimum investment requirements, an account is at the shareholder level, not at the omnibus level. For retirement plans invested in the Funds at a plan level, the plan is considered the shareholder for minimum investment requirements.
The following lists the exceptions to the minimum initial investment requirements. In addition, for Class Y Shares, other exceptions to the minimum investment requirements may apply in certain cases at the discretion of the Distributor. Exceptions to the minimum initial investment requirements must be approved by the Funds’ Distributor.
1.
A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer in-kind or the sale and purchase of shares of the same class of the same Fund within 30 days.
2.
For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.
3.
For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds; (ii) for investment companies that have entered into contractual arrangements with the Funds or their service providers to acquire Class Y Shares; or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.
Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
If you hold shares directly with a Fund and you do not have a relationship with any eligible guarantor, and are unable to obtain a signature guarantee, the Fund may accept alternate identification documentation in lieu of a signature guarantee, at the discretion of the Transfer Agent.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to your uncashed checks, the Funds may convert your distribution option to have all dividends and/or distributions reinvested in additional shares.
VALUATION OF FUND SHARES.
The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
The Multifactor International Equity, International Developed Markets, Global Equity, Emerging Markets, Tax-Managed International Equity, Opportunistic Credit, Strategic Bond, Investment Grade Bond, Global Infrastructure, Global Real Estate Securities and Multi-Strategy Income Funds' portfolio securities actively trade on foreign exchanges which may trade on

Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RIM (with the assistance of RIFUS) determines that a particular event would materially affect the net asset value.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value their portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures and a description of the pricing sources and services used by the Funds. With respect to a Fund's investments that do not have readily available market quotations, the Trustees have designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange's or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange's or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing). Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each  applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.

PORTFOLIO TURNOVER RATES OF THE FUNDS.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. The portfolio turnover rates for multi-manager Funds are a function of the portfolio turnover rate of each of the Fund’s money managers and any changes to a Fund’s money managers during a fiscal year (for example, replacing a money manager, hiring a new money manager or changing the allocations among money managers). It is possible that over certain time periods, a multi-manager Fund may have a higher portfolio turnover rate than a mutual fund with a single money manager. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, duration of portfolio investments and/or changes to the asset allocations of certain RIC and/or RIF Funds that invest in the Funds.
The portfolio turnover rates for the fiscal years ended October 31, 2025 and 2024 for each Fund were:
	2025	2024
Multifactor U.S. Equity Fund	25%	19%
Equity Income Fund	25%	35%
U.S. Strategic Equity Fund	61%	51%
U.S. Small Cap Equity Fund	85%	76%
Multifactor International Equity Fund	59%	21%
International Developed Markets Fund	32%	28%
Global Equity Fund	49%	47%
Sustainable Equity Fund	75%	74%
Emerging Markets Fund	57%	66%
Tax-Managed U.S. Large Cap Fund	31%	19%
Tax-Managed U.S. Mid & Small Cap Fund	55%	49%
Tax-Managed International Equity Fund	29%	31%
Tax-Managed Real Assets Fund	44%	42%
Opportunistic Credit Fund	75%	67%
Long Duration Bond Fund	59%	49%
Strategic Bond Fund	56%	91%
Investment Grade Bond Fund	82%	77%
Short Duration Bond Fund	113%	122%
Tax-Exempt High Yield Bond Fund	22%	16%
Tax-Exempt Bond Fund	45%	39%
Global Infrastructure Fund	71%	67%
Global Real Estate Securities Fund	67%	70%
Multi-Strategy Income Fund	95%	88%
Multi-Asset Strategy Fund	101%	92%
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information, or are otherwise subject to duties of confidentiality.

Public Disclosures of Portfolio Holdings Information
Each Fund discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter in Form N-PORT within 60 days of the end of the fiscal quarter and in its annual and semiannual financial statements in Form N-CSR within 60 days after the second and fourth quarter ends of the Fund’s fiscal year. The portfolio holdings information in Form N-PORT and Form N-CSR is not required to be delivered to shareholders but is made public through the SEC electronic filings at www.sec.gov. The Funds also make their annual and semiannual financial statements in Form N-CSR and portfolio holdings information as of the end of the first and third quarters of each fiscal year available on their website at https://russellinvestments.com.  The Funds’ complete portfolio holdings will be available on the Funds’ website no more frequently than weekly and following each month end no later than the end of the following month and in any event no sooner than ten calendar days after the trade date. Each Fund’s top ten portfolio holdings will be available on the Fund's website no sooner than ten calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
If a Fund pays for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, prior to making an in-kind distribution, RIM will notify the redeeming shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.
Non-Public Disclosures of Portfolio Holdings Information
Mutual fund evaluation services (e.g., Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services) (“Evaluators”) regularly analyze the portfolio holdings of mutual funds to monitor and report on various fund attributes (e.g., style, capitalization, maturity, yield and beta). The Evaluators distribute the results of their analyses to the public, paid subscribers and/or in-house brokers. To facilitate the review of the Funds by the Evaluators, the Funds may provide (or authorize their service providers to distribute) portfolio holdings to the Evaluators before those holdings are publicly available provided that (a) the recipient does not distribute the portfolio holdings information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Fund shares before the portfolio holdings information or results of analyses become public information and (b) the recipient signs a written confidentiality agreement, which includes a duty not to trade on non-public information.
As set forth in the table below, RIM and the money managers may periodically distribute (1) lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature and (2) a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
In addition, as set forth in the table below, the Funds’ custodian generates portfolio holdings information in connection with its services to the Funds which may be provided to service providers of the Funds, RIM or the money managers in connection with providing various services for the Funds. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
The entities that may receive information described above, and the purpose for which such information is disclosed, are presented in the table below.
Entity Receiving Portfolio Holdings	Disclosure Purpose
Advent Software, Inc.	Recon, accounting services
Bloomberg AIM	Fund positioning/holdings services
Bloomberg Portfolio	Holdings analysis
Confluence Technologies, Inc. (CTI)	Fund performance calculator, financial reporting software provider

Entity Receiving Portfolio Holdings	Disclosure Purpose
Electra Information Systems	Sub-advisor middle office services
Financial Recovery Technologies, Inc.	Class action filing services
Glass Lewis & Co., LLC	Proxy voting services
Goldman Sachs	Securities lending agent
IHS Markit	Enterprise data management
Morningstar Inc.	Fund rating services
Planetrics	Valuations under different climate risk scenarios
PricewaterhouseCoopers LLP	Audit services
Qontigo	Holdings/portfolio analysis, model optimization
Risk Metrics	Risk management services
SS&C	Middle office provider; benchmark performance, holdings, performance, reconciliation
State Street Bank and Trust Company	Custody, fund accounting, pricing/valuation, fund compliance testing, liquidity risk management, pricing services
Vermillion	Fund marketing report production
No compensation or other consideration is paid to the Funds, RIM or the money managers for any non-public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds’ Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
RIM, as the Trust’s investment adviser, is primarily responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established an Active Ownership Committee (“Committee”) and has adopted written Proxy Voting Policies and Procedures and an Engagement Policy (together, the “P&P”) and written proxy voting guidelines (“Guidelines”). RIM has also hired a third-party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents RIM’s voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for RIM’s judgment or discretion; RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to RIM. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. RIM, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, RIM, through the Committee, exercises its proxy voting authority in the best interests of the Funds based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.
To the extent that any shares of a Fund are owned directly by any other RIC or RIF fund, those shares will be voted directly by such fund in the same proportion as all other votes received from the other holders of such fund’s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by contacting the Funds at 1-800-787-7354, at https://connect.rightprospectus.com/russellinvestments and on the SEC’s website at http://www.sec.gov. Please refer to Appendix B at the end of this SAI for the Guidelines effective March 1, 2026. Current Guidelines are available, without charge, at https://russellinvestments.com.
FORUM FOR ADJUDICATION OF DISPUTES.
The RIC Bylaws provide that, unless RIC consents to the selection of an alternative forum, the sole and exclusive forum for any claims, suits, actions or proceedings (except for any claims, suits, actions or proceedings arising under the Securities Act of 1933) relating to: (i) any action to assert a claim arising pursuant to RIC’s Master Trust Agreement or the Bylaws, (ii) any action regarding the duties (including fiduciary duties), obligations or liabilities of the Trustees, officers, or other employees of RIC to RIC or RIC’s shareholders or each other, (iii) any action regarding the rights or powers of, or restrictions on, RIC, the officers, the Trustees or the shareholders, (iv) any action pertaining to the laws of the Commonwealth of Massachusetts pertaining to RIC, or (v) any action relating to any other instrument, document, agreement or certificate contemplated by the RIC Master Trust Agreement or the Bylaws relating in any way to RIC, shall be the Business Litigation Section of the Superior Court of the Commonwealth of Massachusetts or, if such court does not have subject matter jurisdiction thereof, any other court in the Commonwealth of Massachusetts with subject matter jurisdiction (each, a “Covered Action”). The Bylaws further provide that if any Covered Action is filed in a court other than the relevant court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the relevant court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by mailing, certified mail, return receipt requested, a copy thereof to such shareholder at the address in effect for notices under the Bylaws.
BROKERAGE ALLOCATIONS.
The selection of a broker or dealer to execute portfolio transactions for a Fund is made by either RIM or the money manager. RIC's arrangements with RIM and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's Board-approved policies and procedures.
Substantially all of the equity transactions that RIM effects for the Funds are executed through Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of RIM.  This presents a conflict of interest because RIIS generates revenue from executing equity transactions for the Funds, which is a financial incentive for RIM to favor the ongoing selection of RIIS for execution of the Funds’ equity transactions. To oversee its use of RIIS to execute equity transactions for the Funds, RIM reviews third-party reports regarding RIIS' trade execution quality and commission rates relative to commission rates for comparable services. RIIS uses a multi-venue trade approach whereby RIIS trades through its network of independent venues, including third-party brokers for clearing and settlement services, to which RIIS pays a portion of its commission.
Subject to its best execution obligations, RIM effects a portion of its equity transactions for certain Funds through Capital Institutional Services, Inc. (“CAPIS”) to generate commission rebates to the Funds on whose behalf the trades were made. Under this arrangement, CAPIS and/or its correspondent brokers retain a portion of the commission as payment for execution costs related to trade processing, clearing and settlement. CAPIS also retains a fee for administration of the program. The remainder is returned to the specific Fund that paid the commissions, resulting in a net reduction in Fund trading-related expenses.
Fixed income portfolio transactions that RIM effects for the Funds are primarily executed directly in the over-the-counter markets. In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
A money manager may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with a Fund, the money manager or RIM, including RIIS, as well as with brokers affiliated with other money managers.
A discretionary money manager may effect transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer for the purposes of generating research services for the money manager’s use. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to the money manager may benefit the particular Fund generating the trading activity and may also benefit other fund accounts managed by the money manager or its affiliates. A money manager using Fund trading to obtain research services for their use, may only do so if, including the value of the research services, the Fund will receive best execution. RIM does not effect trades to obtain research services.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended October 31, 2025, 2024 and 2023, the total brokerage commissions paid by the Funds were:
	2025	2024	2023
Multifactor U.S. Equity Fund	$54,385	$63,451	$43,741
Equity Income Fund	25,702	39,272	39,347
U.S. Strategic Equity Fund	416,186	452,699	461,054
U.S. Small Cap Equity Fund	737,521	733,156	875,217
Multifactor International Equity Fund	103,798	123,327	60,004
International Developed Markets Fund	489,950	523,217	918,944
Global Equity Fund	670,376	634,863	673,538
Sustainable Equity Fund	20,485	22,481	25,172
Emerging Markets Fund	777,234	994,441	1,492,858
Tax-Managed U.S. Large Cap Fund	1,455,813	945,522	998,549
Tax-Managed U.S. Mid & Small Cap Fund	1,355,583	1,188,187	1,284,394
Tax-Managed International Equity Fund	2,274,134	2,178,366	2,865,327
Tax-Managed Real Assets Fund	576,357	479,896	424,439

	2025	2024	2023
Opportunistic Credit Fund	31,141	43,700	51,245
Long Duration Bond Fund	11,414	6,550	11,237
Strategic Bond Fund	369,276	534,375	493,842
Investment Grade Bond Fund	75,792	104,131	106,740
Short Duration Bond Fund	15,684	20,123	20,644
Tax-Exempt High Yield Bond Fund	4,499	6,770	8,908
Tax-Exempt Bond Fund	0	13,685	52,521
Global Infrastructure Fund	175,703	180,544	161,779
Global Real Estate Securities Fund	207,539	229,747	300,807
Multi-Strategy Income Fund	203,326	217,441	248,476
Multi-Asset Strategy Fund	495,367	467,801	527,175
The principal reasons for changes in certain Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions and (3) changes in money managers of certain Funds, resulting in increased securities transactions and brokerage commissions.
The table below sets forth: (1) the aggregate dollar amount of brokerage commissions paid by the Funds during the fiscal years ended October 31, 2023, 2024 and 2025, respectively, to any broker that is an affiliated person of a Fund, RIM or the relevant money manager, including the percentage of the Fund’s aggregate brokerage commissions paid to the broker and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the fiscal year ended October 31, 2025; and (2) for RIIS, an affiliated person of RIM, the net amount of the RIIS commission after payment by RIIS of any commissions or fees to third party brokers, generally for clearing and settlement services for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal	2025 RIIS Net (USD)
Multifactor U.S. Equity Fund
RIM
Russell Investments Implementation Services, LLC	18,076	33.237%	35.460%	16,244
Total:	18,076	33.237%	35.460%	16,244
Equity Income Fund
RIM
Russell Investments Implementation Services, LLC	7,648	29.756%	33.537%	6,932
Total:	7,648	29.756%	33.537%	6,932
U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	82,873	19.912%	14.323%	73,934
Total:	82,873	19.912%	14.323%	73,934
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	204,734	27.760%	24.699%	169,153
Total:	204,734	27.760%	24.699%	169,153
Multifactor International Equity Fund
RIM
Russell Investments Implementation Services, LLC	30,374	29.262%	30.324%	24,766
Total:	30,374	29.262%	30.324%	24,766

Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal	2025 RIIS Net (USD)
International Developed Markets Fund
	RIM
		Russell Investments Implementation Services, LLC	108,345	22.114%	25.398%	86,013
Total:			108,345	22.114%	25.398%	86,013
Global Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	123,956	18.491%	18.626%	100,802
Total:			123,956	18.491%	18.626%	100,802
Sustainable Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	3,593	17.539%	11.857%	3,163
Total:			3,593	17.539%	11.857%	3,163
Emerging Markets Fund
	RIM
		Russell Investments Implementation Services, LLC	230,552	29.663%	25.602%	143,919
Total:			230,552	29.663%	25.602%	143,919
Tax-Managed U.S. Large Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	416,505	28.610%	27.873%	349,734
Total:			416,505	28.610%	27.873%	349,734
Tax-Managed U.S. Mid & Small Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	429,714	31.700%	35.856%	352,788
Total:			429,714	31.700%	35.856%	352,788
Tax-Managed International Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	649,668	28.568%	31.194%	450,600
Total:			649,668	28.568%	31.194%	450,600
Tax-Managed Real Assets Fund
	RIM
		Russell Investments Implementation Services, LLC	170,191	29.529%	28.801%	135,957
Total:			170,191	29.529%	28.801%	135,957
Global Infrastructure Fund
	RIM
		Russell Investments Implementation Services, LLC	46,808	26.641%	25.134%	35,618
Total:			46,808	26.641%	25.134%	35,618
Global Real Estate Securities Fund

Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal	2025 RIIS Net (USD)
	RIM
		Russell Investments Implementation Services, LLC	54,771	26.391%	30.273%	44,902
Total:			54,771	26.391%	30.273%	44,902
Multi-Strategy Income Fund
	RIM
		Russell Investments Implementation Services, LLC	25,829	12.704%	15.505%	18,701
Total:			25,829	12.704%	15.505%	18,701
Multi-Asset Strategy Fund
	RIM
		Russell Investments Implementation Services, LLC	80,079	16.166%	22.690%	57,951
Total:			80,079	16.166%	22.690%	57,951

Fund Name	RIM/Money Manager	Affiliated Broker	2024 Total (USD)	2024 RIIS Net (USD)
Multifactor U.S. Equity Fund
RIM
Russell Investments Implementation Services, LLC	11,775	10,892
Total:	11,775	10,892
Equity Income Fund
RIM
Russell Investments Implementation Services, LLC	7,501	5,600
Total:	7,501	5,600
U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	68,031	61,764
Jacobs Levy Equity Management Inc
Raymond James & Associates Inc	153	-
Wells Fargo Clearing Services LLC	47	-
Total:	68,231	61,764
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	134,912	115,829
Total:	134,912	115,829
Multifactor International Equity Fund
RIM
Russell Investments Implementation Services, LLC	21,542	17,609
Total:	21,542	17,609
International Developed Markets Fund
RIM

Fund Name	RIM/Money Manager	Affiliated Broker	2024 Total (USD)	2024 RIIS Net (USD)
		Russell Investments Implementation Services, LLC	82,748	65,899
Total:			82,748	65,899
Global Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	79,853	60,759
Total:			79,853	60,759
Sustainable Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	3,120	2,595
	Jacobs Levy Equity Management Inc
		Raymond James & Associates Inc	1
Total:			3,121	2,595
Emerging Markets Fund
	RIM
		Russell Investments Implementation Services, LLC	191,519	118,986
Total:			191,519	118,986
Tax-Managed U.S. Large Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	186,506	168,374
Total:			186,506	168,374
Tax-Managed U.S. Mid & Small Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	236,082	207,684
Total:			236,082	207,684
Tax-Managed International Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	354,028	246,675
Total:			354,028	246,675
Tax-Managed Real Assets Fund
	RIM
		Russell Investments Implementation Services, LLC	95,276	81,983
Total:			95,276	81,983
Strategic Bond Fund
	Schroder Investment Management North America Inc.(1)
		Wells Fargo Clearing Services LLC	0	-
Total:			0	-
Investment Grade Bond Fund

Fund Name	RIM/Money Manager	Affiliated Broker	2024 Total (USD)	2024 RIIS Net (USD)
	MetLife Investment Management(1)
		Wells Fargo Clearing Services LLC	0	-
	Schroder Investment Management North America Inc.(1)
		Wells Fargo Clearing Services LLC	0	-
Total:			0	-
Tax-Exempt Bond Fund
	MacKay Shields LLC(1)
		Wells Fargo Clearing Services LLC	0	-
Total:			0	-
Global Infrastructure Fund
	RIM
		Russell Investments Implementation Services, LLC	34,336	26,729
Total:			34,336	26,729
Global Real Estate Securities Fund
	RIM
		Russell Investments Implementation Services, LLC	42,581	35,790
Total:			42,581	35,790
Multi-Strategy Income Fund
	RIM
		Russell Investments Implementation Services, LLC	19,220	14,364
Total:			19,220	14,364
Multi-Asset Strategy Fund
	RIM
		Russell Investments Implementation Services, LLC	46,050	35,201
	Hermes Investment Management Limited(1)
		Wells Fargo Clearing Services LLC	0	-
Total:			46,050	35,201
(1) Affiliated fixed income trades with no stated commission.
Fund Name	RIM/Money Manager	Affiliated Broker	2023 Total (USD)	2023 RIIS Net (USD)
Multifactor U.S. Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	8,038	7,543
Total:			8,038	7,543
Equity Income Fund
	RIM
		Russell Investments Implementation Services, LLC	7,444	6,896
Total:			7,444	6,896
U.S. Strategic Equity Fund

Fund Name	RIM/Money Manager	Affiliated Broker	2023 Total (USD)	2023 RIIS Net (USD)
RIM
Russell Investments Implementation Services, LLC	68,050	61,522
Jacobs Levy Equity Management Inc
Raymond James & Associates Inc	644	-
Total:	68,694	61,522
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	159,171	138,969
Total:	159,171	138,969
Multifactor International Equity Fund
RIM
Russell Investments Implementation Services, LLC	9,545	7,793
Total:	9,545	7,793
International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	145,739	115,571
Total:	145,739	115,571
Global Equity Fund
RIM
Russell Investments Implementation Services, LLC	95,245	79,008
Total:	95,245	79,008
Sustainable Equity Fund
RIM
Russell Investments Implementation Services, LLC	3,152	2,809
Total:	3,152	2,809
Emerging Markets Fund
RIM
Russell Investments Implementation Services, LLC	289,537	190,999
Total:	289,537	190,999
Tax-Managed U.S. Large Cap Fund
RIM
Russell Investments Implementation Services, LLC	194,724	176,969
Total:	194,724	176,969
Tax-Managed U.S. Mid & Small Cap Fund
RIM
Russell Investments Implementation Services, LLC	253,395	209,147
Total:	253,395	209,147

Fund Name	RIM/Money Manager	Affiliated Broker	2023 Total (USD)	2023 RIIS Net (USD)
Tax-Managed International Equity Fund
RIM
Russell Investments Implementation Services, LLC	518,581	382,015
Total:	518,581	382,015
Tax-Managed Real Assets Fund
RIM
Russell Investments Implementation Services, LLC	84,531	69,833
Total:	84,531	69,833
Strategic Bond Fund
Schroder Investment Management North America Inc.(1)
Wells Fargo Clearing Services, LLC	0	-
Total:	0	-
Investment Grade Bond Fund
Schroder Investment Management North America Inc.(1)
UBS Financial Services Inc	0	-
Total:	0	-
Short Duration Bond Fund
Scout Investments, Inc.(1)
Wells Fargo Clearing Services, LLC	0	-
Total:	0	-
Tax-Exempt Bond Fund
MacKay Shields LLC(1)
Wells Fargo Clearing Services, LLC	0	-
Total:	0	-
Global Infrastructure Fund
RIM
Russell Investments Implementation Services, LLC	29,175	23,218
Total:	29,175	23,218
Global Real Estate Securities Fund
RIM
Russell Investments Implementation Services, LLC	51,860	45,080
Total:	51,860	45,080
Multi-Strategy Income Fund
RIM
Russell Investments Implementation Services, LLC	21,245	16,108
Putnam Investment Management, LLC

Fund Name	RIM/Money Manager	Affiliated Broker	2023 Total (USD)	2023 RIIS Net (USD)
		Wells Fargo Clearing Services, LLC	161	-
Total:			21,406	16,108
Multi-Asset Strategy Fund
	RIM
		Russell Investments Implementation Services, LLC	46,068	33,903
	Hermes Investment Management Limited(1)
		Wells Fargo Clearing Services, LLC	0	-
	Putnam Investment Management, LLC(1)
		Wells Fargo Clearing Services, LLC	0	-
Total:			46,068	33,903
(1) Affiliated fixed income trades with no stated commission.
During the Funds’ fiscal year ended October 31, 2025, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act. The values of broker–dealer securities held as of October 31, 2025 (USD) were as follows:

Broker	Multifactor U.S. Equity Fund	Equity Income Fund	U.S. Strategic Equity Fund	Multifactor International Equity Fund	International Developed Markets Fund
Barclays Capital Inc.				617,286	3,619,158
BNP Paribas Securities Corp.				393,070	2,881,119
Citigroup Global Markets Inc.	1,015,742	2,510,302	22,518,006
CLSA Americas, LLC
Goldman Sachs & Co. LLC	1,000,132	316,537	6,323,643
J.P. Morgan Securities LLC	3,574,769	4,218,476	22,790,784
Jefferies LLC	35,660
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,810,352	1,937,937	19,049,687
Morgan Stanley & Co. LLC	716,844		10,671,316
Nomura Securities International, Inc.				436,973	556,186
Pershing LLC	570,194		12,239,586
RBC Capital Markets, LLC				1,471,274	5,328,405
State Street Global Markets, LLC	238,607
UBS Securities LLC				948,636	14,923,423

Broker	Global Equity Fund	Sustainable Equity Fund	Emerging Markets Fund	Tax-Managed U.S. Large Cap Fund	Tax-Managed International Equity Fund
Barclays Capital Inc.					10,655,160
BNP Paribas Securities Corp.	8,925,514				6,514,192
Citigroup Global Markets Inc.	2,679,457	127,651		56,240,655
CLSA Americas, LLC			2,387,572
Goldman Sachs & Co. LLC	2,587,555	134,982		9,528,485
J.P. Morgan Securities LLC	10,513,989	668,908		111,366,337
Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.	10,660,923	226,575		43,837,819
Morgan Stanley & Co. LLC		97,088		32,472,164

Broker	Global Equity Fund	Sustainable Equity Fund	Emerging Markets Fund	Tax-Managed U.S. Large Cap Fund	Tax-Managed International Equity Fund
Nomura Securities International, Inc.					5,666,965
Pershing LLC		704,135		6,561,496
RBC Capital Markets, LLC	2,735,840				6,665,927
State Street Global Markets, LLC		401,225		4,964,706
UBS Securities LLC	11,655,580				49,834,283

Broker	Opportunistic Credit Fund	Strategic Bond Fund	Investment Grade Bond Fund	Short Duration Bond Fund
Barclays Capital Inc.	1,356,813	8,594,073	4,479,575	3,072,830
BNP Paribas Securities Corp.	219,051	5,241,071	673,209	797,502
Citigroup Global Markets Inc.	1,312,345	6,717,256	6,080,964	4,668,553
CLSA Americas, LLC
Goldman Sachs & Co. LLC		5,287,120	8,204,393	2,393,475
J.P. Morgan Securities LLC	807,512	10,889,297	11,441,807	7,147,895
Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.		6,742,090	8,206,847	5,303,555
Morgan Stanley & Co. LLC	1,293,139	7,306,539	8,550,622	4,500,206
Nomura Securities International, Inc.		422,415
Pershing LLC				437,048
RBC Capital Markets, LLC			1,256,086	2,778,978
State Street Global Markets, LLC				1,952,530
UBS Securities LLC		1,839,854	651,616	1,630,029

Broker	Global Real Estate Securities Fund	Multi-Strategy Income Fund	Multi-Asset Strategy Fund
Barclays Capital Inc.		268,737
BNP Paribas Securities Corp.		508,611	290,046
Citigroup Global Markets Inc.		1,024,324	608,696
CLSA Americas, LLC
Goldman Sachs & Co. LLC		443,514	23,681
J.P. Morgan Securities LLC		1,136,170	1,618,757
Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.		1,239,226	919,287
Morgan Stanley & Co. LLC		287,420	235,340
Nomura Securities International, Inc.	2,054,791	341,543	242,054
Pershing LLC			270,796
RBC Capital Markets, LLC		562,735	475,824
State Street Global Markets, LLC		130,869
UBS Securities LLC		795,873	619,591

FOREIGN CURRENCY FEES.
RIIS may execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Funds.  RIIS may charge the Funds an agency fee for effecting FX Transactions (“FX Fee”).  During the Funds’ fiscal years ended October 31, 2025, 2024 and 2023, the total FX Fees paid by the Funds to RIIS were:
	2025	2024	2023
U.S. Small Cap Equity Fund	$494	$495	$845
Multifactor International Equity Fund	21,992	20,487	8,817
International Developed Markets Fund	57,100	74,251	134,044
Global Equity Fund	58,410	67,196	79,313
Emerging Markets Fund	32,087	39,066	66,234
Tax-Managed International Equity Fund	107,975	115,196	161,376
Tax-Managed Real Assets Fund	28,065	22,819	26,612
Global Infrastructure Fund	19,491	20,529	23,375
Global Real Estate Securities Fund	16,334	17,670	25,689
Multi-Strategy Income Fund	4,197	7,030	9,911
Multi-Asset Strategy Fund	16,574	19,329	20,547

Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective, with the exception of the International Developed Markets Fund, Sustainable Equity Fund, Investment Grade Bond Fund and Tax-Exempt Bond Fund, is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of the International Developed Markets Fund, Sustainable Equity Fund, Investment Grade Bond Fund and Tax-Exempt Bond Fund are, fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS.
Each Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.
Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
This investment restriction shall not apply to the Global Real Estate Securities Fund or the Tax-Managed Real Assets Fund.
The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
The Tax-Managed Real Assets Fund will concentrate its investments in equity securities of companies in the real assets group of industries.
2.
Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.
Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
This restriction shall not prevent the Multi-Strategy Income and Multi-Asset Strategy Funds from purchasing or selling commodity-linked derivative instruments and other commodity-linked securities, including swap agreements, commodity-linked structured notes, options, swaptions, futures contracts with respect to indices or individual commodities and options on futures contracts, equities of commodity-related companies, exchange traded funds and exchange traded notes or from investing in securities or other instruments backed by physical commodities or by indices.
4.
Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.
Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6.
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.
Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
An additional fundamental policy is that the Tax-Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.
An additional fundamental policy is that the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds will each invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax.
For purposes of these investment restrictions, the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Global Real Estate Securities Fund concentrates its investments in real estate securities.  The Tax-Managed Real Assets Fund will concentrate its investments in the real assets group of industries.  For purposes of this investment restriction, the Tax-Managed Real Assets Fund defines the “real assets group of industries” to include investments offering exposure to natural resources, real estate, infrastructure and commodities, as defined in the Fund's Prospectus. For purposes of this investment restriction, the Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classifications of the Global Industry Classification Standard (“GICs”) methodology.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1∕3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):

No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, the Funds may borrow for temporary or emergency purposes. Each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1∕3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1∕3%) of its assets. The Funds have entered into a line of credit with one or more lenders to be utilized solely for temporary or emergency purposes as contemplated by the 1940 Act including, without limitation, funding shareholder redemptions.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES.
The investment objective and principal investment strategies for each Fund are provided in their Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The Multifactor U.S. Equity, Equity Income, U.S. Strategic Equity, U.S. Small Cap Equity, Multifactor International Equity, International Developed Markets, Global Equity, Sustainable Equity, Emerging Markets, Tax-Managed U.S. Large Cap, Tax-Managed U.S. Mid & Small Cap, Tax-Managed International Equity, Tax-Managed Real Assets, Global Real Estate Securities and Global Infrastructure Funds are referred to collectively as the “Equity Funds.”
The Opportunistic Credit, Long Duration Bond, Strategic Bond, Investment Grade Bond, Short Duration Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds are referred to collectively as the “Fixed Income Funds.”
The Multi-Strategy Income and the Multi-Asset Strategy Funds are each considered both an “Equity Fund” and a “Fixed Income Fund.”
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.
Each Fund’s principal investment strategies and the related risks are described in the Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund's Prospectus, is a non-principal strategy and risk of the Fund.
Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy.

The Funds, except the Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds, usually, but not always, expose all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards, swaps and to be announced securities. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale.
The Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds may seek to limit the effect of holding cash reserves on the Funds' exposures by investing in pre-refunded municipal bonds to provide the Funds with longer duration exposure. RIM may choose to invest in pre-refunded municipal bonds to manage Fund exposures. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities.
RIM invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”).  For the Tax-Exempt Bond Fund, any remaining cash is invested in short-term investments, including variable rate demand notes and short-duration municipal debt obligations. In addition, for the Investment Grade Bond, Strategic Bond, Short Duration Bond, and Multi-Asset Strategy Funds, any remaining cash may also be invested in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years for the Investment Grade Bond, Strategic Bond, and Multi-Asset Strategy Funds, and average portfolio duration of approximately two years and individual effective maturities of up to six years for the Short Duration Bond Fund, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. While the Tax-Exempt Bond Fund does not generally invest its cash reserves in the U.S. Cash Management Fund, dividends from the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds' investments in the U.S. Cash Management Fund and other taxable instruments are treated as taxable income by the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds' shareholders, respectively. RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as interest rate changes for the Fixed Income Funds or declining equity prices for the Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds since financial futures contracts that may be engaged in are on taxable securities rather than tax-exempt securities.  There is no assurance that the price of taxable securities will move in a similar manner to the price of tax-exempt securities. Another risk is that a liquid market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy. Position limits may constrain a Fund from being able to enter into hedging transactions.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in certain investments, including repurchase agreements of more than seven days' duration, that are deemed to be “illiquid” as defined in Rule 22e-4 under the 1940 Act. This limitation is applied at the time of purchase. An investment is generally deemed to be illiquid if it is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. A Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. In addition, certain rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) include mandatory margin requirements that require the Funds to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, certain Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the  Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.
There can be no assurance that a when-issued security will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the when-issued security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period. If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. Regulations of prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. These regulations and any potential future regulation by prudential regulators could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. An “index-based ETF” seeks to track the performance of an index, such as the S&P 500®, the Nasdaq 100, the ICE BofA 1-3 Year U.S. Treasury Index or the Bloomberg Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an index-based ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. An “actively-managed ETF” invests in securities based on an adviser’s investment strategy. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The U.S. Strategic Equity and U.S. Small Cap Equity Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. A Fund will realize a gain if the security declines in price between those dates. Short sales expose a Fund to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Short sales are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.

Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When a Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent a Fund uses the proceeds it receives from short sales to purchase other securities, the risks associated with the short sales, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.
The U.S. Strategic Equity Fund and U.S. Small Cap Equity Fund currently engage in short sale transactions that are effected through State Street but reserve the right to engage in short sale transactions through one or more other counterparties. For short sale transactions effected through State Street, the Funds typically expect to collateralize short sale transactions through the Funds' reciprocal lending activity with State Street. (i.e., short sale transactions are collateralized by securities loaned to State Street for purposes of securities lending activities). The Funds may also deliver cash to State Street for purposes of collateralizing their short sales transactions or “memo pledge” securities as collateral, whereby assets are designated as collateral by State Street on State Street's books but remain in a Fund’s custody account. Similar to the risks generally applicable to securities lending arrangements, participation in the reciprocal lending program subjects the Funds to the risk that State Street could fail to return a security lent to it by a Fund, or fail to return the Fund’s cash collateral, a risk which would increase with any decline in State Street’s credit profile. However, the impact of State Street’s failure to return a security lent to it by a Fund or, failure to return a Fund’s cash collateral, would be mitigated by the Fund’s right under such circumstances to decline to return the securities the Fund initially borrowed from State Street with respect to its short sale transactions. This risk may be heightened during periods of market stress and volatility, particularly if the type of collateral provided is different than the type of security borrowed (e.g., cash is provided as collateral for a loan of an equity security). To the extent necessary to meet collateral requirements associated with a short sale transaction involving a counterparty other than State Street, the Funds are required to pledge assets in a segregated account maintained by the Funds' custodian for the benefit of the broker. The Funds may also use securities they own to meet any such collateral obligations. These requirements may result in the Funds being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the Funds needing to sell holdings at a disadvantageous time to satisfy their obligations.
If the Funds' prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Fund may lose money.
Short Positions. The Global Equity Fund may employ long-short strategies pursuant to which the Fund gains exposure to a portfolio of long and short equity securities through derivative positions. The Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. The Fund will realize a gain if the security declines in price during that time. Short positions expose the Fund to the risk of liability for the fair value of the shorted security (the amount of which increases as the fair value of the underlying security increases), in addition to any related interest payments or other fees associated with the derivative position. Short positions are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk. For additional information regarding the risks of derivatives, please see the section titled “Other Financial Instruments Including Derivatives” below.
Although the Fund’s potential for gain as a result of a short position is limited to the price at which it established the short position less the associated costs, its potential for loss is theoretically unlimited because there is no limit to the potential increase in the price of the security over the tenor of the short position. When the Fund takes a short position, the Fund may use all or a portion of the proceeds of the short position to purchase or take long positions in other securities or for any other permissible Fund purpose. To the extent the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.
If the Fund’s counterparty to its long-short equity strategy fails to honor its contract terms, the Fund may lose money.
Short Sales “Against the Box.” The U.S. Strategic Equity, U.S. Small Cap Equity and Global Equity Funds may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short or shorted via derivatives. Not more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale  or short a security via derivatives as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short or shorted via derivatives relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. Short sales “against the box” are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
Foreign Securities.
Investment in Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting, financial reporting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.
Investment in foreign countries may also be affected by a country’s political climate which could result in regulatory restrictions, including restrictions on transacting in certain foreign securities (“restricted securities”), being contemplated or imposed in the U.S. or in the foreign country that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Geopolitical developments, including regional and global conflict, in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom’s exit from the European Union, or Brexit, resulted in market volatility and caused additional market disruption on a global basis. To the extent that a Fund is unable to transact in a restricted security on a U.S. exchange, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund’s costs. In addition, to the extent that a Fund holds a restricted security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by RIC and/or RIM or the restricted holding(s) are divested.  Certain restricted securities may have less liquidity as a result of such designation and the market price of such security may decline and a Fund may incur a loss as a result.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities (in the sanctioned country and other markets), and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Fund. Securities held by a Fund which are denominated in U.S. dollars are still subject to currency risk.
Investment in Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Fixed Income Funds may also invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Funds. As a general rule, the Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.

Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In general, this can be expected to result in less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. In addition, there is the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by audit firms in emerging market countries – such as the People’s Republic of China – and, therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Furthermore, U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.
Investments in the People’s Republic of China. The Funds may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Prospectus. Investing in securities and instruments economically tied to the PRC subjects a Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investments in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on a Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In November 2020, the President of the United States issued an executive order (“CCMC Order”) prohibiting US persons, including the Funds, from transacting in securities of any Chinese company identified by the Secretary of Defense as a “Communist Chinese military company” (“CCMC”) or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. The CCMC order was amended in June 2021 when the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition expands on the CCMC order. To the extent that a Fund holds securities of a Chinese issuer and the issuer of a Fund portfolio holding is deemed to be a CMIC, it may have a material adverse effect on the Fund’s ability to pursue its investment objective and/or strategy. To the extent that a Fund currently transacts in securities of a foreign company on a U.S. exchange but is unable to do so in the future, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund’s costs. In addition, to the extent that a Fund holds a security of a CMIC, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Trust and/or RIM or the CMIC holding(s) are divested. Certain CMIC securities may have less liquidity as a result of such designation and the market price of such CMIC may decline and a Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.
Investing through Stock Connect. Certain Equity Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect an Equity Fund's investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock

Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude an Equity Fund's ability to invest in Stock Connect Securities.
Investing through Bond Connect. Certain Fixed Income Funds may invest in certain eligible securities (“Bond Connect Securities”) that are listed and traded through China’s Bond Connect Program (“Bond Connect”) which allows non-Chinese investors (such as the Fixed Income Funds) to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors (such as the Fixed Income Funds) via accounts maintained with China’s two fixed-income securities clearinghouses. While the ultimate investor may hold beneficial interest in Bond Connect Securities, courts in China have limited experience in applying the concept of beneficial ownership. Additionally, a Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.
Investing through Variable Interest Entities. Certain Funds may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Due to PRC governmental restrictions on non-PRC ownership of companies in certain industries in the PRC, certain PRC companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the PRC operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-PRC investors such as a Fund. This arrangement allows non-PRC investors in the offshore company to obtain economic exposure without direct equity ownership in the PRC company.
Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under PRC law. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, the Trial Measures are not an endorsement of VIE structures by the PRC. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact a Fund’s performance. There is also uncertainty related to the PRC’s taxation of VIEs and the PRC tax authorities may take positions which may result in increased tax liabilities for VIEs.

Investments in Saudi Arabia. Certain Funds may invest in securities and instruments of Saudi Arabian issuers. These issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.
The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and/or the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. The Funds are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact a Fund.
A Fund's ability to invest in Saudi Arabian securities depends on the ability of RIM, a money manager and/or the Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, a Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of RIM, a money manager or a Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. Under the Independent Custody Model (“ICM”), securities are under the control of the local custodian, while assets are held within a trading account at the Saudi Arabian depository and would be recoverable in the event of the bankruptcy of the local custodian. When a Fund utilizes the ICM approach, the Fund relies on a local broker’s instruction to authorize transactions in Saudi Arabian securities. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by a manual affirmation process conducted by the local custodian, which validates a Fund’s settlement instructions with the local broker’s instructions and the transaction report from the depository. Additionally, instructions may only be given by a Fund’s authorized brokers and these brokers are unable to view the holdings within a Fund’s trading account.
Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s investments.
Privatizations. The Multi-Strategy Income and Multi-Asset Strategy Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). Certain Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity Linked Notes. Certain Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Equity Securities.
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index.

Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of a Fund's portfolio.
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.
Investments in securities of micro capitalization companies and companies with capitalizations smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
Initial Public Offering Stocks. The Funds may invest in initial public offering (“IPO”) stocks. Investments in IPO stocks expose a Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although investments in IPO stocks may have had a positive impact on a Fund’s performance in the past, there can be no assurance that a Fund will identify favorable IPO investment opportunities in the future. The purchase of IPO stock may involve high transaction costs. IPO stocks are also subject to liquidity risk.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. In connection with their investments in convertible securities, the Fixed Income Funds may invest in equity-related derivatives for hedging purposes.
The Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a

Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Under certain circumstances, contingent convertible securities may be subject to an automatic write-down of the principal amount or value of the securities, sometimes to zero and thereby cancelling the securities. If such an event occurs, a Fund could lose the entire value of its investment in the securities even if the issuer remains in business and may not have any rights to repayment of the principal amount of the securities that has not become due.
Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Securities. The Equity Funds may invest in real estate securities.  Just as real estate values go up and down, the value of the securities of real estate companies in which a Fund invests also fluctuates. A Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.
Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Tax-Managed Real Assets and Global Real Estate Securities Funds, it is anticipated, although not required, that under normal circumstances a majority of each Fund’s investments in REITs will consist of securities issued by equity REITs.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.
Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.
“Special Situation” Companies. The Equity Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Funds believe, however, that if RIM or the money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Master Limited Partnerships (“MLPs”). The Equity Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.
Debt Instruments and Money Market Instruments.
To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. Fluctuations in interest rates may have unpredictable effects on markets, may result in heightened market volatility and may increase a Fund’s exposure to risks associated with such interest rates. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”)). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.
The Fixed Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Fixed Income Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Fixed Income Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by a Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty.
The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements.
Reverse Repurchase Agreements and Dollar Rolls. The Fixed Income Funds may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
The Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Fixed Income Funds and the Tax-Managed Real Assets and Global Infrastructure Funds may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. A Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Fixed Income Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Fixed Income Funds may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).

Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Fixed Income Funds may invest in include the securities described below.
Agency Mortgage-Backed Securities. Certain MBS may be issued or guaranteed by the U.S. government or a government-sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government-sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment. Since 2008, Fannie Mae and Freddie Mac have been operating under Federal Housing Finance Administration (“FHFA”) conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on Fannie Mae’s or Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to a Fund.
Privately-Issued Mortgage-Backed Securities. MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Reverse Mortgages. Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the FNMA, a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed securities. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as for remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments.
Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Covered Bonds. Certain Funds may invest in covered bonds, which are debt instruments issued by banks or other financial institutions that are backed by both the issuing financial institution and a segregated pool of financial assets (a “cover pool”), typically comprised of residential or commercial mortgage loans or loans to public sector institutions. The cover pool, typically maintained by the issuing financial institution, is designed to pay covered bond holders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay amounts owing in respect of the bonds, bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution. Market practice surrounding the maintenance of a cover pool, including custody arrangements, varies based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may afford lesser protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by factors similar to other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuing financial institution is downgraded or the quality of the assets in the cover pool deteriorates.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. A Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. A Fund may also purchase or sell an option to buy or sell a TBA sale commitment. When a Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Risk Factors. The value of a Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to prime loans, subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans may be susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the FNMA) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the MBS in which certain Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on MBS generally.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Adverse changes in market conditions and the regulatory climate may reduce the cash flow which a Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.

Asset-backed securities may include MBS, loans, receivables or other assets. The value of a Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, relatively less liquid than other investments and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs’ assets in finance companies, a Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.
Collateralized Loan Obligations. The Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIM's and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As a Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts.
A Fund's investment in “leveraged loans” may include an investment in “covenant lite” loans. Covenant lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Fund. In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Funds are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations may be illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit Linked Notes, Credit Options and Similar Instruments. The Fixed Income Funds may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Yankee Bonds. The Fixed Income Funds may invest in Yankee Bonds. Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
Bank Obligations. The Fixed Income Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. In addition, the Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).

Risk Factors. An adverse development in the banking industry may affect the value of a Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments. The specific effects of such developments are not yet fully known.
ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
High Yield Bonds. The Funds, except the Investment Grade Bond Fund, may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are relatively less liquid than higher rated securities. As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to a Fund.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.
Distressed Securities. The Funds, except the Investment Grade Bond Fund, may invest in debt securities that are the subject of bankruptcy proceedings, in default as to the payment of principal or interest, or rated in the lowest rating category by an NRSRO (“distressed securities”). Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings.

Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, a Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than a Fund's original investment.
Lowest Rated Investment Grade Securities. The Funds may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Auction Market and Remarketed Preferred Stock. The Fixed Income Funds may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third-party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Fixed Income Funds may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Event-Linked Bonds. The Multi-Strategy Income and Multi-Asset Strategy Funds may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fixed Income Funds' investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may, even if accounting conditions are met, obtain no return at all on its investment. PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. As a result, a Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If a Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Municipal Debt Instruments.
Economic downturns and budgetary constraints may make municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city’s bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Obligations and Bonds. The Fixed Income Funds may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds. Municipal bonds include:
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service and may be negatively affected by the general credit of the user of the facility.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value. In the event a Fund sells a pre-refunded municipal bond prior to its maturity, the price received may be less than the bond’s original cost, depending on market conditions at the time of sale.
Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit and market risk than higher quality municipal obligations. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect a Fund's net asset value and/or the distributions paid by a Fund. Certain municipal obligations in which a Fund invests may pay interest that is subject to the alternative minimum tax.
To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond (at issuance or as a result of a deemed reissuance) to meet these requirements may cause the interest received by a Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by a Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the IRS or noncompliant conduct of a bond issuer.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including an extended period of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In September 2017, Puerto Rico was hit by two successive hurricanes that caused severe damage to Puerto Rico’s infrastructure. Additionally, Puerto Rico experienced significant political instability in 2019. Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. From 2017-2022, the Commonwealth, its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees' Retirement System, Public Buildings Authority, and Aqueduct and Sewer Authority, were subject to the equivalent of municipal bankruptcy proceedings, known as “PROMESA” cases. During those proceedings, these municipal entities were unable to issue new municipal securities or repay existing municipal debt. At this time, Puerto Rico's Electric Power Authority (“PREPA”) remains in such proceedings and subject to such restrictions. Moreover, the validity of PREPA's debt instruments (and thus whether the holders are entitled to any recovery at all) has been called into question and may be litigated as part of its PROMESA case. PROMESA is a novel federal law and many of its provisions have been disputed. Those agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the proceedings mentioned above. For these and other reasons, the timing and rate of recovery on municipal securities that have been or will be issued by the Commonwealth or any of its agencies are highly unpredictable. Further legislation by the U.S. Congress, or actions by the oversight board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, natural disasters, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insured municipal bonds typically receive a higher credit rating than uninsured municipal bonds, which means the issuer of the bond pays a lower interest rate. Insurance does not guarantee the price of the bond or the share price of a Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating, and conditions or changes to ratings criteria of municipal bonds could adversely impact the ratings of the insurer. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases, the insurance may provide little or no enhancement of credit or resale value to the municipal bond, and the bond rating will reflect the higher of the insurer rating or the rating of the underlying bond.
An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Fixed Income Funds may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax). If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by a Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for a Fund. A Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. A Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. A Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.
Puts, Stand-by Commitments and Demand Notes. The Fixed Income Funds may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Funds' credit quality requirements.
The Fixed Income Funds may also invest in demand notes and variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
The Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. In the event the seller is unable to honor a put or stand-by commitment for financial reasons, a Fund may be a general creditor of the seller. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and a Fund may lose money. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)

Variable Amount Master Demand Notes. The Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Fixed Income Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
The Fixed Income Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Tender Option Bonds. The Tax-Exempt High Yield Bond Fund may invest in tender option bonds. Typically, a tender option bond transaction begins when a third-party sponsor deposits fixed-rate tax-exempt or other bonds in a trust (“TOB Trust”) created by the sponsor. The TOB Trust issues two types of securities: short-term floating rate securities (“Floaters”) and residual securities junior to the Floaters (“Inverse Floaters”). The Fund does not currently intend to deposit bonds into a TOB Trust, but may invest in the Floaters and Inverse Floaters issued by TOB Trusts.
The interest rate on the Floaters typically reset weekly to the current market rate. Holders of the Floaters also have the periodic option (typically daily or weekly) to tender their securities back to the TOB Trust for repurchase at their principal amount plus accrued interest. When interest is paid on the underlying bonds to the TOB Trust, the proceeds are first used to pay any administrative expenses of the TOB Trust, followed by accrued interest to the holders of the Floaters. Any remaining amounts are paid to the holders of the Inverse Floaters.
Inverse Floaters have increased sensitivity to changes in interest rates and to the market value of the underlying bonds. The return on Inverse Floaters is inversely related to changes in short-term interest rates. Therefore, if short-term interest rates rise after the issuance of the Inverse Floaters, the Inverse Floaters will produce less current income or may produce none at all. Tender option bonds also typically provide for the automatic termination of a TOB Trust if certain adverse events occur, such as a credit ratings downgrade of the underlying bonds below a specified level or a decrease in the market value of the underlying bonds below a specified amount. In such an event, the underlying bonds are generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and Inverse Floaters. However, the holder of the Inverse Floaters will generally receive proceeds of the sale only after the holders of the Floaters have received proceeds equal to the purchase price of their securities. This could result in a loss of a substantial portion, and potentially all, of an investment in the Inverse Floaters. Inverse Floaters are generally also subject to a number of other risks such as leverage risk, liquidity risk, counterparty risk, operational risk and legal risk.
Commercial Paper. The Fixed Income Funds may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Money Market Securities. The Fixed Income Funds may invest in money market securities. Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
Asset-Backed Commercial Paper. The Fixed Income Funds may invest in asset-backed commercial paper. Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.
Indexed Commercial Paper. The Fixed Income Funds may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Fixed Income Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to a Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes a Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.
Funding Agreements. The Fixed Income Funds may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.
Other Financial Instruments Including Derivatives.
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund to an obligation to another party.
Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and write options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds.

Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of an option (or a particular class or series of an option), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period or on a specified date or dates, for certain types of options. The writer of an option on a security has the obligation upon exercise of the option, to deliver the underlying security upon payment of the exercise price (in the case of a call), or to pay the exercise price upon delivery of the underlying security (in the case of a put). Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund, except for the Tax-Managed Real Assets, Long Duration Bond, Multi-Strategy Income and Multi-Asset Strategy Funds, will write call and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index where the purchased call is scheduled to settle before or at the same time as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margin on deposit. A written put option that is not legally required to cash settle is “covered” if the Fund (a) sells the underlying security short at a price at least equal to the strike price where the short sale is scheduled to settle before or at the same time as the written put option is written or (b) holds a put on the same security or index where the put held is scheduled to settle before or at the same time as the put written, and where the exercise price of the put held is (i) equal to or greater than the strike price of the put written, or (ii) less than the strike price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund segregates liquid assets in an amount at least equal in value to the Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by a Fund expires out of the money, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, as noted above, an option may generally be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist if a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option (i.e., where a Fund holds the security underlying the option), a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Secured Overnight Financing Rate (“SOFR”) futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, for example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. SOFR futures are typically dollar-denominated futures contracts or options on those contracts that are linked to SOFR, which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. In addition, foreign currency denominated instruments are available from time to time. SOFR futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use SOFR futures contracts and options thereon to hedge against changes in SOFR, to which many interest rate swaps and fixed income instruments are linked.
A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required initial margin may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited. Such requirements to deposit or maintain additional margin may be imposed at times when a Fund is unable to, or would face potential challenges in, meeting the additional margin requirement. Under these circumstances, a Fund could be required to, among other actions, reduce the Fund's exposure(s) giving rise to the additional margin requirement, sell or otherwise transfer other investments of the Fund to raise cash to satisfy the additional margin requirement, and/or hold cash on an ongoing basis – potentially at a disadvantageous time to the Fund – to satisfy the additional margin requirement. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts. A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.
The Funds are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-“bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options on futures when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's net assets, after taking into account unrealized profits and losses on those positions.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option or purchase a put option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. A forward currency contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward currency contract may require a Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. The Funds may engage in forward contracts that involve transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a

Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.
The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of a forward foreign currency contract does not eliminate fluctuations in the price of the underlying securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the counterparty risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.
A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out) with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds may also enter into swap agreements for investment purposes. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Funds may enter into several different types of swap agreements, including total return (equity and/or index), interest rate, currency, credit default and recovery lock swaps. Total return swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. In a standard total return swap, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns may, for example, be an equity index value swapped with a floating rate plus or minus a pre-defined spread. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (e.g., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of CMBS. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The Funds may also enter into these transactions as a substitute for holding securities directly. Under most swap agreements entered into by a Fund, the parties’ obligations are determined on a “net basis.” If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Funds may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted numerous rules and regulations implementing the provisions of the Dodd-Frank Act. It is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional compliance burdens and associated costs. The Dodd-Frank Act and the rules may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties’ on-exchange and OTC trading may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing and margin, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. Similar to initial margin for futures contracts as discussed above, the required initial margin for cleared derivatives transactions may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. The CFTC’s adoption of new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and OTC transactions that are economically equivalent to the 25 specified contracts is a fairly new development. In addition, the CFTC also recently modified the bona fide hedging exemption for which certain swap dealers were previously eligible. This development could limit the amount of speculative OTC transaction capacity each swap dealer would have available for the Fund. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. Position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of a Fund.
Credit Default Swaps. The  Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.
The Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case a Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
If the creditworthiness of a Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in uncleared swap agreements, the Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
Interest Rate Swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or FCM defaults, a Fund's risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject a Fund to increased costs or margin requirements.
Recovery Lock Swaps. The Fixed Income Funds may enter into recovery lock swaps.  Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party.  A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event.  Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a Counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event.  In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk.  The market for recovery lock swaps is relatively new and is smaller and relatively less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
Swaptions. The Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
Equity Swaps (Total Return Swaps). The Equity Funds may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  A Fund will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide a Fund exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and a Fund has the ability to trade in and out of long and short positions within the swap. A Fund may also gain exposure to long and/or short equity securities through multiple swaps on individual equity securities. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive, if any.
Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.
SEC Regulatory Matters. The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires that the Funds trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for Funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds' securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Uncovered Options Transactions. The Long Duration Bond, Multi-Strategy Income and Multi-Asset Strategy Funds may write options that are not covered (or so called “naked options”). When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with relatively less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
Stand-By Commitment Agreements. The Fixed Income Funds may invest in “stand-by commitments” with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund’s option specified securities at a specified price. A Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as “put” options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.
The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.
The IRS has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to a Fund.
Custodial Receipts and Trust Certificates. The Multi-Asset Strategy Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Inflation. A Fund's investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of a Fund's assets can decline as can the value of the Fund’s distributions).
Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect a Fund and its investments.

Taxes
Tax Information for All Funds.
The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Funds or shareholders, and the discussion here and in each Fund’s Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Each Fund of the Trust is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Trust as a whole.
The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in an additional separate section that is provided below for Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds.
Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional Shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%.
Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income by a Fund. Similarly, foreign exchange loss realized on the sale of debt securities by a Fund generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable, but if distributed to you by a Fund, reduces your tax basis in your shares of the Fund. Any return of capital in excess of your tax basis is taxable to you (if distributed to you by a Fund) as a capital gain.
Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce the ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund Shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
State and Local Tax Considerations. Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year on which the Fund paid no federal income tax. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, or exchange them for Shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your Shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your Shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those Shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund Shares is disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new Shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes.  Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains, as well as ordinary income dividends.
A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 24%.
Tax Considerations Relating to REIT and MLP Investments. Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A Fund may pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
Additional Tax Information With Respect to the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds.
The tax information described in “Tax Information for All Funds” above applies to the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds, except as noted in this section.
Exempt-Interest Dividends. By meeting certain requirements of the Code, the Funds qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.
Dividends from Taxable Income. The Funds may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Funds from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional Shares. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund Shares for a full year, the Funds may report and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Funds. Taxable distributions declared by the Funds in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.
Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund Shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Funds on those Shares.
Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.
Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax if applicable, under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.
Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund Shares may not be deductible for federal income tax purposes.
Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.
At October 31, 2025, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year. Available capital loss carryforwards and expiration dates are as follows:
	No Expiration	No Expiration
Fund	Short Term	Long Term	TOTAL
Multifactor International Equity Fund	$4,243,841	$13,452,377	$17,696,218
Emerging Markets Fund	11,570,277	-	11,570,277
Tax-Managed U.S. Large Cap Fund	98,402,175	-	98,402,175
Tax-Managed U.S. Mid & Small Cap Fund	6,943,937	-	6,943,937
Tax-Managed International Equity Fund	581,346,104	13,347,688	594,693,792
Tax-Managed Real Assets Fund	103,539,592	-	103,539,592
Opportunistic Credit Fund	32,275,602	105,985,144	138,260,746
Long Duration Bond Fund	1,535,677	5,091,143	6,626,820
Strategic Bond Fund	233,720,905	339,409,292	573,130,197
Investment Grade Bond Fund	35,872,472	47,279,720	83,152,192
Short Duration Bond Fund	979,808	11,536,022	12,515,830
Tax-Exempt High Yield Bond Fund	48,729,908	56,563,944	105,293,852
Tax-Exempt Bond Fund	97,557,948	192,082,980	289,640,928
Global Real Estate Securities Fund	54,942,358	5,079,607	60,021,965
Multi-Strategy Income Fund	12,722,238	-	12,722,238

You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Money Manager Information
Equity INCOME Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is majority-owned and controlled by Perpetual Limited, a publicly traded company.
Brandywine Global Investment Management, LLC is indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.
U.S. strategic Equity Fund
Brandywine Global Investment Management, LLC is indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of and controlled by J.P. Morgan Chase & Co., a publicly held bank holding company.
William Blair Investment Management, LLC is 100% employee owned with no one individual controlling more than 25%.
U.S. Small Cap equity Fund
Ancora Advisors, LLC is indirectly majority-owned by Ferdinand FFP Ultimate Holdings, L.P. and indirectly minority-owned by Focus Financial Partners, Inc. Ferdinand FFP Ultimate Holdings, L.P. is owned by private fund vehicles with no fund controlling more than 10%.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Calamos Advisors LLC is controlled by John S. Koudounis and John P. Calamos, Sr. through their indirect controlling ownership.
Copeland Capital Management, LLC is wholly-owned by its employees and is controlled by Eric Brown through his controlling ownership of the firm’s outstanding voting securities.
DePrince, Race & Zollo, Inc. is controlled by Gregory M. DePrince, John D. Race and Victor A. Zollo through each of their controlling share ownership.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Lord, Abbett & Co. LLC (“Lord Abbett”) is privately held and is not publicly traded. No individual or company owns 25% or more of Lord Abbett.
Penn Capital Management Company, LLC is owned and controlled by SGAM Advisors LLC, a wholly-owned subsidiary of Seaport Global Holdings LLC, whose controlling owners are Stephen C. Smith, Michael J. Meagher and Michael J. Meyer.
Ranger Investment Management, L.P. is owned and controlled by Ranger Investment GP, LLC.  Ranger Investment GP, LLC is 100% employee owned and controlled by Conrad Doenges.
International Developed Markets Fund
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Global Equity Fund
Algert Global LLC is majority owned and controlled by Peter M. Algert and Ryan LaFond.

Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Sanders Capital, LLC is a private firm, wholly-owned by current employees. Lew Sanders is the controlling shareholder, through his controlling share ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
SUSTAINABLE Equity Fund
Lazard Asset Management LLC is indirectly wholly-owned and controlled by Lazard, Inc., a publicly traded company.
Mirova US LLC is indirectly wholly-owned and controlled by Banque Populaire Caisse d'Epargne, which is owned and controlled by the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Emerging Markets Fund
Axiom Investors LLC is wholly-owned by Axiom Investors LP. Axiom Investors LP is 100% employee owned, with Andrew Jacobson the only individual owning more than 25%.
Barrow, Hanley, Mewhinney & Strauss, LLC is majority-owned and controlled by Perpetual Limited, a publicly traded company.
Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Asset Management, a publicly traded company.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
Sands Capital Management, LLC is owned and controlled by Sands Capital Management, LP. Sands Capital Management is owned by the Sands family and controlled by Frank M. Sands.
Tax–Managed U.S. Large Cap Fund
Brandywine Global Investment Management, LLC is indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of and controlled by J.P. Morgan Chase & Co., a publicly held bank holding company.
William Blair Investment Management, LLC is 100% employee owned with no one individual controlling more than 25%.
Tax–Managed U.S. Mid & Small Cap Fund
Ancora Advisors, LLC is indirectly majority-owned by Ferdinand FFP Ultimate Holdings, L.P. and indirectly minority-owned by Focus Financial Partners, Inc. Ferdinand FFP Ultimate Holdings, L.P. is owned by private fund vehicles with no fund controlling more than 10%.
Copeland Capital Management, LLC is wholly-owned by its employees and is controlled by Eric Brown through his controlling ownership of the firm’s outstanding voting securities.
DePrince, Race & Zollo, Inc. is controlled by Gregory M. DePrince, John D. Race and Victor A. Zollo through each of their controlling share ownership.
Lord, Abbett & Co. LLC (“Lord Abbett”) is privately held and is not publicly traded. No individual or company owns 25% or more of Lord Abbett.

Penn Capital Management Company, LLC is owned and controlled by SGAM Advisors LLC, a wholly-owned subsidiary of Seaport Global Holdings LLC, whose controlling owners are Stephen C. Smith, Michael J. Meagher and Michael J. Meyer.
Polen Capital Management, LLC is owned and controlled by employees with no one individual controlling more than 25%.
Royce & Associates, LP is indirectly majority-owned and controlled by Franklin Resources, Inc., a publicly traded company.
Summit Creek Advisors, LLC is wholly-owned by Joseph J. Docter and Adam N. Benson.
Tax-Managed International Equity Fund
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Asset Management, a publicly traded company.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
RWC Asset Advisors (US) LLC is controlled by Lincoln Peak Capital, LLC through its indirect controlling ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Tax-Managed Real Assets Fund
First Sentier Investors (Australia) IM Ltd is indirectly wholly-owned and controlled by Mitsubishi UFJ Financial Group, Inc., a publicly traded company.
Grantham Mayo Van Otterloo & Co. LLC is 100% employee owned. No one individual owns more than 25%.
RREEF America L.L.C. is a wholly-owned subsidiary of Deutsche Bank AG, a publicly-traded company.
OPPORTUNISTIC CREDIT FUND
Barings LLC and Baring International Investment Limited are wholly-owned subsidiaries of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is 100% owned by its policy holders.
Marathon Asset Management, L.P.’s general partner is Marathon Asset Management GP, LLC, which is controlled by Bruce Richards and Louis Hanover.
Voya Investment Management Co. LLC is wholly-owned and controlled by Voya Financial Inc., a publicly traded company.
Strategic Bond Fund
Allspring Global Investments, LLC is controlled by certain private equity funds affiliated with GTCR, LLC through their indirect controlling interest.
RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited are wholly owned subsidiaries of the Royal Bank of Canada, a publicly traded company.
Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.
Investment Grade Bond Fund
MetLife Investment Management, LLC is wholly-owned and controlled by MetLife, Inc., a publicly traded company.
Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.

Short Duration Bond Fund
MetLife Investment Management, LLC is wholly-owned and controlled by MetLife, Inc., a publicly traded company.
Scout Investments, Inc. is indirectly wholly-owned and controlled by Raymond James Financial, a publicly traded company.
Tax-Exempt High Yield Bond Fund
Goldman Sachs Asset Management, L.P. is a wholly-owned indirect subsidiary of The Goldman Sachs Group, Inc., a publicly traded company.
MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
Rockefeller & Co. LLC is indirectly majority owned and controlled by Dragsa 24 Cayman LTD and Dragsa 30 Cayman Ltd, which are each controlled by Ole Andreas Halvorsen and David Christopher Ott.
Tax-Exempt Bond Fund
Brown Brothers Harriman Mutual Fund Advisory Department is a separately identifiable department of Brown Brothers Harriman & Co. (“BBH&Co”).   BBH&Co is owned by 32 general partners, all of whom are individuals and none of whom own more than 10% of BBH&Co.
Goldman Sachs Asset Management, L.P. is a wholly-owned indirect subsidiary of The Goldman Sachs Group, Inc., a publicly traded company.
MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
global infrastructure Fund
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
First Sentier Investors (Australia) IM Ltd is indirectly wholly-owned and controlled by Mitsubishi UFJ Financial Group, Inc., a publicly traded company.
Nuveen Asset Management, LLC is an indirect subsidiary of TIAA-CREF Asset Management LLC and is controlled by the TIAA Board of Overseers, a New York not-for-profit corporation, through its ownership and control of TIAA-CREF Asset Management LLC.
global Real Estate Securities Fund
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
Resolution Capital Limited and Resolution Capital (US) Limited are controlled by Pinnacle Investment Management Group Limited, a public company listed on the Australian Securities Exchange, through its indirect controlling ownership.
RREEF America L.L.C. is a wholly-owned subsidiary of Deutsche Bank AG, a publicly-traded company. DWS Investments Australia Limited and DWS Alternatives Global Limited are indirect wholly-owned subsidiaries of Deutsche Bank AG, a publicly-traded company.
Multi-Strategy Income Fund
Algert Global LLC is majority owned and controlled by Peter M. Algert and Ryan LaFond.

Berenberg Asset Management LLC is majority owned and controlled by Joh. Berenberg, Gossler & Co. KG (“BEGO”).  BEGO is controlled by the Berenberg family, Henrick Riehmer and Hans-Walter Peters, with no one individual controlling more than 25%.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Kopernik Global Investors, LLC is 100% employee owned and controlled by David Iben through his ownership of at least 25% of Kopernik Global Investors, LLC’s outstanding shares.
Man Investments Australia Limited is indirectly wholly-owned and controlled by Man Group plc, a publicly traded company.
Marathon Asset Management, L.P.’s general partner is Marathon Asset Management GP, LLC, which is controlled by Bruce Richards and Louis Hanover.
MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of and is controlled by Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Asset Management, a publicly traded company.
PineStone Asset Management Inc. (formerly, StonePine Asset Management Inc.) is 100% owned and controlled by Nadim Rizk.
RWC Asset Advisors (US) LLC is an indirect wholly-owned subsidiary of RWC Partners Limited. RWC Partners Limited is minority owned by Schroder International Holdings Limited, an indirect wholly-owned subsidiary of Schroders PLC, a publicly traded company. RWC Partners Limited is majority owned by current and former employees with no one individual controlling more than 25%.
Multi-Asset Strategy Fund
Algert Global LLC is majority owned and controlled by Peter M. Algert and Ryan LaFond.
Berenberg Asset Management LLC is majority owned and controlled by Joh. Berenberg, Gossler & Co. KG (“BEGO”).  BEGO is controlled by the Berenberg family, Henrick Riehmer and Hans-Walter Peters, with no one individual controlling more than 25%.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Calamos Advisors LLC is controlled by John S. Koudounis and John P. Calamos, Sr. through their indirect controlling ownership.
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
First Sentier Investors (Australia) IM Ltd is indirectly wholly-owned and controlled by Mitsubishi UFJ Financial Group, Inc., a publicly traded company.
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Kopernik Global Investors, LLC is 100% employee owned and controlled by David Iben through his ownership of at least 25% of Kopernik Global Investors, LLC’s outstanding shares.

Man Investments Australia Limited is indirectly wholly-owned and controlled by Man Group plc, a publicly traded company.
Marathon Asset Management, L.P.’s general partner is Marathon Asset Management GP, LLC, which is controlled by Bruce Richards and Louis Hanover.
MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of and is controlled by Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Asset Management, a publicly traded company.
PineStone Asset Management Inc. (formerly, StonePine Asset Management Inc.) is 100% owned and controlled by Nadim Rizk.
RWC Asset Advisors (US) LLC is an indirect wholly-owned subsidiary of RWC Partners Limited. RWC Partners Limited is minority owned by Schroder International Holdings Limited, an indirect wholly-owned subsidiary of Schroders PLC, a publicly traded company. RWC Partners Limited is majority owned by current and former employees with no one individual controlling more than 25%.
Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Global Long-Term Rating Scale
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D –– An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
NR indicates that a rating has not been assigned or is no longer assigned.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C - Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
●
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●
the formal announcement by the issuer or their agent of a distressed debt exchange;
●
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD - Restricted default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
●
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
●
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
●
has not otherwise ceased operating.

This would include:
●
the selective payment default on a specific class or currency of debt;
●
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.
SECTOR SPECIFIC CREDIT RATING SERVICES
MOODY’S:
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MIG Ratings
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support. For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections.
S&P:
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
●
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
D -- is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
SHORT-TERM RATINGS
MOODY’S:
P-1 –– Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 –– Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 –– Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
FITCH:
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Financial Statements
The 2025 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ annual financial statements and other information in Form N-CSR. The Funds’ Annual Report is incorporated herein by reference and is available free of charge on the Funds’ website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354. Due to file size limitations on EDGAR submissions, the Annual Report was filed as an initial submission, first companion submission and second companion submission.

Appendix A
At January 31, 2026, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
EMERGING MARKETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 65.73%
EMERGING MARKETS FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.97%
EMERGING MARKETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.68%
EMERGING MARKETS FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 22.77%
EMERGING MARKETS FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 19.60%
EMERGING MARKETS FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 14.06%
EMERGING MARKETS FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 6.13%
EMERGING MARKETS FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.99%
EMERGING MARKETS FUND CLASS C - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 5.84%
EMERGING MARKETS FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 44.01%
EMERGING MARKETS FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.97%
EMERGING MARKETS FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 23.76%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES' PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758, 44.74%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758, 7.80%
EMERGING MARKETS FUND CLASS R6 - MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304, 7.28%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758, 7.11%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758, 6.08%
EMERGING MARKETS FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.84%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO SERIM RESEARCH CORPORATION EMPLOYEE 259379 P.O. BOX 10758 FARGO ND 58106-0758, 5.25%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758, 5.12%

EMERGING MARKETS FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 38.35%
EMERGING MARKETS FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.54%
EMERGING MARKETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.75%
EMERGING MARKETS FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.50%
EMERGING MARKETS FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 6.35%
EMERGING MARKETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.40%
EMERGING MARKETS FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 27.16%
EMERGING MARKETS FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 20.98%
EMERGING MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 17.13%
EMERGING MARKETS FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 16.14%
EMERGING MARKETS FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 6.35%
EMERGING MARKETS FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 5.28%
EQUITY INCOME FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 54.86%
EQUITY INCOME FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 10.87%
EQUITY INCOME FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 10.42%
EQUITY INCOME FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.63%
EQUITY INCOME FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 5.21%
EQUITY INCOME FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 48.18%
EQUITY INCOME FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.22%
EQUITY INCOME FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.58%
EQUITY INCOME FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.79%
EQUITY INCOME FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.25%

EQUITY INCOME FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 15.78%
EQUITY INCOME FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 14.68%
EQUITY INCOME FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.00%
EQUITY INCOME FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.99%
EQUITY INCOME FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.95%
EQUITY INCOME FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.13%
EQUITY INCOME FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685, 74.74%
EQUITY INCOME FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR AGFIRST FBO AGFIRST FARM CREDIT BANK SUPP EXEC TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685, 25.26%
GLOBAL EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 65.68%
GLOBAL EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 9.68%
GLOBAL EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 5.48%
GLOBAL EQUITY FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.46%
GLOBAL EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 24.63%
GLOBAL EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 21.93%
GLOBAL EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 16.83%
GLOBAL EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 15.46%
GLOBAL EQUITY FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.69%
GLOBAL EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 7.57%
GLOBAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 40.28%
GLOBAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.90%
GLOBAL EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 28.31%
GLOBAL EQUITY FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 44.54%

GLOBAL EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.13%
GLOBAL EQUITY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 10.90%
GLOBAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.37%
GLOBAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 7.02%
GLOBAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.27%
GLOBAL EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 25.77%
GLOBAL EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 25.75%
GLOBAL EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 13.36%
GLOBAL EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 11.28%
GLOBAL EQUITY FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 9.26%
GLOBAL EQUITY FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 7.67%
GLOBAL INFRASTRUCTURE FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 42.18%
GLOBAL INFRASTRUCTURE FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.76%
GLOBAL INFRASTRUCTURE FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 7.59%
GLOBAL INFRASTRUCTURE FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.48%
GLOBAL INFRASTRUCTURE FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.82%
GLOBAL INFRASTRUCTURE FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.78%
GLOBAL INFRASTRUCTURE FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 21.70%
GLOBAL INFRASTRUCTURE FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 7.46%
GLOBAL INFRASTRUCTURE FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.33%
GLOBAL INFRASTRUCTURE FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.38%

GLOBAL INFRASTRUCTURE FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 44.31%
GLOBAL INFRASTRUCTURE FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.89%
GLOBAL INFRASTRUCTURE FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 24.19%
GLOBAL INFRASTRUCTURE FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 48.50%
GLOBAL INFRASTRUCTURE FUND CLASS S - SEI PRIVATE TRUST COMPANY C/O ROCKLAND TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989, 14.90%
GLOBAL INFRASTRUCTURE FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.85%
GLOBAL INFRASTRUCTURE FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.09%
GLOBAL INFRASTRUCTURE FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 24.69%
GLOBAL INFRASTRUCTURE FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 24.67%
GLOBAL INFRASTRUCTURE FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 19.50%
GLOBAL INFRASTRUCTURE FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 12.80%
GLOBAL INFRASTRUCTURE FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 8.83%
GLOBAL INFRASTRUCTURE FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 7.36%
GLOBAL REAL ESTATE SECURITIES FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 83.28%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 62.23%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.16%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 11.30%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995, 6.13%

GLOBAL REAL ESTATE SECURITIES FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 36.55%

GLOBAL REAL ESTATE SECURITIES FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 30.52%
GLOBAL REAL ESTATE SECURITIES FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 28.19%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 29.95%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES' PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758, 26.42%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758, 5.85%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758, 5.74%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758, 5.52%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758, 5.35%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.55%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.55%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 17.55%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 12.75%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.28%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 33.36%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 22.27%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 20.20%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 17.65%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 64.53%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.30%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 7.25%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.50%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 25.64%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 19.08%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995, 9.73%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 8.50%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 43.63%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.16%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 24.69%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 25.06%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 18.66%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 12.12%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.60%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.65%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.53%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.73%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 54.55%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR
SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION
ST FL 18 SEATTLE WA 98101-2685, 22.25%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR
SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMPLOYEE BENEFIT PLANS TRUST 401
UNION ST FL 18 SEATTLE WA 98101-2685, 12.78%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR
SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMP GRP LIFE INS PLAN TRUST 401 UNION
ST FL 18 SEATTLE WA 98101-2685, 5.44%

INVESTMENT GRADE BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 81.87%
INVESTMENT GRADE BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.69%
INVESTMENT GRADE BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 37.80%
INVESTMENT GRADE BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 27.30%
INVESTMENT GRADE BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 23.78%
INVESTMENT GRADE BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 36.94%
INVESTMENT GRADE BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 30.23%
INVESTMENT GRADE BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 29.18%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES' PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758, 28.52%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758, 12.56%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758, 12.35%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758, 8.69%
INVESTMENT GRADE BOND FUND CLASS R6 - MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304, 8.41%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758, 8.15%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO MGE EMPLOYEE 401(K) PLAN 259362 P.O. BOX 10758 FARGO ND 58106-0758, 5.89%
INVESTMENT GRADE BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 24.03%
INVESTMENT GRADE BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 21.30%
INVESTMENT GRADE BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 19.70%
INVESTMENT GRADE BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.39%

INVESTMENT GRADE BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.28%
INVESTMENT GRADE BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.77%
INVESTMENT GRADE BOND FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 62.14%
INVESTMENT GRADE BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 12.57%
INVESTMENT GRADE BOND FUND CLASS Y - BERRIEN COUNTY HEALTHCARE TRUST BERRIEN COUNTY ADMINISTRATION CTR 701 MAIN ST SAINT JOSEPH MI 49085-1316, 8.58%
INVESTMENT GRADE BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 5.77%
LONG DURATION BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.14%
LONG DURATION BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.51%
LONG DURATION BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 24.43%
LONG DURATION BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 33.56%
LONG DURATION BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 20.23%
LONG DURATION BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 13.74%
LONG DURATION BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.44%
LONG DURATION BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.99%
LONG DURATION BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.33%
LONG DURATION BOND FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 34.20%
LONG DURATION BOND FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 25.66%
LONG DURATION BOND FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 11.90%
LONG DURATION BOND FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 8.51%
LONG DURATION BOND FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 6.17%
LONG DURATION BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 5.80%

MULTI-ASSET STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 56.04%
MULTI-ASSET STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 38.25%
MULTI-ASSET STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 32.86%
MULTI-ASSET STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 28.61%
MULTI-ASSET STRATEGY FUND CLASS C - CETERA INVESTMENT SVCS (FBO) ERICA R ELLIS CHARLOTTE NC 28269-4999, 10.52%
MULTI-ASSET STRATEGY FUND CLASS C - CETERA INVESTMENT SVCS (FBO) ROXANNE C HAMMACK REIDSVILLE NC 27320-4407, 8.29%
MULTI-ASSET STRATEGY FUND CLASS C - CETERA INVESTMENT SVCS (FBO) DEANNA C WILES REIDSVILLE NC 27320-8501, 8.05%
MULTI-ASSET STRATEGY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 41.27%
MULTI-ASSET STRATEGY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.40%
MULTI-ASSET STRATEGY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 26.69%
MULTI-ASSET STRATEGY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 31.06%
MULTI-ASSET STRATEGY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 19.00%
MULTI-ASSET STRATEGY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.18%
MULTI-ASSET STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 11.08%
MULTI-ASSET STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.33%
MULTI-ASSET STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8.05%
MULTI-ASSET STRATEGY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 54.45%
MULTI-ASSET STRATEGY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 24.70%
MULTI-ASSET STRATEGY FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 16.21%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 67.29%

MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8.41%

MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 7.71%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.53%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 6.28%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO GERRITY GROUP, LLC 401K SAVINGS 42 286 P.O. BOX 10758 FARGO ND 58106-0758, 100.00%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 70.67%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 20.70%

MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 41.78%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 25.54%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 22.80%
MULTIFACTOR U.S. EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 91.26%
MULTIFACTOR U.S. EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 88.60%
MULTIFACTOR U.S. EQUITY FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091, 5.70%
MULTIFACTOR U.S. EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 32.83%
MULTIFACTOR U.S. EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 29.96%
MULTIFACTOR U.S. EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 14.22%
MULTIFACTOR U.S. EQUITY FUND CLASS M - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 10.63%
MULTIFACTOR U.S. EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 8.09%
MULTIFACTOR U.S. EQUITY FUND CLASS R6 - RUSSELL INVESTMENT MANAGEMENT LLC ATTN ROSS ERICKSON 401 UNION ST FL 18 SEATTLE WA 98101-2685, 70.34%
MULTIFACTOR U.S. EQUITY FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO GERRITY GROUP, LLC 401K SAVINGS 42 286 P.O. BOX 10758 FARGO ND 58106-0758, 28.53%
MULTIFACTOR U.S. EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 74.28%

MULTIFACTOR U.S. EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 13.12%
MULTIFACTOR U.S. EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.14%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 33.14%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 27.89%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 20.66%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.56%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 5.33%
MULTI-STRATEGY INCOME FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 46.31%
MULTI-STRATEGY INCOME FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 20.12%
MULTI-STRATEGY INCOME FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 12.89%
MULTI-STRATEGY INCOME FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.12%
MULTI-STRATEGY INCOME FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 6.02%
MULTI-STRATEGY INCOME FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 48.82%
MULTI-STRATEGY INCOME FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 20.30%
MULTI-STRATEGY INCOME FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 12.47%
MULTI-STRATEGY INCOME FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.51%
MULTI-STRATEGY INCOME FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.88%
MULTI-STRATEGY INCOME FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.85%
MULTI-STRATEGY INCOME FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 29.05%
MULTI-STRATEGY INCOME FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.15%

MULTI-STRATEGY INCOME FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 56.86%
MULTI-STRATEGY INCOME FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 13.07%
MULTI-STRATEGY INCOME FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.84%
MULTI-STRATEGY INCOME FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 6.61%
MULTI-STRATEGY INCOME FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.92%
MULTI-STRATEGY INCOME FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 58.41%
MULTI-STRATEGY INCOME FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 18.36%
MULTI-STRATEGY INCOME FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 11.66%
MULTI-STRATEGY INCOME FUND CLASS Y - RIF MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 6.10%
MULTI-STRATEGY INCOME FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 5.47%
OPPORTUNISTIC CREDIT FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 58.49%
OPPORTUNISTIC CREDIT FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 21.03%
OPPORTUNISTIC CREDIT FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.46%
OPPORTUNISTIC CREDIT FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 39.05%
OPPORTUNISTIC CREDIT FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 21.04%
OPPORTUNISTIC CREDIT FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 14.40%
OPPORTUNISTIC CREDIT FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 12.58%
OPPORTUNISTIC CREDIT FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 9.38%
OPPORTUNISTIC CREDIT FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 39.88%
OPPORTUNISTIC CREDIT FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 35.34%

OPPORTUNISTIC CREDIT FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 22.46%
OPPORTUNISTIC CREDIT FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 57.55%
OPPORTUNISTIC CREDIT FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.32%
OPPORTUNISTIC CREDIT FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 7.09%
OPPORTUNISTIC CREDIT FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.96%
OPPORTUNISTIC CREDIT FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 24.79%
OPPORTUNISTIC CREDIT FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 21.62%
OPPORTUNISTIC CREDIT FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 19.33%
OPPORTUNISTIC CREDIT FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 8.09%
OPPORTUNISTIC CREDIT FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 6.43%
OPPORTUNISTIC CREDIT FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 5.87%
SHORT DURATION BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.32%
SHORT DURATION BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.58%
SHORT DURATION BOND FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 12.22%
SHORT DURATION BOND FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.14%
SHORT DURATION BOND FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 37.67%
SHORT DURATION BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 25.94%
SHORT DURATION BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 14.50%
SHORT DURATION BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 13.40%
SHORT DURATION BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.44%
SHORT DURATION BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 45.41%

SHORT DURATION BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 34.21%
SHORT DURATION BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.66%
SHORT DURATION BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 7.74%
SHORT DURATION BOND FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 51.85%
SHORT DURATION BOND FUND CLASS R6 - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 32.30%
SHORT DURATION BOND FUND CLASS R6 - MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST,
INC. MIDWEST ENGINEERING & AUTOMATION INCORPORATED SAFE HARBOR 401(K) PLA 717 17TH STREET,
SUITE 1300 DENVER CO 80202-3304, 5.10%

SHORT DURATION BOND FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 51.43%
SHORT DURATION BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 18.22%
SHORT DURATION BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.09%
SHORT DURATION BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.56%
SHORT DURATION BOND FUND CLASS Y - UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761, 70.56%
SHORT DURATION BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685, 12.42%
SHORT DURATION BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA
INC FBO ALABAMA GAS CORP RET SALARIED EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18
SEATTLE WA 98101-2685, 7.43%

STRATEGIC BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 61.95%
STRATEGIC BOND FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 12.74%
STRATEGIC BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.25%
STRATEGIC BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.18%
STRATEGIC BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 21.54%
STRATEGIC BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 18.98%
STRATEGIC BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 12.22%

STRATEGIC BOND FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 10.84%
STRATEGIC BOND FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.84%
STRATEGIC BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 41.57%
STRATEGIC BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 27.94%
STRATEGIC BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.23%
STRATEGIC BOND FUND CLASS R6 - MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC.
MIDWEST ENGINEERING & AUTOMATION INCORPORATED SAFE HARBOR 401(K) PLA 717 17TH STREET,
SUITE 1300 DENVER CO 80202-3304, 28.76%

STRATEGIC BOND FUND CLASS R6 - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 26.30%
STRATEGIC BOND FUND CLASS R6 - MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. DELTA MEDICAL SYSTEMS, INC. 401(K) 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304, 21.40%
STRATEGIC BOND FUND CLASS R6 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.84%
STRATEGIC BOND FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.19%
STRATEGIC BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 37.20%
STRATEGIC BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 15.84%
STRATEGIC BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.87%
STRATEGIC BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 11.10%
STRATEGIC BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.93%
STRATEGIC BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.88%
STRATEGIC BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 49.27%
STRATEGIC BOND FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 15.76%
STRATEGIC BOND FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 11.26%
STRATEGIC BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 9.78%
STRATEGIC BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 7.09%

STRATEGIC BOND FUND CLASS Y - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.47%
SUSTAINABLE EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 35.19%
SUSTAINABLE EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 18.89%
SUSTAINABLE EQUITY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 16.26%
SUSTAINABLE EQUITY FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 9.81%
SUSTAINABLE EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.67%
SUSTAINABLE EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 48.24%
SUSTAINABLE EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 15.40%
SUSTAINABLE EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 11.32%
SUSTAINABLE EQUITY FUND CLASS C - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 7.81%
SUSTAINABLE EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.49%
SUSTAINABLE EQUITY FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 27.31%
SUSTAINABLE EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 20.19%
SUSTAINABLE EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.17%
SUSTAINABLE EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.35%
SUSTAINABLE EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.72%
SUSTAINABLE EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.35%
SUSTAINABLE EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685, 100.00%
TAX-EXEMPT BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 68.08%
TAX-EXEMPT BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.57%
TAX-EXEMPT BOND FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 9.05%
TAX-EXEMPT BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 52.23%

TAX-EXEMPT BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.46%
TAX-EXEMPT BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.00%
TAX-EXEMPT BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 8.90%
TAX-EXEMPT BOND FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.24%
TAX-EXEMPT BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 45.18%
TAX-EXEMPT BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 27.53%
TAX-EXEMPT BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.53%
TAX-EXEMPT BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 33.14%
TAX-EXEMPT BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.90%
TAX-EXEMPT BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.46%
TAX-EXEMPT BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.53%
TAX-EXEMPT BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.50%
TAX-EXEMPT BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.31%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 53.29%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 33.30%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.69%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 10.36%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.75%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.27%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 42.22%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 29.50%

TAX-EXEMPT HIGH YIELD BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.19%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 30.05%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.07%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 17.80%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.90%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 8.80%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.78%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 84.07%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.36%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 76.39%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.22%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 47.11%

TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 25.56%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.89%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 31.00%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 24.26%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.78%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.38%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 10.08%

TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.03%
TAX-MANAGED REAL ASSETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 87.79%
TAX-MANAGED REAL ASSETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 74.93%
TAX-MANAGED REAL ASSETS FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 12.98%
TAX-MANAGED REAL ASSETS FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.32%
TAX-MANAGED REAL ASSETS FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 45.66%
TAX-MANAGED REAL ASSETS FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 21.93%
TAX-MANAGED REAL ASSETS FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 18.79%
TAX-MANAGED REAL ASSETS FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 33.95%
TAX-MANAGED REAL ASSETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 17.92%
TAX-MANAGED REAL ASSETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.58%
TAX-MANAGED REAL ASSETS FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.12%
TAX-MANAGED REAL ASSETS FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.70%
TAX-MANAGED REAL ASSETS FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.30%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.92%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.06%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.11%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.10%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.73%

TAX-MANAGED U.S. LARGE CAP FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 15.10%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.43%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 10.68%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 8.08%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 45.16%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 24.16%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.23%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.85%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 27.92%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.37%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.70%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.36%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.88%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.27%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 46.94%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 18.45%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.41%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 6.53%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.30%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995, 5.10%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 47.37%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 13.79%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 13.39%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 9.82%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 6.59%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995, 6.41%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 50.64%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 21.96%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.57%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 24.02%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.37%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 19.64%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 12.00%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 8.72%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.68%
U.S. SMALL CAP EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.15%
U.S. SMALL CAP EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 16.42%
U.S. SMALL CAP EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 9.69%

U.S. SMALL CAP EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.30%
U.S. SMALL CAP EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 30.68%
U.S. SMALL CAP EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 10.58%
U.S. SMALL CAP EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 7.34%
U.S. SMALL CAP EQUITY FUND CLASS C - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 7.32%
U.S. SMALL CAP EQUITY FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.54%
U.S. SMALL CAP EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 39.60%
U.S. SMALL CAP EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.54%
U.S. SMALL CAP EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 23.10%
U.S. SMALL CAP EQUITY FUND CLASS R6 - PRINCIPAL TRUST COMPANY FBO SMITHFIELD FOODS DEF COMP PLAN ATTN PLAN TRUSTEE 1013 CENTRE RD WILMINGTON DE 19805-1265, 40.34%
U.S. SMALL CAP EQUITY FUND CLASS R6 - MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304, 31.89%
U.S. SMALL CAP EQUITY FUND CLASS R6 - MID ATLANTIC TRUST COMPANY FBO THE WEALTHY CONTRACTOR INC. 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228, 11.53%
U.S. SMALL CAP EQUITY FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.32%
U.S. SMALL CAP EQUITY FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 38.19%
U.S. SMALL CAP EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.06%
U.S. SMALL CAP EQUITY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.01%
U.S. SMALL CAP EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.83%
U.S. SMALL CAP EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.90%
U.S. SMALL CAP EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.22%
U.S. SMALL CAP EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 28.86%
U.S. SMALL CAP EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 19.36%

U.S. SMALL CAP EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 19.10%
U.S. SMALL CAP EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 17.38%
U.S. SMALL CAP EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA
INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18
SEATTLE WA 98101-2685, 9.63%

U.S. STRATEGIC EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 57.20%
U.S. STRATEGIC EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 27.54%
U.S. STRATEGIC EQUITY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 8.12%
U.S. STRATEGIC EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 33.68%
U.S. STRATEGIC EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.33%
U.S. STRATEGIC EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 17.42%
U.S. STRATEGIC EQUITY FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 12.77%
U.S. STRATEGIC EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 6.76%
U.S. STRATEGIC EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.09%
U.S. STRATEGIC EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 40.41%
U.S. STRATEGIC EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.47%
U.S. STRATEGIC EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 25.71%
U.S. STRATEGIC EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 46.32%
U.S. STRATEGIC EQUITY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 13.34%
U.S. STRATEGIC EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.46%
U.S. STRATEGIC EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.90%
U.S. STRATEGIC EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.89%
U.S. STRATEGIC EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.12%

U.S. STRATEGIC EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 37.42%
U.S. STRATEGIC EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 32.83%
U.S. STRATEGIC EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 21.92%
U.S. STRATEGIC EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 7.84%
At January 31, 2026, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
EMERGING MARKETS FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 28.69%
GLOBAL EQUITY FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 29.15%
GLOBAL INFRASTRUCTURE FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 40.01%
GLOBAL REAL ESTATE SECURITIES FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.83%
MULTIFACTOR INTERNATIONAL EQUITY FUND - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 34.41%
MULTIFACTOR U.S. EQUITY FUND - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 27.83%
MULTI-STRATEGY INCOME FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 34.81%
OPPORTUNISTIC CREDIT FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 46.44%
SHORT DURATION BOND FUND - UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761, 28.87%
SHORT DURATION BOND FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 27.65%
U.S. SMALL CAP EQUITY FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 30.50%
U.S. STRATEGIC EQUITY FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 34.80%
The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.

Appendix B

PROXY VOTING POLICIES AND GUIDELINES
2026

As adopted by:
Russell Investments Capital, LLC
Russell Investments Funds Management, LLC
Russell Investments Implementation Services, LLC
Russell Investment Management, LLC
Russell Investments Trust Company
Russell Investments Canada Limited
Russell Investments Korea Limited
Russell Investment Management Ltd
Russell Investment Group Limited
Russell Investments France SAS
Russell Investments Ireland Limited
Russell Investments Limited
Russell Investments Group Japan Co., Ltd.
(the foregoing collectively referred to herein as “Russell Investments”)
CONFIDENTIAL
Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

PROXY VOTING POLICIES AND GUIDELINES  / 2

Proxy administration procedures
For over 30 years, Russell Investments has executed a robust, global proxy voting programme that is a foundation of our stewardship efforts. Our documented Proxy Voting Policies and Procedures, along with custom Proxy Voting Guidelines, form the basis of this program. These guidelines, crafted based on industry best practices and regulations, dictate our approach to voting on specific topics. Carefully drafted to uphold our clients' best interests, our guidelines undergo annual review and updates to align with shareholders' interests.
While the Proxy Voting Policy and Guidelines comprehensively address most proxy issues with detailed specificity, the Active Ownership Committee (the Committee) acknowledges that certain matters necessitate deeper scrutiny and a non-prescriptive approach. In such cases, the guidelines refer the votes to the Committee for review, as explained in the below.
As part of our process, an external service provider, Glass Lewis, acts as our proxy administrator and is responsible for aggregating proxy ballots received directly from Russell Investments’ custodians and applying our custom guidelines when executing proxy votes. Our internal proxy coordinator monitors voting activity through Glass Lewis' online platform. Proposals requiring case-by-case review are directed to internal analysts. These analysts conduct individual research and collaborate with the proxy coordinator to provide recommendations to the Committee.
To ensure alignment with our guidelines, the Committee oversees an annual internal audit process, verifying the accuracy of vote execution by Glass Lewis.
1.
Any Proxy Administrator retained by Russell Investments shall vote all proxies as instructed in the guidelines attached hereto. The Proxy Administrator is currently Glass Lewis & Co (“Glass Lewis”). In the event (a) a voting matter is to be determined on a case-by-case basis or (b) the Proxy Administrator raises a question regarding a particular matter, the Proxy Administrator shall request direction from Russell Investments’ Active Ownership Committee. The Active Ownership Committee may instruct the Proxy Administrator “not to vote” on any proposal.
2.
The Proxy Administrator shall maintain a system allowing Russell Investments access to all solicitations for vote received by the Proxy Administrator.
3.
The Proxy Administrator shall vote each proxy pursuant to the guidelines, unless directed otherwise by Russell Investments’ Active Ownership Committee.
4.
The Proxy Administrator shall maintain a record of all votes received, all votes cast and any other relevant information pursuant to the Proxy Administrator’s normal policies and as directed by Russell Investments.
5.
The Proxy Administrator will use the attached guidelines until such guidelines are superseded by subsequent guidelines. The guidelines may be changed at any time in Russell Investments’ sole discretion.

PROXY VOTING POLICIES AND GUIDELINES  / 3

Contents
PROXY VOTING POLICIES AND GUIDELINES		1
A.	General considerations	5
B.	Audit and reporting	5
C.	Board	6
D.	Capital	10
E.	Corporate transactions	11
F.	Shareholder rights and governing documents	12
G.	Remuneration	14
H.	Mutual fund proxies	17
I.	Environmental and Social Issues	18
J.	Appendix	21

PROXY VOTING POLICIES AND GUIDELINES  / 4

A.
General considerations
Proxy voting is a fundamental tool that allows shareholders to express support or concern regarding aspects of corporate governance, operations, or disclosures. As stewards of our clients’ capital, we have an obligation to vote responsibly and hold companies accountable on their behalf. These guidelines describe our approach to corporate governance, environmental and social topics, when exercising our voting rights on behalf of our clients.
We apply these guidelines globally, and across all asset classes as required. However, they are designed to accommodate the nuances of specific market requirements, expectations, and local regulations, rather than providing discretion. This ensures that we remain compliant while considering the diverse nature of our capabilities.
While we strive to vote on all our clients’ holdings in all markets, there are instances where this may not be possible due to a practice known as share blocking, which could prevent us from trading for a certain period if we were to vote these shares.
Companies should act transparently and disclose information to shareholders to the fullest extent possible. Therefore, we expect companies to disclose any relevant materials ahead of a General Meeting, providing sufficient time for shareholders to review, analyse and engage upon the information disclosed. In certain instances, when we consider the level of information is inadequate to apply these guidelines, we may choose to vote against a particular proposal.
B.
Audit and reporting
1.
Transparency and reporting
The strength of financial controls and the integrity of financial statements form the cornerstone for the healthy operation of the companies we invest in. The board should release a report from an external auditor, offering an impartial and objective assessment of whether the company's accounts accurately represent its financial position and future prospects.
As a general practice, we tend to support proposals seeking to acknowledge Reports and Accounts signed off as complete by a qualified auditor ahead of the Annual General Meeting (“AGM”). In the event of a qualified opinion, we expect the company to provide a full, comprehensive explanation. In markets where it's mandatory for companies to present non-financial information statements/reports, we will typically endorse their approval. Yet, we reserve the right to vote against management if the independent assurance service provider raises substantial concerns about the information provided, or if the disclosed information is not sufficient for shareholders to make informed voting decisions.
2.
External auditor
The independence of the external auditor holds significant importance for ensuring the integrity of financial assessments. Excessive non-audit fees could potentially compromise an auditor’s independence, impacting the quality of their audit work. Consequently, it is our expectation that companies provide a transparent breakdown of both audit and non-audit services. In cases where the total non-audit fees surpass the fees paid for audit-related services, we might consider voting against re-electing the external auditor.
Companies ought to furnish comprehensive disclosures regarding resolutions for electing or ratifying an external auditor. Specifically, we look for explanations regarding any changes in the external auditor and details about the competitive tender process used to select a new external auditor.
Should it be determined that the effectiveness of the auditor has been compromised, we might opt not to support their re-appointment. Furthermore, we might oppose the re-appointment of an audit company if its lengthy tenure could potentially challenge its independence.

PROXY VOTING POLICIES AND GUIDELINES  / 5

C.
Board
1.
Size
The board of directors is the focal point of corporate governance. Directors represent the shareholders, and they are charged with safeguarding investors' interests. Directors should provide corporate leadership but refrain from interfering in day-to-day company operations which are properly the province of the CEO and other senior executive officers. Holding executives accountable for their actions is a critical responsibility of the board.
Ensuring that a company's board is suitable for the size and nature of the business is paramount. It is crucial that the size of the board does not compromise the dynamics of the board and an efficient decision-making process.
2.
Board effectiveness
The effectiveness of the board relies heavily on how it is structured and composed. We support strong boards that demonstrate a commitment to creating shareholder value. While director candidates and other board-related issues must be evaluated on a case-by-case basis considering the company's performance and total governance structure, we prefer to see mechanisms that promote:
●
Independence: A board free from management influence is better equipped to oversee strategy and assess performance and executive compensation objectively.
●
Accountability: Directors must be accountable to shareholders. Policies that promote accountability would include annual elections and shareholders' ability to fill vacancies or to remove directors without cause.
●
Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and tender offers where a majority of shares are tendered.
●
Competence: Companies should seek directors whose skills and expertise add value to the board.
In contested elections, where shareholders nominate alternate directors in opposition to management's choices, we consider various factors:
●
Long-term financial performance of the target company relative to its industry;
●
Management's track record;
●
Background to the proxy contest;
●
Qualifications of director nominees (both slates);
●
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
●
Stock ownership positions of the proponents.
We prefer directors to be elected to the board on an annual basis and be accountable to shareholders by approval of a majority of shares voted in favour on each resolution.

PROXY VOTING POLICIES AND GUIDELINES  / 6

3.
Leadership
In advocating for effective corporate governance, there is a recognition of the importance of separating the roles of the Chair and Chief Executive Officer (CEO) within a company. This separation, particularly in controlled companies where either the chair or CEO holds substantial shares, ensures a clearer division of responsibilities at the highest level.
When the chair and CEO roles are consolidated, there is an expectation for companies to provide comprehensive explanations regarding why this combination serves the best interests of the company. Regular reviews of this structure are also encouraged.
There is a distinct preference for an independent non-executive Chair of the Board, and it is recommended that companies appoint a Lead Independent Director, even in cases where the chair is already independent.
When assessing proposals that would require the positions of chairman and CEO to be held by different persons, we will consider:
●
Whether a designated lead director has been elected by and from the independent board members with clearly delineated duties. At a minimum these include:
●
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
●
Serves as liaison between the chairman and the independent directors;
●
Approves information sent to the board;
●
Approves meeting agendas for the board;
●
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
●
Has the authority to call meetings of the independent directors; and
●
If requested by major shareholders, assurance that they are available for consultation and direct communication
●
Level of independence of the board and the key committees.
●
Whether the company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead to combine the chairman and CEO positions.
●
Established governance guidelines.
While it may be appropriate in certain cases for CEOs to simultaneously serve as chair of the board, we may decide to vote against the chair of the governance or nominations committee if the company lacks both an independent chair and an independent lead director.

PROXY VOTING POLICIES AND GUIDELINES  / 7

4.
Independence
In evaluating board composition, the emphasis lies on fostering an optimal blend of directors with appropriate, relevant and diverse industry backgrounds. Additionally, the inclusion of a substantial number of independent directors within boards is deemed essential.
For non-controlled companies, a target independence level of at least 50 percent is typically sought, while controlled companies are encouraged to have at least one third of their board constituted by independent directors.
A director might be considered non-independent if:
●
They have been an employee of the company or group within the past five years.
●
Have, or had within the past three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company.
●
They have received or receive additional remuneration from the company, apart from a director’s fee, such as the company’s share option, performance-related pay or pension scheme.
●
They have close family ties with any of the company’s advisers, directors, or senior employees.
●
They hold cross-directorships or have significant links with other directors through involvement in other companies or bodies.
●
They have served on the board for more than 12 years from the date of first election.
●
They represent a significant shareholder.
While the aforementioned criteria provide a general framework, more rigorous criteria and benchmarks may be applied to align with local governance standards.
5.
Diversity
A diverse and inclusive board is pivotal for effective decision-making, aligning with the company's long-term strategy, purpose, and the interests of its stakeholders. This includes individuals from different genders, age ranges, ethnicities, nationalities, social and economic origins, professional skills, and personal attributes. Proposals aimed at enhancing board diversity typically receive our support as they contribute toward fostering a more inclusive decision-making environment.
6.
Overboarding
The issue of over-commitment raises concerns about the potential compromise in the quality of board and director executive responsibilities, according to our assessment. We advocate for directors to have the necessary time to effectively fulfill their duties to shareholders.
As a general approach, we tend to oppose the election of a director who:
●
Serves as an executive officer of any public company while serving on more than one public company boards; or
●
Serves on more than four public company boards.
We generally count board chair positions as two board seats given the increased time commitment associated with these roles.
When evaluating whether a director's service on an excessive number of boards might limit their ability to dedicate sufficient time to board duties, we may consider additional factors. These include attendance levels, the size and locations of other companies where the director serves on the board, the nature of their roles (including committee memberships) at these companies, and whether they hold executive or non-executive positions at large, privately-held companies. Furthermore,

PROXY VOTING POLICIES AND GUIDELINES  / 8

because we believe that executives will generally prioritise attention to executive duties, we may choose not to vote against overcommitted directors at the companies where they serve in an executive function.
7.
Board Committees
Encouraging robust governance practices, it is advisable for all boards to establish three vital Board Committees: an Audit Committee, a Nomination Committee, and a Remunerations Committee. The key committees should be comprised of non-executive directors and whilst we expect the Audit and Remuneration Committee to be fully independent, the expectation for the Nomination Committee is to be at least 50% independent. Furthermore, we also expect at least one member of the Audit Committee to have audit, accounting, or appropriate financial expertise.
Transparency is crucial, and we advocate for boards to publicly disclose the primary roles and responsibilities of each committee to enhance accountability and clarity in their functioning.
8.
Attendance
Ensuring accountability among directors is crucial to uphold their responsibilities to shareholders. Director attendance at board meetings is vital to ensure their contributions to board decisions and to guarantee that fiduciary duties to investors are fulfilled.
For transparency and accountability purposes, we encourage companies to facilitate investor assessment of directors' attendance at both board and committee meetings by disclosing attendance records.
As a guiding principle, we may opt not to support directors who have attended fewer than 75% of the board and committee meetings held. This threshold is considered important in maintaining a robust level of commitment to board responsibilities and fostering effective governance.

PROXY VOTING POLICIES AND GUIDELINES  / 9

D.
Capital
1.
Allocation
Companies are encouraged to promote transparency by publicly disclosing their dividend policy. In principle, we tend to support management proposals to approve dividends unless we have concerns regarding the overall level set for payment, or the balance between return for shareholders and future capital investment.
2.
Issuance
The responsibility for determining a company's capital structure primarily rests with the board. When a company proposes to allocate net profits or losses to reserves, to transfer reserves between accounts, the capitalisation of reserves, profits, or issue premiums we will generally support management unless there is evidence of misconduct.
Regarding share issuance, our stance emphasises the need for shareholder approval. We typically support only reasonable share issuance authorities, evaluating their potential impact on long-term shareholder value and the dilutive effect of the issuance. Our general guideline caps the issuance without pre-emptive rights at a maximum of 20% of the share capital, though this may vary depending on market practices and regulatory requirements.
When assessing proposals related to issuing common and/or preferred shares as part of a debt-restructuring plan, several considerations come into play. These include evaluating potential dilution effects on existing shareholders' ownership interests and future earnings, determining if the transaction might lead to a change in control, and discerning whether the debt restructuring primarily stems from the threat of bankruptcy, potentially impacting shareholder value significantly.
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A gearing level up to 100 percent is generally deemed acceptable, as exceeding this threshold might prompt markets and financial analysts to potentially downgrade the company's bond rating, thereby increasing its investment risk.
3.
Share repurchase
Typically, we tend to support company proposals for implementing share buyback schemes, except in cases where the limit is not in line with market practice. It is our view that buybacks executed at a considerable premium to the market price might not serve the best interests of shareholders.
When the company specifies its intention to use the authorisation during a takeover bid, we believe that the share buyback becomes an anti-takeover measure, and we may choose to vote against the proposal.

PROXY VOTING POLICIES AND GUIDELINES  / 10

E.
Corporate transactions
1.
Significant changes
Companies undergoing significant structural changes are generally expected to seek approval from shareholders. Similarly, adequate information provision by companies is crucial for investors to make informed voting decisions. We evaluate corporate transactions within the context of their specific and unique circumstances. We may oppose transactions that deviate from shareholders' interests or when disclosure falls below expected market standards. Regarding mergers up for voting, several key considerations are taken into account:
●
Understanding the context leading to the proxy contest.
●
Evaluating arguments presented for and against the proposed merger.
●
Assessing anticipated financial and operational benefits.
●
Analysing the offer price in terms of cost versus premium.
●
Reviewing the prospects of the combined entities post-merger.
●
Evaluating the negotiation process for the deal.
●
Scrutinising changes in corporate governance and their potential impact on shareholder rights.
●
Considering the long-term economic outlook of the combined companies.
●
Incorporating insights from our subadvisors in the decision-making process.
2.
Related-party transactions
The board should implement a related party transactions policy and have a robust process for approving, reviewing and monitoring any potential conflicts of interest.
Shareholders ought to possess the right to approve significant related-party transactions. This approval ideally relies on the majority vote of disinterested shareholders, ensuring a fair and unbiased decision-making process. Generally, we will support any transaction which falls within the company’s regular course of business, so long as the terms of the transaction have been verified to be fair and reasonable by an independent auditor or independent board committee, in accordance with prevailing market practice. This approach aims to ensure transparency and fairness in dealings, fostering confidence among stakeholders in the company's operations.

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F.
Shareholder rights and governing documents
1.
Governance polices
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.
Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance.
When scrutinising new or revised articles, the focus is on assessing the potential impact on shareholder value. Each modification is evaluated to determine whether it improves or diminishes the existing provisions. Moreover, the analysis delves into whether the failure to pass a resolution would lead to an immediate loss of shareholder value.
In essence, we tend to support amendments to articles of association if they are legally necessary, if management provides adequate reasoning, if the impact on shareholder value is neutral or favourable, and if shareholder rights remain safeguarded. In the case of bundled proxy proposals that are conditioned upon each other, we will vote in favour of the bundle if we would support each proposal individually. Conversely, we will vote against the bundle if we would oppose any one of the proposals individually.
2.
General meetings
The board should ensure that the meeting agenda is made available on the company’s website prior to the meeting taking place, allowing shareholders a reasonable period of time to review the materials provided. The agenda should be clear and include the date, format and location of the meeting. Additionally, it should contain comprehensive information about the matters that will be deliberated upon during the meeting.
It's essential that the agenda is properly structured and itemised. Russell Investments encourages companies to present resolutions separately rather than combining multiple items under a single resolution. This approach ensures clarity and allows for a more focused and detailed discussion of individual agenda items.
3.
Minority rights
Russell Investments supports the “one-share, one-vote” principle, and as a result we do not endorse the implementation of multiple-class capital structures or the issuance of shares with differing voting rights.
We consider the ability to call a special meeting or to put resolutions to a shareholder meeting agenda to be a fundamental shareholder right. We encourage companies to establish thresholds for shareholder resolutions that strike a balance: high enough to prevent misuse but low enough to enable smaller shareholders to address pertinent issues during shareholder meetings.
Moreover, we advocate for shareholders' ability to nominate candidates for the Board of Directors. We generally support shareholder proposals seeking the right to place nominees on the management proxy only if a proposal limits access to those shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company's securities continuously for at least three years.

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4.
Takeover defense
Russell Investments maintains a cautious stance regarding anti-takeover measures. In cases where the renewal of an existing poison pill is proposed, we conduct a thorough assessment based on individual circumstances. This evaluation considers the rationale presented by the company proposing the measure and the potential impact on current shareholders in the event of its implementation. Our assessment involves examining specific attributes, such as:
●
Flip-in or flip-over provisions of 20% or higher.
●
Inclusion of a sunset provision lasting two to three years.
●
Absence of dead-hand or no-hand features.
●
Incorporation of a shareholder redemption feature. If the board declines to redeem the pill within 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek written consent to vote on rescinding the pill.

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G.
Remuneration
1.
General principles
Russell Investments supports annual votes on executive remuneration as it provides shareholders with a regular channel to communicate their views and concerns regarding the company’s executive compensation practices.
We expect companies to disclose the compensation paid to directors on an individual basis and with a level of detail which will permit shareholders to conduct a fair assessment of company practices.
2.
Executive compensation policy and report
Effective alignment of interests among executive directors, the workforce, and shareholders with a company’s strategy and performance is an essential consideration in assessing remuneration packages. Our analysis typically focuses on several key points:
●
Companies are encouraged to implement well-structured remuneration packages that foster the creation and sustainability of long-term value. Such packages should align with the company’s strategic priorities and values.
●
While we support companies incorporating material ESG risks and opportunities into their long-term strategic planning, we emphasise that the inclusion of ESG metrics in compensation programs should be based on each company’s unique circumstances. We advocate for companies providing shareholders with clear disclosures outlining the rationale for selecting specific ESG metrics, the target-setting process, and corresponding payout opportunities. Although we generally encourage companies to set long-term targets for their environmental and social ambitions, we acknowledge that not all compensation schemes may be suitable for incorporating ESG metrics. The board holds responsibility for ensuring that executive compensation levels are reasonable in relation to the company’s size, scope, and achieved performance. Generally, compensation should target the median of peer groups and align with predetermined performance targets. Moreover, executive compensation should consider the broader workforce's pay levels.
●
Companies are expected to establish appropriate levels of fixed pay. Changes in the lead executive’s salary exceeding 10% require suitable justifications to gain our support.
●
We endorse the adoption of clawback/malus policies and encourage companies to require management to hold a substantial shareholding in the company to better align their interests with shareholders'.
●
Severance payments to executive officers should be set at reasonable levels. Our approach to severance payments is further discussed in the termination section below.
3.
Benefits and pension
Post-employment and other benefits include pensions, healthcare and other benefits that may be provided during and after employment. If companies opt for these types of remuneration, it is crucial to integrate these structures thoughtfully into the broader philosophy and framework of the overall compensation plan. Russell Investments generally expects pension provisions for executive directors, both those newly appointed and incumbent executives, to be in line with those available to the majority of the wider workforce.

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4.
Long term incentive plans
We encourage companies to provide comprehensive disclosure regarding their Long-Term Incentive Plans (LTIPs), emphasising the necessity for full details on the upcoming year's performance conditions.
Regarding long-term incentives, several aspects are considered favourable:
●
A minimum performance duration of three (3) years is preferred, with encouragement for post-vesting retention periods.
●
The use of multiple performance metrics is supported as it offers a more comprehensive assessment of a company’s performance and reduces the potential for manipulation compared to relying on a single metric.
●
Incorporation of at least one relative performance metric that compares the company’s performance to relevant peers or indices is recommended.
●
Vesting based on relative performance metrics should not occur for performance below the median.
●
Vesting scales should be designed to incentivise higher levels of performance.
●
Re-testing is not allowed.
●
Implementing stretch targets that motivate executives to strive for exceptional performance is encouraged.
●
Individual limits should be expressed as a percentage of base salary.
●
Dilution levels should align with local market practices.
5.
One-off payments
We take careful consideration to identify egregious compensation practices, which may involve approving substantial one-time payments, inappropriate and unjustified use of discretion, or consistently poor pay-for-performance practices.
When discretion to alter the monetary outcome of total remuneration is applied, we expect the company to state:
●
The main reasons behind the decision leading to the use of discretion;
●
Whether their discretion policy applies to revising pay upwards as well as downwards; and
●
The elements of pay to which discretion may be applied.
We may choose to vote against the entire committee based on the practices or actions of its members, such as approving large one-off payments, the inappropriate use of discretion in determining variable remuneration, or sustained poor pay-for-performance practices.

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6.
Termination
Setting severance payments for executive officers at reasonable levels is considered essential by Russell Investments. Generally, we will not support severance payments that exceed the upper limit of general market practice. All incentive awards should be time pro-rated and tested for performance, including in the event of an early termination due to a change in control. Severance payments should be limited to situations where the company terminates employment without cause, death, or disability. Remuneration committees should ensure that the company has a policy that caps or limits the amount of severance that can be paid.
We closely monitor golden parachutes and expect these plans to incorporate double trigger conditions.
7.
Non-executive Director compensation policy
Russell Investments considers the structuring of non-executive compensation to be crucial for ensuring alignment with long-term shareholder interests while preserving director independence. We advocate for non-executive fees to be reasonably comparable to those within a company's country and industry peers, taking into account the time commitment necessary for directors to fulfill their duties to shareholders satisfactorily. In line with these objectives, we do not support non-executive directors receiving performance-based compensation, retirement benefits, or excessive perks.

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H.
Mutual fund proxies
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
Decisions regarding a fund's structure or its relationship with its investment advisor or sub-advisors are typically entrusted to the management and the board members. However, exceptions arise in cases of severe misconduct or illegal activities that could jeopardise shareholder interests. Consequently, we place particular emphasis on the following key areas:
●
The terms of any amended advisory or sub-advisory agreement.
●
Assessing alterations in the fee structure paid to the investment advisor.
●
Evaluating any significant changes to the fund's investment goals or strategies.

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I.
Environmental and Social Issues
1.
Say on climate
Russell Investments recognises climate change as one of the defining, global challenges of this generation and as a material investment issue that crosses regions and industries. Our policy is to research, measure, report and consider climate change risk and opportunities as an integral part of our investing practice, our active ownership, and our business operations.
At Russell Investments, we look to understand thoroughly the implications of climate change for investing, to research robust and thoughtful solutions, and to provide our clients with the information they need. To this end, for companies with material exposure to climate risk stemming from their own operations, we expect companies to provide a level of transparency required to better understand how they may be impacted by climate-related risks and opportunities, and how they have embedded climate change into their strategy. We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. Therefore, in instances where we find either of these disclosures to be absent or significantly lacking, we may choose to vote against responsible directors.
Since 2019, we have been an official supporter of the Task Force on Climate-Related Financial Disclosure (TCFD), and, as such, we endorse the TCFD’s recommendations through which companies can provide more effective climate-related disclosures that promote more informed financial decision making.
When evaluating management-sponsored votes on climate plans and reports, we consider several factors on a case-by-case basis:
●
Governance of the vote - We look for companies to provide shareholders with context as to how they view the roles of the board and shareholders in executing their plans. We will also look closely at what the proposal is asking shareholders to approve. We may choose not to support the vote when the proposal shifts the responsibility of setting climate change strategy onto shareholders;
●
The company’s industry, size and peer comparison;
●
Assessment of the company's greenhouse gas (GHG) emissions targets, ensuring reasonableness in light of its operations and risk profile.
●
Evaluation of the company's stage in its climate reporting journey, considering whether they have a history of reporting and engaging with shareholders on climate risk; and
●
Our engagement activities and our subadvisors’ input.
For shareholder proposals related to climate change, in addition to this assessment we apply the approach summarised below.
2.
Shareholder proposals
Management and the board typically hold the expertise and proximity needed to make strategy and policy decisions concerning environmental, social, and political issues. However, we may support shareholder proposals that highlight a company's inadequate handling of an issue directly linked to shareholder value or risk mitigation. When evaluating such proposals, we consider several factors:
●
Inadequacies in current practices or disclosures impacting shareholder value or risk mitigation.
●
Addressing peer-relative deficiencies.
●
Avoiding duplicating existing practices.
●
Lack of commitment from the board to address concerns raised by proponents.
●
Relevance of the topic to the company's sector and operations.
●
Avoiding excessive prescription in detailing strategy or operational decisions.
For the topics outlined below, we also have taken into consideration the following:

PROXY VOTING POLICIES AND GUIDELINES  / 18

Consumer issues
We generally vote against proposals requesting companies implement specific price restraints on its products or requiring that a company reformulate its products unless an egregious issue is identified.
Workplace safety, product safety, and toxic/hazardous materials
Recognising the significance of safety and its impact on reputation and shareholder value, we generally rely on management to assess risks but may consider supporting well-crafted proposals in cases of credible evidence of egregious behaviour or unresponsiveness to shareholder requests.
Tobacco
We generally do not support shareholder resolutions to cease the production of tobacco-related products, restrict the selling of products to tobacco companies, spin off tobacco related businesses, or prohibit investment in tobacco equities, unless supported by a strong investment case.
Equal opportunity
We will support proposals seeking to amend a company’s equal employment opportunity statement/diversity policies to prohibit discrimination based on sexual orientation and/or gender identity. Furthermore, we would be supportive of proposals to extend company benefits to domestic partners.
Environment
We may choose to support proposals requesting that a company report on the potential environmental damage that could result from company operations in a protected region. However, we assess on a case-by-case basis proposals relating to a company’s interaction with the environment, including the following scenarios:
●
Call for the reduction of greenhouse gas emissions.
●
Request that a company report on the safety and/or security risks associated with their operations and/or facilities.
●
Seek that a company adopt a comprehensive recycling strategy.
●
Request that a company invest in renewable energy resources.
Political issues
We will generally support proposals seeking increased disclosure of corporate lobbying or political contributions if:
●
Current disclosures are insufficient and/or significantly lagging peers.
●
The company faces significant risk as a result of its political activities.
●
There is no explicit board oversight or inadequate board oversight of such contributions.
●
The company is mismanaging corporate funds through lobbying or political contributions.
We will not support proposals requesting the company to publish in public media any political contributions.

PROXY VOTING POLICIES AND GUIDELINES  / 19

Labour, human rights, international oversight
We will generally support advocating for sufficient oversight of foreign operations to prevent unethical or illegal conduct, including but not limited to bribery, environmental exploitation, human rights violations, and money laundering.
Water issues
We support the adoption of policies and strategies that responsibly manage risks to the water supply, especially in areas affected by water scarcity. We believe it is important to weigh the merits of any proposed policy or disclosure in the context of a company’s operations and regulatory environment.
Pharmaceutical policy, pricing, and access
While we recognise the increased political and regulatory risks associated with pharmaceutical pricing and access, governments are ultimately the appropriate bodies to dictate national healthcare policies. Regarding healthcare-related proposals, we may choose to support the proposal if the proponents have clearly demonstrated that a company’s current practices present significant reputational or financial risk.
We believe that decisions regarding pricing structures of pharmaceuticals are best left to management and the board. As such, we generally vote against proposals requesting that companies adopt policies of price restraint on their branded pharmaceuticals.
In addition, if the proposal requests that the company adopt specific policies to encourage or constrain prescription drug re-importation, we vote against.
3.
Environmental and social risk oversight
Insufficient oversight of critical environmental and social concerns can pose legal, financial, regulatory, and reputational risks that might adversely affect shareholder interests. Consequently, it's crucial for companies to ensure their boards exercise clear oversight of these material risks, including those of an environmental or social nature. In cases where the governance chair of a company fails to provide explicit disclosure regarding the board's role in overseeing these issues, Russell Investments may opt not to support them.

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J.
Appendix
1.
Active Ownership Committee
Our Active Ownership Committee manages a globally consistent and rigorous approach to proxy voting and engagement activities. Supporting the Committee, the Active Ownership Team oversees our proxy voting policies, procedures, guidelines and voting decisions, whilst continuing to develop our processes to meet evolving client needs and expectations. The Active Ownership Committee is made up of experienced Russell Investments professionals from a variety of roles, including portfolio management, manager research and investment strategy.
The Active Ownership Committee meets regularly to review and propose adjustments that ensure our proxy voting policy and guidelines are aligned with current best practices.
2.
Referred items
The Committee reviews those proposals that require more scrutiny and a non-prescriptive approach, and any proposals that are not specifically addressed in the guidelines. At Russell Investments, we believe good stewardship requires careful consideration of each proposal on its individual merits.
To this end, the Committee evaluates each proposal considering the following factors:
●
Our internal proxy analyst research,
●
External research from our proxy administrator,
●
External research from Sustainalytics,
●
Input from our sub-advisers on voting and engagement,
●
Input from the Active Ownership Team when a Russell Investments-led engagement has been previously conducted.
3.
Stock lending
As a fiduciary, Russell Investments maintains the voting rights for all holdings. We do not delegate voting to any of our sub-advisers, though in some cases we may reach out to a sub-adviser for additional information regarding specific proxy votes. Our proxy administrator, Glass Lewis, is responsible for managing the proxy ballots that Russell Investments receives based on our holdings, and all of these ballots are in turn monitored by Russell Investments’ internal proxy coordinator using Glass Lewis’ online Viewpoint platform. The proxy coordinator is responsible for ensuring that all of Russell Investments’ voting rights are exercised and conducts a quarterly review of accounts which should have voting rights against the accounts on record with Glass Lewis.
Our policy on securities lending as it applies to proxy voting ensures that we exercise full voting rights on behalf of our clients. Glass Lewis currently produces a weekly report of shares with upcoming proxy votes that meet pre-determined criteria for potential restriction and/or recall. We restrict these securities (either 15 business days out from the record date, or as soon as we are notified, whichever comes first) from being loaned before their record date, recalling any loans as necessary. The restriction is lifted one business day after the record date.

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4.
Proxy voting conflict of interest procedures
Where Russell Investments maintains the voting rights for underlying securities, it appoints a proxy administrator that acts within the guidelines set out in Russell Investments Proxy Voting Policy. Our proxy voting policies and procedures are designed to ensure that those proxy voting decisions; (i) are made in accordance with the best interests of clients; and (ii) enable the Active Ownership Committee to resolve any material conflicts of interest relating to voting and engagement.
Proxy Voting Guidelines are constructed to be aligned with international good practices and standards, in order to protect shareholders’ rights. The Guidelines are applied to all votable proxy items, without exception, for issuers that currently have, or recently had, an existing relationship with Russell Investments, as either a client or vendor.
For any votes referred to the Active Ownership Committee, potential conflicts of interest are mitigated by (i) the committee structure itself, which requires a quorum for a final vote, and (ii) all votes submitted by committee members requiring a certification attesting that the voting member has no knowledge of any potential conflicts of interest between the client, Russell Investments and its affiliates, as well as no personal material conflicts (such as personal stock ownership).
5.
Proxy voting reporting
Russell Investments proxy voting records are publicly available on our website here. We do not publish vote rationales beyond those described in our custom Proxy Voting Guidelines. We also publish an annual Investment Stewardship Report that summarises our proxy voting and engagement activity.

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Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
IMPORTANT INFORMATION
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2026 Russell Investments Group, LLC. All rights reserved.

PROXY VOTING POLICIES AND GUIDELINES  / 23

ENGAGEMENT POLICY
2026

Contents
Approach to engagement	3
Engagement in practice	4
Russell Investments direct	4
Sub-adviser partnership	5
Sustainalytics direct	5
Engagement selection	6
Policy advocacy and collaborations	6
Engagement focus areas	8
Engagement tracking and escalation	9
Categorisation of engagement activity	9
Annual review of engagements	9
Avenues of escalation	10
Conflict of interests	11
Conclusion	11

ENGAGEMENT POLICY  / 2

At Russell Investments, being an active owner is an important component of our investment responsibilities. As part of our stewardship approach, we actively engage with companies on issues that are financially material to long-term risk-adjusted returns, including board oversight, capital allocation, executive incentives, and sustainability-related risks that may affect cash flow, asset values, or cost of capital. Through structured and ongoing dialogue, we deepen our understanding of company-specific risks and opportunities and seek to influence practices that support durable value creation, effective risk management, and the protection of shareholder value, in the best interests of our clients as end beneficiaries.
Our engagement efforts are coordinated by our Active Ownership Team and overseen by Russell Investments’ Active Ownership Committee, which is comprised of senior investors with diverse asset-class and regional expertise. This governance framework ensures that stewardship activity is integrated within the investment process, appropriately prioritised, and aligned with client objectives and fiduciary duties.
We adopt a fully integrated approach, drawing on insights from our global investment teams and leveraging the scale and reach of our multi-asset and multi-manager platform. Our relationships, with sub-adviser partners are a critical input to this process, providing issuer-level insight, industry expertise, and ongoing feedback on engagement effectiveness. These relationships enhance our ability to assess material risks, coordinate engagement where appropriate, and ensure that stewardship insights inform investment oversight and decision-making.
Approach to engagement
Ongoing dialogue with companies is a core component of our investment stewardship and active ownership approach strategy. Our engagement activities are focused on addressing risks and opportunities relevant to investment performance and on encouraging corporate practices that support long-term value creation, effective risk management, and sustainable business performance. We seek to build constructive, long-term relationships with issuers where engagement has the potential to influence outcomes that are relevant to portfolio risk, return, or capital allocation decisions.
Our business model and service capabilities enable a multi-channel approach to stewardship. This include direct engagement with issuers, collaboration with sub-adviser partners, and participation in thematic engagements through our partnership with Sustainalytics, a leading independent sustainability, social, and corporate governance data and research firm. These channels allow us to access issuer-specific insight, sector expertise, and comparative analysis to support well-informed engagement on material issues.

ENGAGEMENT POLICY  / 3

Source: Russell Investments, for illustrative purposes only.
Taken together, these channels provide a flexible and robust framework for engagement. We deploy them selectively, choosing the approach that offers the most effective access to the issuer, the appropriate level of subject-matter expertise, and the greatest potential to achieve a meaningful outcome. Across all channels, direct dialogue with corporate issuers remains the primary mechanism for progressing engagement objectives.
Engagement in practice
Russell Investments direct
A strong stewardship programme prioritises activities which offer the greatest potential to enhance returns or mitigate downside risk. In this context, Russell Investments directly engages with portfolio companies as a fundamental part of our investment stewardship and active ownership approach process. We proactively initiate dialogue to address financially material issues, while responding to controversies that pose significant financial and reputational risks.
Internally led, direct company engagements are typically initiated by two key methods:
●
Risk-based selection of portfolio companies identified as presenting heightened financial or sustainability-related risks, using a range of internal analysis and third-party data sources, as further described in the engagement selection criteria below.
●
Proxy voting activity, where engagement may take place in advance of a general meeting, or where a vote against management prompts follow-up dialogue. Some voting decisions are determined by our custom voting guidelines, while others are referred to the Active Ownership Committee for case-by-case review. Additional detail on referred items and manual voting decisions is provided in the proxy voting section

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Sub-adviser partnership
As a multi-asset manager of managers, Russell Investments leverages its sub-advisers’ relationships to support an informed and integrated approach to active ownership. Sub-advisers are appointed to fulfill targeted, value-enhancing roles in our portfolios, and their regular interaction with investee companies provides issuer-level insight that informs both engagement prioritisation and voting decisions.
We consider sub-adviser input to be a strategically important component of our stewardship framework. Portfolio managers and the Active Ownership Team seek input from our sub-adviser partners when identifying engagement priorities, helping to validate the financial relevance of issues and to refine engagement objectives. In consultation with our sub-adviser partners, we assess whether joint outreach or separate yet aligned efforts would be more effective. Opportunities identified by our sub-advisers might result in partnered engagement efforts, Russell direct engagements with sub-adviser input, or reinforce engagement efforts that are already underway.
Sustainalytics direct
Russell Investments partners with Sustainalytics to support thematic, collaborative engagements where collective investor participation can enhance access to issuers and support dialogue on financially material risks and opportunities. Sustainalytics’ engagement programmes provide a structured framework for engagement with a defined set of companies, enabling sustained dialogue on issues relevant to long-term value creation.
Russell Investments selects engagement themes that align with our engagement focus areas and investment priorities, leveraging Sustainalytics’ sector expertise, research capabilities, and issuer access to support effective engagement. Our investment professionals actively participate in engagement calls across all selected themes, ensuring that discussions are informed by investment context and integrated with our broader stewardship and investment oversight activities.
Participation in Sustainalytics engagement themes
Russell Investments participates in five Sustainalytics engagement themes, each typically covering between 30 and 100 companies. We retain the ability to influence company selection within these themes and to actively participate in engagements where we assess there is sufficient relevance, exposure, or potential to contribute to improved investment outcomes.

Source: Russell Investments, for illustrative purposes only.

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Engagement selection
Russell Investments identifies engagement target companies through a systematic process applied across all holdings. Engagement activity is prioritised on issues that are financially material to investment outcomes, taking into account the potential impact on company valuation, downside risk, or long-term return prospects. Our efforts are centered on defined engagement focus areas, outlined below, which represent material risks and opportunities across regions, sectors, and asset classes.
In addition to these focus areas, the following criteria are considered when selecting engagement targets:
●
Portfolio exposure and ownership considerations, including Russell Investments’ ownership stake as a percentage of shares outstanding and/or the weight of exposure at the fund or portfolio level.
●
Proxy voting history and issuer responsiveness, including prior voting outcomes and management’s willingness to engage constructively with shareholder concerns.
●
Sustainability and governance risk analysis, drawing on internal assessment and third-party research, with an emphasis on sub-industry peer comparison, controversy analysis, and indicators of elevated financial or operational risk.
●
Independent proxy research, including analysis provided by Glass Lewis.
●
Insights from prior engagement activity, including progress against objectives and issuer responsiveness.
●
Input from sub-adviser partners, highlighting issuer-specific risks, opportunities, or engagement priorities based on their investment analysis and ongoing dialogue with companies.
●
Client and fund-level sustainability objectives, where relevant, to ensure engagement activity remains aligned with mandate-specific requirements.
Internally led company engagements are frequently initiated on the back of voting activity, particularly votes that have been referred to the Active Ownership Committee for internal analysis and debate. Such referrals arise when a proposals fall outside the scope of our custom voting guidelines or raise complex or financially material governance or sustainability considerations requiring case-by-case assessment.
Engagement targets and objectives are developed with input from portfolio management teams and are subject to oversight and approval by Russell Investments’ Investment Strategy Committee, ensuring alignment with investment priorities, fiduciary responsibilities, and client objectives.
Policy advocacy and collaborations
Russell Investments participates in policy advocacy and industry collaborations where we assess that such engagement can support well-functioning financial markets, effective investor protections, and the management of market-wide and systemic risks that may affect long-term investment outcomes. Our participation is intended to complement company-level engagement by addressing issues that cannot be effectively resolved through issuer dialogue alone, including disclosure standards, regulatory frameworks, and market practices.
We engage selectively with industry bodies, regulators, and investor initiatives to improve the quality, consistency, and decision-usefulness of information available to investors, and to contribute to the development of governance and market standards that support efficient capital allocation. Insights gained through these forums inform our stewardship priorities, engagement objectives, and investment oversight activities.
Russell Investments is a long-standing signatory to the Principles for Responsible Investment (PRI). Our participation reflects alignment with broadly accepted stewardship principles, including collaborative engagement where appropriate, but

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our involvement in industry initiatives is guided primarily by investment relevance and fiduciary considerations, rather than affiliation alone.
In addition to PRI, Russell Investments participates in a range of industry organisations and initiatives relevant to our stewardship and investment activities, including:
●
Institutional Investors Group on Climate Change (IIGCC)
●
Responsible Investment Association Australasia (RIAA)
●
Carbon Disclosure Project (CDP)
●
Investment Association (IA)
●
Investment Company Institute (ICI)
●
Securities Industry and Financial Markets Association (SIFMA)
●
The Net Zero Asset Managers Initiative (NZAMI)
●
Transition Pathway Initiative (TPI)
●
Investors Against Slavery and Trafficking (IAST) APAC
●
Investment Consultants Sustainability Working Group - ICSWG (US)
●
Sustainable Trading
●
Department of Labor (DOL)

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Engagement focus areas
At Russell Investments, engagement activity is prioritised where it has the greatest potential to enhance return potential or mitigate downside risk. The Active Ownership Team focuses on financially material issues that may affect long-term investment outcomes, considered across environmental, social, and governance dimensions where relevant.
While many issues may be of shareholder interest, defining clear engagement focus areas supports disciplined prioritisation, accountability, and the delivery of measurable outcomes aligned with long-term shareholder value.

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Engagement tracking and escalation
Categorisation of engagement activity
Engagement is recognised as a long-term investment tool, and outcomes are not always linear. To ensure discipline and accountability, Russell Investments tracks each engagement against defined objectives, including the relevant focus area, intended outcome, and a peer-relative assessment. Each objective is evaluated against appropriate industry peers to assess whether an issuer is performing below peers, in line with peers, or ahead of peers.
Progress is monitored over time and used to inform decisions on whether an engagement should continue, escalate, or be concluded. Engagements remain ongoing where progress is assessed as achievable, ranging from initial dialogue through to evidence of implementation. While timelines vary by issue and issuer, we seek to resolve most engagement objectives within a three-year period, taking into account the nature of the risk and the company’s responsiveness.

Source: Russell Investments, for illustrative purposes only.
Annual review of engagements
The Active Ownership Team reviews engagement activity and outcomes on a regular basis to determine whether an engagement should be resolved, escalated, or concluded. Where companies fail to engage constructively or demonstrate insufficient progress toward agreed objectives, we assess whether escalation is warranted or whether the issuer should be placed on a monitoring watchlist subject to enhanced scrutiny.
A withdrawn engagement refers to an engagement that is discontinued prior to resolution, typically due to changes in portfolio exposure, corporate actions, or other strategic considerations that make continued engagement no longer appropriate.

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Avenues of escalation
Russell Investments has a range of escalation tools available where engagement objectives are not met. These may include enhanced dialogue with sub-advisers and other investors, coordinated or collaborative engagement, formal written communication of concerns, and voting against management on relevant proposals where appropriate.
The use of more assertive actions—such as public statements, shareholder resolutions, director nominations, or legal action—is uncommon. However, we recognise that stewardship practices continue to evolve and we retain flexibility to adapt our approach over time, taking into account the effectiveness of prior engagement and client expectations.
As a manager-of-managers, Russell Investments does not make direct investment or divestment decisions on behalf of sub-adviser partners. We generally consider continued engagement to be a more effective mechanism than divestment or exclusion where risks are potentially remediable. Accordingly, divestment is not a primary escalation tool and is assessed only where consistent with mandate requirements and investment considerations.
Escalation actions are considered on a case-by-case basis, informed by the nature of the risk, issuer responsiveness, portfolio exposure, and the potential impact on investment outcomes over time. No single escalation pathway is applied sequentially or by default.

Source: Russell Investments, for illustrative purposes only.

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Conflict of interests
At Russell Investments, we maintain a governance framework that is designed to ensure a coordinated and consistent approach to the management of conflicts of interests across all regions in which it operates. Good stewardship and behaving with non-negotiable integrity are at the heart of Russell Investments’ values.
The Russell Investments Conflicts of Interest Policy disclosures detail the circumstances that may give rise to conflicts of interest in the operation of its business, the supplemental policies, as well as the procedures that are in place to manage all potential or actual conflicts of interest in the best interests of its clients. This policy has a direct link to ensuring effective stewardship of our clients’ assets.
Our disclosures in respect to our Conflicts of Interest Policy are available here and are made available to all of our clients.
Conclusion
As fiduciaries of our clients’ assets, Russell Investments views engagement as a core component of effective stewardship and active ownership. Our approach is grounded in the belief that well-governed, resilient, and transparent business practices support long-term investment performance. Through disciplined engagement, clear prioritisation, and ongoing oversight, we seek to mitigate material risks, encourage improvement where it can enhance investment outcomes, and support the long-term creation and preservation of shareholder value for our clients.

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Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
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